As filed with the Securities and Exchange Commission on May 4, 2009

Registration No. 333-142420

and 811-21952

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 5

and

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT No. 17

Registrant

Old Mutual Financial Network Separate Account VA

Depositor

OM Financial Life Insurance Company

1001 Fleet Street, Baltimore, Maryland 21202

(800) 445-6758

Agent for Service

Eric Marhoun

Old Mutual Financial Network

1001 Fleet Street – 6th Floor, Legal

Baltimore, Maryland 21202

E-mail: eric.marhoun@omfn.com

Title of Securities Being Registered: Individual Variable Annuity Contract

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
•	on May 1, 2009 pursuant to paragraph (b) of Rule 485
•	60 days after filing pursuant to paragraph (a)(1) or Rule 485
•	on _________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Old Mutual Separate Account VA Beacon Advisor individual flexible premium variable accumulation deferred annuity contracts.

BEACON ADVISOR

 PART A

Prospectus: May 1, 2009

                                                                                                                  Issuer: OM Financial Life Insurance Company

                                                                                                          Old Mutual Financial Network Separate Accout VA

                                                                                 Beacon Advisor sm

                              Flexible Contribution Deferred Variable Annuity Contract

The prospectus describes the BEACON ADVISOR Contract issued by OM Financial Life Insurance Company. The Contract is designed to help you, the Owner, invest on a tax-deferred basis and meet long-term financial goals. It provides optional features for you to select from to meet your particular needs; not all may be available in your state. As an annuity, it also provides you with several ways to receive regular income from your investment. An initial minimum contribution is required. Further investment is optional.

You may allocate all or part of your investment among Separate Account Subaccounts (where you have the investment risk, including possible loss of principal) investing in non-publicly traded portfolios. Read the Allocation Options section of this prospectus for more information.

SUBACCOUNTS BY UNDERLYING PORTFOLIOS

AllianceBernstein

•  VPS International Growth B [2]

•  VPS International Value B [2]

American Century Investments

•  VP Income & Growth II

•  VP International II [2]

•  VP Mid Cap Value II

•  VP Value II

Franklin Templeton(VIP)

•  [2]Mutual Global Discovery Securities Fund – Class 2

•  Mutual Shares Securities Fund – Class 2

•  Franklin U.S. Government Fund – Class 2 [1]

•  Templeton Developing Markets Securities Fund – Class 2 [2]

•  Templeton Global Asset Allocation Fund – Class 2

•  Templeton Global Bond Securities Fund – Class 2 [2]

Legg Mason

•  Variable Aggressive Growth II [2]

•  Variable Fundamental Value II2

•  Variable Small Cap Growth II [2]

•  Variable Strategic Bond II

Neuberger Berman

•  AMT Lehman Brothers Short Duration Bond I [1]

•  AMT Partners I [2]

•  AMT Regency S

•  AMT Guardian S

•  AMT Mid-Cap Growth S

PIMCO(*Admin./#Advisor Class)

•  VIT High Yield#,2

•  VIT Long-Term US Government*

•  VIT CommodityRealReturn™ Strategy #, 2

•  VIT Global Bond#,2

•  VIT Money Market *, 1

•  VIT Real Return#

•  VIT Total Return#

Pioneer(VCT II)

•  Cullen Value

•  Equity Income

•  Pioneer Fund

•  High Yield [2]

•  Strategic Income

Royce(Service Class)

•  Micro-Cap [2]

Rydex(VT)

•  Multi-Hedge Strategies

•  Commodities Strategy [2]

•  Essential Portfolio Conservative

•  Essential Portfolio Moderate

•  Essential Portfolio Aggressive

•  Multi-Cap Core Equity

•  All-Cap Opportunity [2]

•  U.S. Government Money Market[1]

Rydex Short-Term Trading Portfolios:

•  CLS AdvisorOne Amerigo

•  CLS AdvisorOne Berolina [2]

•  CLS AdvisorOne Clermont

•  Government Long Bond 1.2x Strategy [2]

•  Inverse Government Long Bond Strategy [2]

•  Inverse NASDAQ-100® Strategy [2]

•  Inverse Russell 2000® Strategy [2]

•  Inverse S&P 500® Strategy [2]

•  Nova [2]

•    NASDAQ-100® [2]

•    Russell 2000® 1.5x Strategy[2]

T. Rowe Price

•  Blue Chip Growth II

•  Equity Income II

•  Health Sciences II [2]

Third Avenue

•  Value [2]

Van Kampen / Morgan Stanley

•  UIF Core Plus Fixed Income II [1]

•  UIF Emerging Markets Debt II

•  UIF Mid Cap Growth II

•  UIF U.S. Mid Cap Value II

•  VK LIT Growth and Income II2

For purposes of Guaranteed Minimum Withdrawal Benefit and Enhanced Guaranteed Minimum Death Benefit allocations:

(1)    Defined by us as Category A portfolios.

(2)    Defined by us as Category C portfolios.

Unmarked portfolios are defined by us as Category B portfolios.

Optional Contract features are available for an additional charge. See this prospectus’ IMPORTANT CONTRACT PROVISIONS section for details.

A Statement of Additional Information and other information about us and the Contract, with the same date as this prospectus, is on file with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference. For a free copy, access it on the SEC's Web site (www.sec.gov),or write or call us at the number below. The Table of Contents for the Statement of Additional Information is on the last page of this prospectus.

BEACON ADVISOR prospectus

The SEC does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Contract. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

Carefully read this Prospectus.

Keep this prospectus for future reference.  It provides information you should consider before investing in a Contract.  Prospectuses for the Portfolios underlying the Subaccount variable investment options are available without charge from your sales representative or from our Service Center.

OM Financial Life Insurance Company Service Center: P.O. Box 725049, Atlanta, Georgia 31139-2049. 1-866-599-2760. omfn.com

BEACON ADVISOR prospectus

TABLE OF CONTENTS                                              Begin on Page

DEFINED TERMS	3
CHARGES	4
FINANCIAL INFORMATION	5
CONTRACT SUMMARY	5
CHARGES EXPLAINED	7
Annual Contract Fee
Administrative Expense Charge
Tax Charges
Fees Charged by the Portfolios
Optional Feature Charges
Waiver of Certain Charges
ALLOCATION OPTIONS	9
Separate Account and its Subaccounts
Transfers
Third Party Services

Short-Term Trading & Disruptive Trading Procedures

Systematic Transfer Programs:

Dollar Cost Averaging, Portfolio Rebalancing

IMPORTANT CONTRACT PROVISIONS	15
Contract Application and Issuance
Contract Value
Telephone Transactions
Death of Annuitant
Delay of Payments
Beneficiary
Contract Changes
Contract Termination
Optional Features
DISTRIBUTIONS	21
Withdrawals
Death Benefits
Annuity Income Benefits
FEDERAL INCOME TAX MATTERS	24
MISCELLANEOUS	27
About Our Company
Distribution of the Contracts
Voting Privileges
Legal Proceedings
APPENDIX A: Accumulation Unit Values	A:1
Thank You. If You Have Questions,	Last Page
Statement of Additional Information Table of Contents	Last Page

Contacting Us. To answer your questions or to send additional contribution, contact your sales representative or write or call us at:

OM Financial Life Insurance Company

Service Center

P.O. Box 725049

Atlanta, Georgia 31139-2049

or

6425 Powers Ferry Road

Atlanta, Georgia 30339

Toll Free Telephone: 1-866-599-2760

Fax: 1-770-690-1967

omfn.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the Correct Form of Written Notice "in good order" is important for us to accurately process your Contract elections and changes. Many forms can be found on the on-line services section of our Web site. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Facsimile Written Notice. To provide you with timely service, we accept Written Notice by facsimile. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Contract (including withdrawals) without your knowledge. We are entitled to act upon facsimile signatures that reasonably appear to us to be genuine.

Make checks payable to:

"OM Financial Life

Insurance Company"

This prospectus may only be used to offer the Contract where the Contract may lawfully be sold.

The Contract, and certain features described in this prospectus, may not be available in all states.

If your Contract is issued as part of a qualified plan under the Internal Revenue Code, refer to any plan documents and disclosures for information about how some of the benefits and rights of the Contract may be affected.

BEACON ADVISOR prospectus

DEFINED TERMS

Accumulation Units are accounting units of measure used to calculate the Contract Value allocated to Subaccounts of the Separate Account. The Contract describes how Accumulation Units are calculated.

Annuity Date is the date annuity payments are scheduled to begin. This date is identified on the Contract Information page of your Contract. You may change this date, as permitted by the Contract and otherwise described in this prospectus.

Business Day is each day that the New York Stock Exchange (NYSE) is open for trading and we are open for business. Except in an emergency, as declared by the SEC, we are open the same days as the NYSE.

Close of Business is the time the New York Stock Exchange (NYSE) closes which is generally 4 p.m. Eastern time unless the NYSE closes earlier, except for the Rydex short-term trading subaccounts for which the Close of Business is 3:30 p.m. Eastern time unless the NYSE closes earlier.

Contract, together with any endorsements thereto, is the legal document memorializing the agreement between you and us. In those States where the Contract is issued as a group contract, “Contract(s)” shall also mean “Certificate(s).”

Contract Date is within two Business Days from the date we receive your application and initial contribution in good order and issue the Contract. It is the date used to determine Contract Anniversaries and Contract Years.

Contract Value is the value of amounts you have allocated to Contract allocation options as of a referenced date and before subtracting any withdrawal charge that would apply upon a withdrawal of Contract Value.

Contract Year/Month/Anniversary are measured from respective anniversary dates of the Contract Date.

Owner, you, your is you -- the person(s) or legal entity who may exercise all rights and privileges under the Contract. Where the Contract is issued as a Group Contract, Contract Owner as used herein is the Certificate Owner (sometimes called a Group Contract Participant). If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Contract. Ownership and ownership rights of minors are subject to special rules.

Separate Account is Old Mutual Financial Network Separate Account VA.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio of a series fund.

Valuation Date is any normal business day, Monday through Friday, on which the NYSE is open, up to the Close of Business. At the Close of Business, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your payment or any transaction request (such as a transfer or withdrawal request) at the OM Financial Life Insurance Company Service Center before the Close of Business, we will process your payment or transaction using the Accumulation Unit value we calculate on the Valuation Date we received your payment or transaction request. On the other hand, if we receive your payment or transaction request at our corporate office at or after the Close of Business, we will process your payment or transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction on the next Valuation Date.

Withdrawal Value is the Contract Value less any applicable withdrawal charge and Contract fee.

We, us, our, OM Financial – OM Financial Life Insurance Company.

Written Notice or Request -- Written notice signed by you, or electronic notice with your electronic ‘signature’ provided in a manner we accept, on a form approved by or acceptable to us, that gives us the information we require and is received at OM Financial Life Insurance Company Service Center, P.O. Box 725049, Atlanta, Georgia 31139-2049 (or 6425 Powers Ferry Road, Atlanta, Georgia 30339), fax 1-770-690-1967. Call us if you have questions about what form or information is required.

BEACON ADVISOR prospectus

CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between allocation options. (Schedules will differ when required by state law, but amounts will not exceed those shown in this table.)

TRANSACTION FEES	NONE

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Subaccount portfolio operating fees and expenses.

ANNUAL FEES and EXPENSES	Guaranteed Maximum	Current
CONTRACT FEE Deducted monthly against Subaccount investments pro-rata to equal the annual amount shown.	$600	$240
SEPARATE ACCOUNT ANNUAL EXPENSES Deducted dailyagainst Subaccount investments pro-rata to equal the annual amount shown.
ADMINISTRATIVE EXPENSE CHARGE	All Years 0.05%	Years 1-5 0.05% Years 6+ NONE
OPTIONAL RIDER: GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") Basic Enhanced (not available after 3/31/09)	0.30% 0.70%	0.20% 0.50%

OPTIONAL RIDER: (not available after 3/31/09)

GUARANTEED MINIMUM WITHDRAWAL

BENEFIT ("GMWB")

If purchased at Contract inception     - Single Life

                                                   - Joint Spousal Lives

If purchased after Contract inception -

                                                                    Single Life

                                                  - Joint Spousal Lives

	0.85% 0.95% 0.90% 1.05%	0.60% 0.75% 0.70% 0.85%

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (Assumes Enhanced GMDB and GMWB - Single Life at inception) - Joint Spousal Lives	1.60% 1.70%	Years 1-5 1.15% 1.30%	Years 6+ 1.10% 1.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Contract. The operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2008. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets for the year ended December 31, 2008)

Expenses that are deducted from portfolio company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses

	Maximum	Minimum
Before any Waivers and Reductions	4.12%	0.48%

EXAMPLES OF EXPENSES

The Examples below are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, contract fees, separate account annual expenses, and underlying portfolio fees and expenses.

BEACON ADVISOR prospectus

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the underlying portfolio and Contract fees and expenses indicated. The example amounts are illustrative only, and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in thechart. Please note that although the examples assume $10,000 contribution to aid comparisons, our minimum contribution for this Contract is $50,000.

	The Contract’s Expenses are the same whether the Contract is surrendered, annuitized, or continues at the end of the time period shown
	1 Year	3 Years	5 Years	10 Years
Maximum (1)	$1,177	$3,405	$5,468	$9,926
Minimum (2)	$294	$885	$1,480	$2,962

(1)   Maximum Contract Expense Fees. This example assumes maximum charges of the highest guaranteed charge combination is selected at inception: 1.70% for Total Separate Account Annual Expenses and assumes a $600 guaranteed maximum Contract Fee, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies (4.12%).

(2)   Minimum Contract Expense Fees. This example assumes only current charges of 0.05% for Total Separate Account Annual Expenses (the Administrative Expense Charge) for the first five Contract Years, $240 current Contract Fee, plus the minimum fees and expenses before any waivers or reductions of any of the portfolio companies (0.48%).

FINANCIAL INFORMATION

We provide base Contract Accumulation Unit value history for each Separate Account Subaccount in this prospectus’ Appendix A. Accumulation Unit value history for Contracts with optional features and financial statements of the Separate Account Subaccounts and of OM Financial Life Insurance Company are included in the Statement of Additional Information. To learn how to get a copy of the Statement of Additional Information, see the front or back page of this prospectus.

CONTRACT SUMMARY	Please read each section of this prospectus for additional detail.

The BEACON ADVISOR Contract is a deferred variable annuity offering a variety of allocation options to help meet long-term financial goals. The Contract includes optional features for you to select to meet your particular needs; not all are available in all states. Charges are discussed in this prospectus' CHARGES and CHARGES EXPLAINED sections. You can allocate contributions among allocation options identified on this prospectus' front page and discussed in the ALLOCATION OPTIONS section.

You, the Contract Owner, have all rights to exercise the terms of this Contract while it is in force. You have the right to receive Contract annuity benefits during the annuity income period, and once those payments begin, you cannot change them. Subject to qualified plan or other tax limitations and before the Annuity Date, you may change your Contract’s designated annuitant. Your named beneficiary(ies) only have rights to Contract proceeds once they become payable due to your death. A beneficiary may elect to receive his/her share of Contract proceeds pursuant to an Annuity Income Option or in a lump sum. Unless a beneficiary designation is irrevocable, or unless the beneficiary is your spouse under a qualified plan with certain beneficiary rights, at any time prior to your death, you may change your Contract beneficiary. A sole beneficiary or Joint Owner who is your spouse may have rights to continue the Contract.

The Contract accumulates capital on a tax-deferred basis. The purchase of a Contract to fund a tax-qualified retirement plan account does not provide additional tax deferred treatment beyond the treatment provided by the plan itself. However, the Contract provides benefits such as lifetime income payments and family protection through death benefits.

Accumulation Period.During the accumulation period, earnings in the Contract are not taxed. During this period, you can invest additional money into the Contract, transfer amounts among the allocation options, and withdraw some or all of your Contract Value. Some restrictions may apply to transfers. Withdrawals may be subject to income tax and a penalty tax.

Annuity Income Period.The accumulation period ends and the annuity income period begins on a date you select but not later than the Contract Anniversary nearest the annuitant’s 100th birthday. If you do not specify a date, the Annuity Date will be the later of the first Contract Anniversary after the annuitant's 90th birthday or the 10th Contract Anniversary. During the annuity income period, we will make periodic payments to the Owner, unless you specify otherwise. You can usually select payments that are guaranteed to last for the annuitant's entire life or for some other period. Some or all of each payment will be taxable. The Guaranteed Minimum Withdrawal Benefit, an optional benefit available for an additional charge and described in this prospectus’ IMPORTANT CONTRACT PROVISIONS section, provides an alternative method of accessing your Contract Value.

BEACON ADVISOR prospectus

CONTRACT OPERATION & FEATURES

Contributions.

•	Minimum initial contribution: $50,000.
•	Required Contract Value: generally, $2,000 or more.
•	Minimum additional contribution: $50 per payment.
•	Maximum issue age: 85.
•

Additional contribution is not accepted, without our approval, on or after the later of (i) the Contract Anniversary following your or the annuitant's maximum issue age birthday, or (ii) the Annuity Date.

Allocation Options.

•

You bear the risk of loss, including principal, but also have the opportunity for market growth in allocations to Separate Account Subaccounts, which in turn invest in corresponding underlying portfolios.

•	You may transfer among allocation options, subject to limits. Dollar cost averaging and portfolio rebalancing are available.

Deductions from Assets. (See CHARGES on next pages.)

Access to Contract Value.

•	Several annuity options are available.
•	Optional guaranteed minimum withdrawal benefits are available.

Withdrawals.

•	There are no Contract charges for withdrawals.
•	Each withdrawal must be at least $100.

Death Benefit.

•	Return of Contract Value is payable upon the death of the Owner unless an optional guaranteed minimum death benefit is elected and is payable.

Optional Features.

Optional features available are listed in this prospectus’ IMPORTANT CONTRACT PROVISIONS section and described throughout this prospectus. Most can only be elected at Contract issue.

TAX-QUALIFIED PLANS

The Contract can be used to fund a tax-qualified plan such as an IRA or Roth IRA, or a SEP. It cannot be used to fund a 401(k) Roth IRA or 403(b) Roth plans. The Contract does not provide additional tax deferral beyond any provided by the tax-qualified plan. You should consider whether the other benefits of the Contract would be of value to you. This prospectus generally addresses terms that affect a non-tax-qualified annuity. If your Contract funds a tax-qualified plan, your Contract rights may be modified by federal tax law. Contact us if you have questions about the use of the Contract in these or other tax-qualified plans.

CHANGES TO THE CONTRACT FORM

In addition to registering this Contract with the SEC as a security, this Contract also is filed with applicable state insurance departments. SEC registration does not constitute SEC approval of the Contract, and filing it with a state insurance department may not signify that department’s approval of the Contract. We cannot change the terms of this Contract without filing an amended registration statement with the SEC; filing an amendment to the Contract with state insurance departments may also be required. Contract changes may be required to conform with changes in applicable law (including interpretations of existing law that has may be enforceable as precedent). We may also choose to change a feature or term of this Contract. We would notify you of any change to the Contract by issuing an amendment to this prospectus and, if necessary, an amendment to the Contract. No agent selling this Contract may change any of its terms, and you may not waive protections required to be provided to you under applicable law.

RIGHT TO EXAMINE

You may cancel your Contract by providing us with written notice within the “free look” period, which is, in most states, the 10 day period after you receive the Contract. The free look period may be longer in some states or in certain situations. If you exercise this “right to examine,” the Contract terminates and we will return your contributions, adjusted to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of fees or charges, that occurred from the date of allocation through the date of cancellation.

BEACON ADVISOR prospectus

CHARGES EXPLAINED

The following adds to information provided in the CHARGES section. Please review this and the CHARGES sections for information on charges.

ANNUAL CONTRACT FEE

We currently deduct a Contract fee of $20 per month from your Contract Value on the first Business Day of each Contract Month and upon a complete surrender. This fee would be levied by canceling Accumulation Units. It would be deducted from each Subaccount in the same proportion that the value in each Subaccount bears to the total Contract Value. We reserve the right to increase the amount of the Contract Fee to no more than $50 per month.

ADMINISTRATIVE EXPENSE CHARGE

We impose a daily fee to compensate us for the cost to administer the Contract. This fee is reflected in the Accumulation Unit values for each Subaccount. This fee is currently 0.05% of Separate Account assets annually for the first five Contract Years only, and is guaranteed to never exceed 0.05% of Separate Account assets annually for the life of the Contract.

TAX CHARGES

Some states and municipalities levy a tax on annuities. We do not separately charge you for taxes levied upon investments in the Contract. The cost of such taxes are part of our expense risk we measure in determining Contract charges. We reserve the right to levy charges in the future for taxes (except for state contribution taxes) or other economic burdens resulting from taxes that we determine are properly attributable to the Separate Account. We will not levy such charges until we have given all Contract owners prior notice.

FEES CHARGED BY THE PORTFOLIOS

Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are described in each portfolio’s prospectus. A portfolio's fees and expenses are not deducted from your Contract Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

OPTIONAL FEATURE CHARGES

The optional Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Minimum Withdrawal Benefits (GMWB) riders include mortality and expense risks for which we impose the charges shown in the table below. The rider benefits are described in the IMPORTANT CONTRACT PROVISIONS section of this prospectus, which you should read together with the charges information below and in this prospectus’ CHARGES section.

ANNUAL FEES and EXPENSES Deducted dailyagainst Subaccount investments pro-rata to equal the annual amount shown.	Guaranteed Maximum	Current
OPTIONAL RIDER: GUARANTEED MINIMUM DEATH BENEFIT Basic Enhanced (not available after 3/31/09)	0.30% 0.70%	0.20% 0.50%

OPTIONAL RIDER: (not available after 3/31/09)

GUARANTEED MINIMUM WITHDRAWAL

 BENEFIT

If purchased at Contract inception          - Single Life

                                                         - Joint Spousal Lives

If purchased after Contract inception      - Single Life

                                                          - Joint Spousal Lives

	0.85% 0.95% 0.90% 1.05%	0.60% 0.75% 0.70% 0.85%

BEACON ADVISOR prospectus

Our mortality risk arises from our obligation to make GMWB payments and to pay GMDB death benefits. The GMWB mortality risk we assume is that Owners will live longer than we project, so our cost in making payments will be higher than projected. However, an Owner's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Contract. Another mortality risk we assume is that at your death the GMDB death benefit we pay will be greater than the Contract Value.

Our expense risk is that our costs to administer your Contract with an optional rider will exceed the amount we collect through administrative charges. We anticipate earning a profit on this charge, which will be available for any legitimate corporate purpose.

If our charges for the optional GMDB and GMWB features do not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit. Charges are deducted daily from assets allocated to the Subaccounts on a pro-rata basis.

The GMDB optional features can only be elected upon your initial application for the Contract. The GMWB feature may be elected upon your initial application for the Contract or upon any Contract Monthly Anniversary. Charges for an elected GMDB or GMWB optional feature end if and when the feature is no longer in effect for your Contract.

WAIVER OF CERTAIN CHARGES

When the Contract is sold in a manner that results in any savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Contract (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Contract is issued; amount of expected contributions; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and any withdrawal charges. In an exchange of another contract we or an affiliated company issued and where the withdrawal charge has been waived, any withdrawal charge for this Contract may be determined based on the dates contributions were received in the prior contract. Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Contract is issued. We reserve the right to change these rules. Any waiver of sales and administrative charges will be done in compliance with the provisions of Rule 22d-2 under the Investment Company Act of 1940. The right to waive any charges may be subject to state approval.

BEACON ADVISOR prospectus

ALLOCATION OPTIONS

We recognize you have very personal goals and investment strategies. The Contract allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment and other objectives.

You may allocate all or a part of your contributions among the Separate Account Subaccounts, subject to any applicable requirements. Allocations must be in whole percentages and total 100%.

The value of your Contract will go up or down based on the investment performance of the Subaccounts you choose. The investment results of each Subaccount are likely to differ significantly, and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which allocation options best suit your long-term insurance and investment objectives and risk tolerance.

SEPARATE ACCOUNT AND ITS SUBACCOUNTS

The underlying portfolios of the Subaccounts are NOT publicly traded mutual funds, and are NOT the same as publicly traded mutual funds with very similar names.

Even if the investment objectives and policies of some underlying portfolios available through Contract’s Subaccounts may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Contract may vary significantly from the investment results of such other publicly traded mutual funds. The portfolios are designed primarily as investments for variable annuity and variable life insurance contracts issued by insurance companies.

Read the prospectuses for the underlying portfolios together with this prospectus for more information.

When you allocate investments to the Separate Account, those investments are placed in a Subaccount of the Separate Account, and the Subaccount in turn invests in an underlying portfolio. Each underlying portfolio is an open-end investment management company. Your Contract Value depends directly on the investment performance of the underlying portfolios of the Subaccounts that you select as adjusted for fees and charges.

The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or us. The Separate Account was established as our separate investment account under Maryland law on July 31, 2006. Under Maryland law, we own the Separate Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Contract, but we do not guarantee the investment performance of any of the Subaccounts' underlying portfolios. We do not make any representations about their future performance.

You bear the risk that the Subaccounts you select may fail to meet their objectives,

that they could go down in value, and that you could lose principal.

Each underlying portfolio operates as a separate investment fund. The income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, pursuant to the Contract, credited to or charged against the Separate Account without regard to other income, gains, or losses of our company. The portfolios are generally a series of a multiple portfolio series mutual fund. Complete descriptions of each underlying portfolio's investment objectives and restrictions and other material information related to an investment in the Contract’s Subaccounts are contained in the prospectuses for each portfolio which accompany this prospectus. There is no assurance the investment objectives will be met.

We select the underlying portfolios taking into account various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the portfolio and investment objectives and investing style of the portfolio. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a portfolio, its distributor, investment advisor, subadvisor, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the portfolio and support of marketing and distribution expenses incurred with respect to the portfolio. We or our affiliates receive revenue which ranges up to 0.40% of the average daily net assets invested in portfolios.

BEACON ADVISOR prospectus

The table below provides a summary description for each underlying portfolio. Read the prospectus for an underlying portfolio for more information about that portfolio, including detailed information about the portfolio’s fees and expenses, investment strategy and investment objective. To get a copy of any portfolio prospectus, contact your representative or us as shown on the Table of Contents page or the last page of this prospectus.

Underlying Portfolio	Fund Type
ALLIANCEBERNSTEIN	Offered throughAllianceBernstein Variable Products Series Fund, Inc. Advised byAllianceBernstein LP
VPS International Growth Portfolio B	International Large Blend
VPS International Value Portfolio B	International Large Value
AMERICAN CENTURY INVESTMENTS	Offered throughAmerican Century Variable Portfolios, Inc. Advised byAmerican Century Investment Management, Inc.+ and American Century Global Investment Management, Inc.*
VP Income & Growth Fund II	Large Cap Value
VP International Fund II	Foreign Large Growth
VP Mid Cap Value Fund II	Mid Cap Value
VP Value Fund II	Multi-Cap Value
FRANKLIN TEMPLETON	Offered throughFranklin Templeton Variable Insurance Products Trust Advised bysee footnotes
Mutual Global Discovery Securities Fund – Class 2(1)	World Stock (Blend)
Mutual Shares Securities Fund – Class 2(1)	Large Cap Value
Franklin U.S. Government Fund – Class 2(2)	Government Securities
Templeton Developing Markets Securities Fund – Class 2(3)	Emerging Markets Equity
Templeton Global Asset Allocation Fund – Class 2(4)	World Allocation
Templeton Global Bond Securities Fund – Class 2(2)	World Bond
LEGG MASON	Offered through Legg Mason Partners Variable Income Trust* and Legg Mason Partners Variable Equity Trust+ advised by Legg Mason Partners Fund Advisor, LLC
Variable Small Cap Growth Portfolio II	Small Cap Growth
Variable Strategic Bond Portfolio II	Bond
Variable Fundamental Value Portfolio II	Value
Variable Aggressive Growth Portfolio II	Growth
NEUBERGER BERMAN	Offered through Neuberger Berman Advisers Management Trust Advised by Neuberger Berman Management Inc.
AMT Lehman Brothers Short Duration Bond Portfolio Class I	Short-term Bond
AMT Partners Portfolio Class I	Large Blend
AMT Regency Portfolio Class S	Mid Cap Value
AMT Guardian Portfolio Class S	Large Cap Growth
AMT Mid-Cap Growth Portfolio Class S	Mid Cap Growth

(1) Advised by Franklin Mutual Advisers, LLC; Mutual Global Discovery Securities Fund was formerly Mutual Discovery Securities Fund

(2) Advised by Franklin Advisers, Inc.; Templeton Global Bond Securities Fund was formerly Templeton Global Income Securities Fund

(3) Advised by Templeton Asset Management Ltd. (TAML)

(4) Advised by Templeton Investment Counsel, LLC

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PIMCO. (*)Administrative /(#)Advisor Class)	Offered through PIMCO Variable Insurance Trust Advised by Pacific Investment Management Company LLC
VIT High Yield Portfolio(#)	High Yield Bond
VIT Long-Term U.S. Government Portfolio(*)	Government Bond
VIT CommodityRealReturn™ Strategy Portfolio(#)	Specialty – Natural Resources
VIT Global Bond Portfolio (unhedged)(#)	World Bond
VIT Money Market Portfolio(*)	Money Market
VIT Real Return Portfolio(#)	Inflation Protected Bond
VIT Total Return Portfolio((#)	Intermediate Term Bond
PIONEER	Offered through Pioneer Variable Contracts Trust (Class II Shares) Advised by Pioneer Investment Management, Inc.
Cullen Value VCT Portfolio II	Large Cap Value
Equity Income VCT Portoflio II	Large Cap Value
Pioneer Fund VCT Portfolio II	Large Blend
High Yield VCT Portfolio II	High Yield Bond
Strategic Income VCT Portfolio II	Multi-sector Bond
ROYCE(Service Class)	Offered through Royce Capital Fund Advised by Royce & Associates, LLC
Micro-Cap Portfolio	Small Cap Blend
RYDEX(VT)	Offered through Rydex Variable Trust Advised by Rydex Global Advisors
Multi-Hedge Strategies(5)	Capital appreciation consistent with the return and risk characteristics of the hedge fund universe.
Commodities Strategy	Match performance of the GSCI® Total Return Index
Essential Portfolio Conservative	Capital preservation and long-term growth
Essential Portfolio Moderate	Capital growth and preservation
Essential Portfolio Aggressive	Capital Growth
Multi-Cap Core Equity	Long-term capital appreciation
All-Cap Opportunity(6)	Long-term capital appreciation
U.S. Government Money Market	Money Market
Short-Term Trading Portfolios:
CLS AdvisorOne Amerigo	Long-term capital growth without regard to current income
CLS AdvisorOne Berolina	Capital growth and total return
CLS AdvisorOne Clermont	Current income and capital growth
Government Long Bond 1.2x Strategy	Government Bond
Inverse Government Long Bond Strategy	Results inversely correlate to performance of the Long Treasury Bond
Inverse NASDAQ-100® Strategy	Results inversely correlate to performance of the NASDAQ 100 Index
Inverse Russell 2000® Strategy	Results inversely correlate to performance of the Russell 2000® Index
Inverse S&P 500® Strategy	Results inversely correlate to performance of the S&P 500® Index
Nova	150% of the daily performance of the S&P 500® Index
NASDAQ-100®	Match performance of the NASDAQ 100 Index
Russell 2000® 1.5x Strategy	Match performance of the Russell 2000® Index
T. ROWE PRICE	Offered through T. Rowe Price Equity Series, Inc. Advised by T. Rowe Price Associates, Inc.
Blue Chip Growth Portfolio-II	Large Cap Growth
Equity Income Portfolio-II	Large Cap Value
Health Sciences Portfolio-II	Medium Blend

(5)  Formerly Absolute Return Strategies

(6) Formerly Sector Rotation

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THIRD AVENUE	Offered through Third Avenue Variable Series Trust Advised by Third Avenue Management LLC
Third Avenue Value Portfolio	Multi-Cap Value
VAN KAMPEN / MORGAN STANLEY	Offered through The Universal Institutional Funds, Inc. Advised by Morgan Stanley Investment Management Inc., which does business in certain instances asVan Kampen
UIF Core Plus Fixed Income Portfolio II	Intermediate Term Bond
UIF Emerging Markets Debt Portfolio II	Emerging Markets Bond
UIF Mid Cap Growth Portfolio II	Mid Cap Growth
UIF U.S. Mid Cap Value Portfolio II	Mid Cap Value
Offered through Life Investment Trust Advised by Van Kampen Asset Management
VK LIT Growth and Income Portfolio II	Large Cap Value

Adding, Deleting, or Substituting Subaccounts

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount’s underlying portfolio and substitute shares of another series fund portfolio, if the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account and the Contracts. We will first notify you and receive any necessary SEC and state approval before making such a change.

New Subaccounts and related underlying portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant a change. If a portfolio is eliminated, we will ask you to reallocate any amount allocated to the corresponding Subaccount. If you do not reallocate these amounts, when the portfolio being eliminated is unaffiliated with us we will automatically reinvest the amount allocated to the corresponding Subaccount to the PIMCO VIT Money Market Subaccount if permitted by applicable SEC interpretations. If a Subaccount is added, it may not be made available under all Contracts.

If we make a portfolio substitution or change, we may change the Contract to reflect the substitution or change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts.

TRANSFERS

Subject to restrictions during the "right to examine period" and prior to the Annuity Date, you may transfer Contract Value from one Subaccount to another, subject to these rules:

Transfer Rules:

•

We must receive a request for the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Transfer requests by facsimile, telephone, or Internet must be received by us by the Close of Business on a Business Day for same-day processing. Requests received after Close of Business are processed on the next Valuation Date. We may establish earlier Close of Business deadlines for authorized third parties executing simultaneous transfers for blocks of contracts, which will be uniformly applied in a non-discriminatory manner. Fax requests must be sent to us at 770-690-1967. If requests are faxed elsewhere, we will process them as of the Business Day they are received by the OM Financial Life Insurance Company Service Center.

•	Transfer requests other than by U.S. regular mail may be denied to a Contract Owner that has engaged in short term trading.
•

The transferred amount must be at least $500, or the entire Subaccount option value if it is less. (If the value remaining after a transfer will be less than $500 in a Subaccount, we will include that amount as part of the transfer.)

•	The Portfolio Rebalancing systematic transfer program has no minimum transfer limits.
•	A transfer is considered any single request to move Contract Value from one or more Subaccounts to one or more of the other Subaccounts.
•	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
•	If the Contract Value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the PIMCO VIT Money Market Subaccount.
•

In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

THIRD-PARTY SERVICES

Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your investment advisor, sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same or more restrictive rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, or money management service, does so independently from any agency relationship they may have with us for the sale of the Contracts. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Contract. If you give us written authorization, we may deduct certain third party fees from your Contract as partial withdrawals and pay them to the third party.

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SHORT-TERM TRADING & DISRUPTIVE TRADING PROCEDURES

Unlike most variable annuity contracts, the Contract can serve as a vehicle for short-term trading and includes investment options designed for use by investors and their investment advisors who use frequent trading. The underlying portfolios’ prospectuses describe each portfolio’s position regarding short-term trading. These Subaccounts permit short-term trading:

Rydexshort-term trading • CLS AdvisorOne Amerigo • CLS AdvisorOne Berolina • CLS AdvisorOne Clermont	• Government Long Bond 1.2x Strategy • Inverse Government Long Bond Strategy	• Inverse NASDAQ-100® Strategy • Inverse Russell 2000® Strategy • Inverse S&P 500® Strategy	• Nova • NASDAQ-100® • Russell 2000® 1.5x Strategy

To engage in short-term trading, you must elect (on a form we’ll provide to you) to perform trades using only an electronic ‘on-line’ process we make available, and must consent to receive disclosures (trade confirmations, annual statements, updated disclosure information, etc.) electronically. We reserve the right, however, to deliver documents to you on paper at any time. We may charge a fee for producing paper copies of documents at your request and which have been previously delivered to you electronically. (There is no charge for paper notices if you do not elect to do on-line trading or have not otherwise elected to receive electronic disclosure, or if you revoke in writing your on-line privileges or receipt of electronic disclosure.) You may also revoke your consent to further delivery of electronic documents at any time by Written Notice to us.

If you do not elect or do not comply with the requirements for short-term trading outlined above, we reserve the right to reject or restrict, in our sole discretion, transfers initiated by an organization or individual or other party authorized to give transfer instructions. Frequent trading, programmed transfers, or transfers that are large in relation to the total assets of an underlying portfolio can disrupt management of an underlying portfolio’s expenses and dilute the value of its assets. This in turn can hurt performance of an affected Subaccount and therefore hurt your Contract’s performance. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners. Restrictions may include changing, suspending or terminating telephone, on-line and facsimile transfer privileges. We will also enforce any underlying portfolio manager’s own restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. Any Subaccount restrictions will be uniformly applied.

There is no assurance that the measures we take will be effective in preventing unauthorized market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations. The discretionary nature of our disruptive trading procedures may result in some Contract owners being able to engage in unauthorized market timing while other Contract owners bear the harm associated with such timing. Also, because other insurance companies and retirement plans may invest in underlying portfolios, we cannot guarantee that underlying portfolios will not suffer harm from disruptive trading by owners of interests in those portfolios via contracts issued by such insurance companies and retirement plans.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things:

•	the total dollar amount being transferred;
•	the number of transfers you make over a period of time;
•	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain underlying portfolios;
•	whether your transfers are part of a group of transfers made by a third party on behalf of individual Contract Owners in the group; and
•	the investment objectives and/or size of the underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any representative, firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we may, among other things:

•	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or
•

reject the transfer or exchange instructions of individual Contract Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner.

We will notify affected Contract Owners if we change transfer limits, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures. See the sections of the prospectus describing those programs for the rules of each program.

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SYSTEMATIC TRANSFER PROGRAMS

We offer several systematic transfer programs. We reserve the right to alter or terminate these programs upon thirty days written notice.

•	Dollar Cost Averaging

The Dollar Cost Averaging Program (“DCA Program”) allows you to automatically transfer, on a monthly basis, a set dollar amount or percentage from the PIMCO VIT Money Market Subaccount, or such other Subaccount we make available from time to time (a “DCA account”) to other Subaccounts excluding the DCA account. Requested percentages are converted to a dollar amount. You can begin a DCA Program when you purchase the Contract or later. Once you allocate Contract assets to a DCA Program, the scheduled distribution to other allocation options cannot change and additional withdrawals cannot be made from the DCA account. You can have more than one DCA Program active at a time, with different automatic transfer instructions. Transfers from a DCA account to other Subaccounts can let you pay a lower average cost per unit over time than you would pay if you made a one-time purchase. There is no guarantee that a DCA Program will result in a higher Contract Value, protect against a loss, or otherwise achieve your investment goals. The DCA Program may not be available in all states or in all markets or through all broker-dealers who sell the Contracts.

Dollar Cost Averaging Program Rules:

•	There is no additional charge for the DCA Program.
•

Contract contribution to be dollar cost averaged is first allocated to the DCA account pursuant to your instructions. After the Contract Date, Contract Value to be dollar cost averaged is then dollar cost averaged into other Subaccounts pursuant to your instructions. In states requiring return of contribution when the Contract is voided during a ‘free look’ period and all states when a Contract is issued to fund a tax-qualified plan (which generally require ‘free look’ periods), Contract Value remains in the PIMCO VIT Money Market Subaccount until after the end of the ‘free look’ period and is then placed into the DCA Program pursuant to your instructions.

•

The initial DCA transfer occurs on the first Business Day after the end of the Contract Date or ‘free look’ period as described above. Subsequent DCA Program transfers occur on the same date each subsequent month of the DCA Program. The last DCA transfer of a DCA Program allocates the entire amount remaining in the DCA account into other Subaccounts pursuant to your instructions.

•

We must receive notice of your election or request to terminate a DCA Program by Written Notice, by telephone transaction instruction, or by Internet when available. Termination instructions must direct how assets remaining in a DCA account should be reallocated.

•	The minimum transfer amount out of a DCA account is the lesser of $500 or the balance in the DCA account.
•	A DCA Program will terminate when the amount remaining in the DCA account is less than $500. This remaining amount will be transferred and the DCA Program will terminate.
•	Dollar Cost Averaging is not available when the Portfolio Rebalancing Program is elected.

•	Portfolio Rebalancing

The Portfolio Rebalancing program allows you to rebalance your Contract Value in Subaccounts to maintain a specified allocation among your selected Subaccount investments. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

•	There is no additional charge for the Portfolio Rebalancing program.
•

You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice, by telephone transaction instruction, or by Internet when available.

•	You may have rebalancing occur quarterly, semi-annually or annually.
•	Portfolio Rebalancing is not available when the Dollar Cost Averaging Program is elected.

IMPORTANT CONTRACT PROVISIONS

The BEACON ADVISOR Contract is a flexible contribution deferred variable annuity Contract. The Contract allows you to save and invest your assets on a tax-deferred basis. A feature of the Contract distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the annuitant lives or for some other period you select. In addition, if you die before those payments begin, the Contract will pay a death benefit to your beneficiary. You may obtain a copy of the Contract from us. The Contract can be purchased as a tax-qualified or nonqualified annuity. The Contract does not provide additional tax deferral beyond any provided by the tax-qualified plan. You should consider whether the other benefits of the Contract would be of

BEACON ADVISOR prospectus

value to you. The Contract remains in force until surrendered for its Withdrawal Value, or until all proceeds have been paid under an annuity income option or as a death benefit.

•	CONTRACT APPLICATION AND ISSUANCE

Replacing an existing annuity contract is not always your best choice. Evaluate any replacement carefully.

To purchase a Contract, you must submit an application and a minimum initial contribution. A Contract usually will be issued only if you and the annuitant are age 0 through 85 as of your Contract Date. We reserve the right to reject any application or contribution for any reason.

If your application is in good order upon receipt, we will credit your initial net contribution to the Contract Value in accordance with the "right to examine" rules in your state within two Business Days after the later of the date we receive your application in good order or the date we receive your contribution in good order. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to attempt to place the trade in good order. If we are unable to place the trade in good order, we will refund your initial contribution unless you consent to our retaining it to apply it to your Contract once all Contract issuance requirements are met.

The Contract Date will be within two Business Days from the date by which we have received both your application in good order and initial contribution (except for exchanges of replacements where initial contribution is being transferred from another source, in which case the Contract Date will be within two Business Days from the date by which we have received your application in good order. It is the date used to determine Contract Anniversaries and Contract Years. (This does not affect how contribution is credited, as described above.)

You can purchase a tax-qualified Contract as an IRA, Roth IRA, or SEP, subject to certain limitations. See this prospectus' FEDERAL INCOME TAX MATTERS section for details. Call us to see if the Contract may be issued under other kinds of plans or arrangements.

•	Application in Good Order

All application questions must be answered, but particularly note these requirements:

•	The Owner's and the annuitant's full name, Social Security number, and date of birth must be included.
•	Your contribution allocations must be completed in whole percentages, and total 100%.
•	Initial contribution must meet minimum contribution requirements.
•	Your signature and the signature of your agent (if any) must be on the application, as well as approval from the broker-dealer (if any) that sold the Contract if required by applicable law.
•	Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.
•	City, state and date application was signed must be completed.
•	We require your e-mail address if you wish to access Contract information and execute certain Contract transactions electronically and to receive updated Contract information by electronic delivery.
•	There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.
•	Your agent (if any) must be both properly licensed and appointed with us.
•	Contribution Requirements

Your contribution checks should be made payable to "OM Financial Life Insurance Company." We may postpone crediting any payment made by check to your Contract for purposes of withdrawals until the check has been honored by your bank. Payment by certified check, banker's draft, cashier's check or wire transfer will be promptly accessible. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct contributions from your bank account or other sources. Total contributions for all annuities held with us for the same annuitant or Owner may not exceed $1 million without our consent.

Initial Contribution

•	The only contribution required. All others are optional.
•	Must be at least $50,000. We have the right to change these contribution requirements.

Additional Contributions

•	Will not be accepted on or after the Annuity Date.

•	Allocating Your Contributions

You may allocate your contributions among the Subaccount options. Initial allocations in your Contract application will be used for additional contributions until you change your allocation.

•	Allocations must be in whole percentages, and total 100%.
•	Allocations of initial contribution must result in at least $500 allocated to each selected Allocation Option.
•

You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to contributions received on or after the date we receive your Written Notice or authorized telephone transaction.

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•

All contributions will be allocated pursuant to your instructions on record with us, except your initial contribution and any additional contributions received during your Contract's "right to examine" period plus three days may be subject to special requirements.

•

Additional contributions received by us before Close of Business on a Business Day will be processed on the day received. Contributions received after Close of Business will be processed on the next Valuation Date.

"Right to Examine" Period Allocations

Return of Value State. In states that permit us to refund your Contract Value upon your cancellation of the Contract during the "right to examine" period, we will allocate your initial contribution to your selected allocation options on the date of issue of the Contract.

Return of Contribution States. In states that require us to refund at least your full contribution upon your cancellation of the Contract during the "right to examine" period and for all IRA plan contracts, we will hold your initial contribution in the PIMCO VIT Money Market Subaccount until the “right to examine” period ends (which varies by state) plus three days. Then, we will invest your initial contribution and interest earned in the allocation options pursuant to your application instruction. (Any additional contributions we receive during the "right to examine" period plus three days will be allocated in the same manner.) If, prior to the end of the "right to examine" period, you decide to cancel your Contract, we will refund contributions paid and any interest earned thereon less any withdrawals made during the “right to examine” period.

CONTRACT VALUE

On your Contract Date, Contract Value equals the initial contribution. On any Business Day thereafter, Contract Value equals the sum of the values in the Subaccounts. Contract Value is expected to change from day to day, reflecting the expenses and investment experience of the selected Subaccounts as well as the deductions for charges under the Contract. The calculation to determine the value of each Subaccount is described in more detail in the Statement of Additional Information (see the front and back page of this prospectus to learn how to get a copy), and in the Contract.

•	Separate Account and Subaccount Value

Contributions or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Contract Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Subaccount units allocated to the Contract. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

(a)

the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

(b)	the daily administrative expense charge; minus

(c) the charge for any optional riders elected that have a daily charge against Subaccount investments; minus

(d)	any taxes payable by the Subaccount; and this result divided by
(e)	the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made.

An investment in money market funds by a Subaccount is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

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TELEPHONE TRANSACTIONS

Telephone Transactions Permitted

•	Transfers among Allocation Options.
•	Establish systematic transfer programs.
•	Change of contribution allocations.

How to Authorize Telephone Transactions

Upon your authorization on the Contract application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf. You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

•	Must be completed by Close of Business on a Business Day for same-day processing. If completed after Close of Business, the transaction will be processed on the next Valuation Date.
•	Calls will be recorded for your protection.
•	For security, you or your authorized designee must provide your Social Security number and/or other identification information.

May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine based on our procedures for verifying the source of the transaction.

DEATH OF ANNUITANT

Upon the annuitant’s death prior to 30 days before the Annuity Date, you may generally name a new annuitant. If any Owner is the annuitant, then upon that Owner’s death, the Contract’s applicable death benefit becomes payable to the named beneficiary(ies). However, if the beneficiary is the deceased Owner’s spouse, then upon that Owner’s death the spouse may be permitted under federal tax law to become the new Owner of the Contract and to name an annuitant and different beneficiaries.

DELAY OF PAYMENTS

We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

BENEFICIARY

You may change your beneficiary by sending Written Notice to us, unless the named beneficiary is irrevocable (or is a spouse under a qualified plan with certain beneficiary rights). Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named beneficiary is irrevocable you may change the named beneficiary only by Written Notice signed by both you and the beneficiary. If more than one named beneficiary is designated, and you fail to specify their interest, they will share equally.

If there are joint Owners, the surviving joint Owner will be deemed the beneficiary, and the beneficiary named in the Contract application or subsequently changed will be deemed the contingent beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent beneficiary.

If the beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Contract will terminate, or to continue the Contract in force with the spouse as Owner.

If the named beneficiary dies before you, then your estate is the beneficiary until you name a new beneficiary.

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CONTRACT CHANGES

Any change to your Contract is only effective if on a form acceptable to us, and then only once it is received at our Service Office and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Contract changes is shown on this Prospectus' first two pages and last page.

CONTRACT TERMINATION

We may treat any partial withdrawal that leaves a Contract Value of less than $2,000 as a complete surrender of the Contract. See this prospectus' DISTRIBUTIONS: Withdrawals section for more information.

If you have paid no contributions during the previous 36-month period, we have the right to pay you the total value of your Contract in a lump sum and cancel the Contract if (i) the Contract Value is less than $2,000 (does not apply to IRAs), or (ii) the paid-up life-time income annuity benefit at maturity, based on an accumulation of the Contract Value to maturity, would be less than $100 per month. We will not impose a withdrawal charge on these terminations.

OPTIONAL FEATURES

This Contract allows you the opportunity to select, and pay for, only those optional Contract features you want. Costs of these optional features are identified in the CHARGES and CHARGES EXPLAINED sections of this Prospectus.

•	Guaranteed Minimum Withdrawal Benefit (“GMWB”). (Not available after 3/31/09)

The optional GMWB rider provides the opportunity to enhance the Contract Value available for withdrawal even if underlying portfolios should sharply decrease in value (even to zero). The GMWB rider may be elected upon your initial application for the Contract or on any subsequent Contract Monthly Anniversary and may be removed from your Contract at any time after you elect it. Once removed, charges for the GMWB rider will end and GMWB rider benefits will not be in force. Once the rider is cancelled, it cannot be reelected.

The GMWB benefit may be based solely on the life of the Contract Owner (single life) or it may be based on the joint lives of the Contract Owner and spouse who is joint-owner or sole beneficiary (joint-life last survivor). Different charges apply to the single and joint-life benefits.

Important Special Considerations.  The GMWB rider provides that the GMWB rider and all benefits thereunder will terminate when annuity payments begin.  Annuity payments will begin either on a date that you choose or the date required by other applicable laws or qualified plans, including IRAs.  In the absence of other requirements, the latest Annuity Date is the date you select but not later than the Contract Anniversary nearest the annuitant’s 100th birthday. If you do not specify a date, the Annuity Date will be the later of the first Contract Anniversary after the annuitant's 90th birthday or the 10th Contract Anniversary. It is important to select the latest permissible Annuity Date so as not to have the GMWB payments terminated.

Before (1) electing the GMWB rider, or (2) electing to annuitize your Contract after having elected the GMWB rider, you should consider whether the termination of all benefits under the optional GMWB rider versus annuitizing produces the better financial results for you.  You should discuss this with your financial and tax advisor.

These considerations are of greater significance because the optional GMWB rider provides that the GMWB payments will cease when you annuitize voluntarily or the date required by the Contract or applicable laws or qualified plans, including IRAs.  To the extent that we can extend the required annuitization date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of the GMWB rider will satisfy your RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans must begin by the later of the calendar year in which you attain age 70½ or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

The optional GMWB benefit allows you to withdraw an amount up to 5% of the Benefit Base (the GMWB Annual Withdrawal Limit”, each Contract Year while the rider is in force. These guaranteed GMWB Annual Withdrawal Limit payments will be made without regard to investment performance of your Contract after the benefit is elected; payments will be made even if your Contract Value declines to zero. Any unused GMWB Annual Withdrawal Limit will accrue and remain available for future use without regard to investment performance. The actual accumulation of this “Unused Income Benefit (UIB)” will be processed on each Contract Anniversary. The UIB on the Contract Anniversary will equal the UIB as of the prior Contract Anniversary plus any GMWB Annual Withdrawal Limit from the prior Contract Year minus any withdrawals during that year. Any withdrawals during a Contract Year will first be deducted from the current year’s GMWB Annual Withdrawal Limit.

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Example:	UIBP Unused Income Benefit as of prior anniversary
UIBC Unused Income Benefit as of current anniversary
WL365 GMWB Annual Withdrawal Limit as of last day of prior Contract Year

PYW	Total prior Contract Year withdrawals

UIBC = UIBP + WL365 – PYW

A withdrawal in excess of the then current GMWB Annual Withdrawal Limit will reduce the UIB and will result in the recalculation of the Benefit Base and the GMWB Annual Withdrawal Limit (see Optional GMWB Feature Rules). Any legal requirements mandating annuitization of the Contract will result in termination of the GMWB rider and GMWB payments. On each Contract Anniversary, the Benefit Base will be reset to equal the greater of (i) Contract Value on the Contract Anniversary; and (ii) the Benefit Base immediately prior to the Contract Anniversary. The GMWB Annual Withdrawal Limit will be reset to equal 5% of the new Benefit Base.

Optional GMWB Feature Rules

•	The Contract Owner must be ages 55 to 75 when the Contract is issued to elect the optional GMWB feature (ages 55-70 if the Contract is issued to fund a tax-qualified plan).
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To elect and retain an optional GMWB feature, your Contract Value must be 100% allocated to any combination of Subaccounts with a minimum of 25% of Contract Value allocated to Category A Subaccounts and no more than 15% of Contract Value is allocated to Category C Subaccounts. Subaccounts we classify as Category A and Category C are identified on the cover page of the prospectus and will be identified in the application to select a GMWB. Any Contract transaction (transfer, withdrawal, or additional contribution) must result in Contract allocations consistent with this rule.

•

Notwithstanding the foregoing, if you were invested in the Moderate Conservative, Moderate, or Moderate Aggressive Model on March 31, 2009, you may invest in any combination of Subaccounts with Contract Value allocated to Category A Subaccounts no less than the percentage of Category A Subaccounts in the Model in which you are invested, and Contract Value allocated Category C Subaccounts no more than the percentage of Category C Subaccounts in the Model in which you are invested. We will provide these percentages upon request.

•	If you elect the optional GMWB rider, you must also elect to rebalance your Contract Value quarterly.
•	While a GMWB feature is in force, if the Owner is not a natural person, you cannot change the annuitant once the GMWB is elected.
•	The initial Benefit Base is defined as the Contract Value on the date of election of the GMWB rider.
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If total withdrawals in a Contract Year exceed both the GMWB Annual Withdrawal Limit for that year and the total accumulated UIB combined, the Benefit Base is reset to the lesser of (i) the Benefit Base immediately prior to the withdrawal, or (ii) Contract Value (after the withdrawal) on the date the limit is exceeded. The new Benefit Base could be less than the initial Benefit Base, and the GMWB Annual Withdrawal Limit is then reset to be 5% of the new Benefit Base until the next Contract Anniversary.

•

If total withdrawals in a Contract Year exceed the GMWB Annual Withdrawal Limit for that year but are less than or equal to the sum of the GMWB Annual Withdrawal Limit and UIB, and prior withdrawals have not exceeded the GMWB Annual Withdrawal Limit and UIB, then the Benefit Base is reset to the greater of (i) the initial Benefit Base or (ii) the lesser of (a) the Benefit Base immediately prior to the withdrawal or (b) the total Contract Value (after withdrawal) on the date the limit is exceeded. The GMWB Annual Withdrawal Limit is then reset to be 5% of the new Benefit Base until the next Contract Anniversary.

•

If total withdrawals in a Contract Year exceed the GMWB Annual Withdrawal Limit for that year but are less than or equal to the sum of the GMWB Annual Withdrawal Limit and UIB, and prior withdrawals have exceeded the GMWB Annual Withdrawal Limit and UIB, the Benefit Base is reset to the lesser of (a) the Benefit Base immediately prior to the withdrawal or (b) the total Contract Value (after withdrawal) on the date the limit is exceeded. The GMWB Annual Withdrawal Limit is then reset to be 5% of the new Benefit Base until the next Contract Anniversary.

•	If total withdrawals in a Contract Year are less than or equal to the GMWB Annual Withdrawal Limit for that year, the Benefit Base will not change until the next Contract Anniversary.
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Upon receipt of additional contribution, the Benefit Base is reset to equal the greater of (i) the Benefit Base immediately prior to the contribution payment, or (ii) the Benefit Base immediately prior to the contribution payment, less all prior withdrawals, plus the additional contribution payment. The GMWB Annual Withdrawal

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Limit is then reset to be 5% of the new Benefit Base until the next Contract Anniversary.

•

Internal Revenue Service required minimum distribution amounts (“RMD”) are deemed to be within the GMWB Annual Withdrawal Limit even if they exceed the Contract definitions of GMWB Annual Withdrawal Limit.

•

The GMWB rider terminates upon the earliest of: (i) Contract termination; (ii) annuitization; (iii) receipt of due proof of death of the first Owner to die (unless the spouse of the first Owner to die elects to continue the Contract and the spousal charge for this rider was in effect prior to the death of the first Owner to die); or (iv) the death of the annuitant, if a non-natural person is the Owner.

•	Optional Guaranteed Minimum Death Benefits (“GMDB”).

Optional GMDB riders provide the opportunity to enhance the Contract Value available upon your death even if underlying portfolios should sharply decrease in value (even to zero). A GMDB rider may only be elected upon your initial application for the Contract and may be removed from your Contract at any time after you elect it. Once removed, charges for the GMDB rider will end and GMDB rider benefits will not be in force. While a GMDB rider is in force, upon any Owner’s death before the Annuity Date, the Contract will end, and we will pay a GMDB to your beneficiary.

Basic GMDB:

The Basic GMDB on the date we receive Due Proof of Death equals the larger of:

•	your Contract Value (without deduction of a withdrawal charge) on the date we receive Due Proof of Death; or
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the sum of net contributions on the date we receive Due Proof of Death, less a proportional adjustment for withdrawals (in proportion to Contract Value at the time of each withdrawal; provided, if you elected the GMWB rider, withdrawals under the GMWB rider up to the current GMWB Annual Withdrawal Limit will reduce contribution dollar for dollar instead of porportionately).

Enhanced GMDB: (not available after 3/31/09)

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On the Contract Date the Enhanced GMDB is equal to the initial contribution. The Enhanced GMDB accumulates at a 5% annual effective rate until the oldest Owner is age 80, subject to a maximum of 200% of total contributions paid.

•	Additional contributions increase the Enhanced GMDB on a dollar for dollar basis.
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The Enhanced GMDB is reduced on a proportional basis by withdrawals (in proportion to Contract Value at the time of each withdrawal; provided, if you elected the GMWB rider, withdrawals under the GMWB rider up to the current GMWB Annual Withdrawal Limit will reduce the GMDB on a dollar for dollar basis instead of proportionately).

Enhanced GMDB Feature Rules

•	The Contract Owner (the oldest Contract Owner if joint Owners) must be age 75 or less at Contract Issue to elect an optional Enhanced GMDB feature.
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To elect and retain the Enhanced GMDB feature, your Contract Value must be 100% allocated to any combination of Subaccounts with a minimum of 25% of Contract Value allocated to Category A Subaccounts and no more than 15% of Contract Value is allocated to Category C Subaccounts. Subaccounts we classify as Category A and Category C are identified on the cover page of the prospectus and will be identified in the application to select the Enhanced GMDB. Any Contract transaction (transfer, withdrawal, or additional contribution) must result in Contract allocations consistent with this rule.

•

Notwithstanding the foregoing, if you are invested in the Moderate Conservative, Moderate, or Moderate Aggressive Model on March 31, 2009, you may invest in any combination of Subaccounts with Contract Value allocated to Category A Subaccounts no less than the percentage of Category A Subaccounts in the Model in which you are invested, and Contract Value allocated Category C Subaccounts no more than the percentage of Category C Subaccounts in the Model in which you are invested. We will provide these percentages upon request.

•	To elect the Enhanced GMDB feature, you must also elect to rebalance your Contract Value quarterly.

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DISTRIBUTIONS

There are several ways to take all or part of your investment out of your Contract, both before and after the Annuity Date. Tax penalties may apply to amounts taken out of your Contract before the Annuity Date. Your Contract also provides a death benefit (including, for an additional charge, an optional guaranteed minimum death benefit) that may be paid upon your death prior to the Annuity Date. All or part of a death benefit may be taxable.

WITHDRAWALS

You may withdraw, by Written Notice, all or part of your Contract's Withdrawal Value prior to the Annuity Date. Following a full surrender of the Contract, or at any time the Contract Value is zero (except as provided if you have purchased the optional Guaranteed Minimum Withdrawal Benefit rider), all your rights in the Contract end. Total surrender requires you to return your Contract to us.

Withdrawal Rules

•	Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment.
•	Minimum withdrawal is $100.
•	We may treat any partial withdrawal that leaves a Withdrawal Value of less than $2,000 as a complete surrender of the Contract.
•	You may select the allocation options from which we make a withdrawal. If you do not make a selection, the withdrawal will be allocated to all your allocation options on a pro-rata basis.
•	Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount.
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The total amount paid to you upon total surrender of the Contract (taking any prior partial withdrawals into account) may be less than the total contributions made, because we will deduct any charges owed but not yet paid, and because you bear the investment risk for all amounts you allocate to the Subaccounts.

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Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

We will allow facsimile request forms and signatures to be used for the purpose of a Written Notice authorizing withdrawals from your Contract. You may complete and execute a withdrawal form and send it to our Service Center fax number, 770-690-1967. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Contract (including withdrawals) without your knowledge.

A request for withdrawal must be received by Close of Business on a Business Day. If received after Close of Business, the transaction will be processed on the next Valuation Date.

•	Systematic Withdrawal Plan

A systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Contract Value from a specified allocation option(s) monthly, quarterly, semi-annually or annually. Systematic withdrawals of Contract earnings only are only permitted on Contract Monthly Anniversary dates. Systematic withdrawals of fixed dollar or percentage amounts may occur on any Business Day. Only one Contract systematic withdrawal plan is permitted at a time. Systematic withdrawal plan payments must be paid by electronic fund transfer to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the annuitant. Although this plan mimics annuity income payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a financial or tax advisor before requesting this plan.

DEATH BENEFITS

Upon our receipt of Due Proof of any Owner’s death before the Annuity Date, we will pay a death benefit to your beneficiary(ies). The death benefit proceeds will remain in the Separate Account, as to each beneficiary until we receive proper documentation from each beneficiary as to his/her share of the proceeds. We will pay death benefit proceeds as soon thereafter as we have sufficient information about each beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at your death. If the beneficiary does not make an annuity income option election within 60 days of our receipt of Due Proof of Death, we may issue a lump-sum payment to the beneficiary.

If an Owner of the Contract is a corporation, trust or other non-individual, we treat the primary annuitant as an Owner for purposes of the death benefit. The "primary annuitant" is that individual whose life affects the  timing or the amount of the death benefit payout under the Contract. A change in the primary annuitant will be treated as the death of an Owner.

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If the annuitant is not an Owner and the annuitant dies before the Annuity Date, the Owner may name a new annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new annuitant, the Owner will become the annuitant.

Spousal Continuation

If the Owner’s spouse is the sole beneficiary or joint Owner of the Contract, he or she may elect to continue the Contract following the death of the Owner in lieu of taking a distribution of the death benefit.

•	Standard Death Benefit

The standard death benefit is your Contract Value on the date we receive Due Proof of Death

Upon any Owner’s death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

•	Optional Guaranteed Minimum Death Benefits (“GMDB”)

The optional GMDB riders, available for an additional charge, provide additional death benefits. These benefits are described in more detail in the IMPORTANT CONTRACT PROVISIONS section of this prospectus’ OPTIONAL FEATURES provision.

•	IRS Required Distribution Upon Death of Owner

Federal law requires that if your Contract is tax non-qualified and you die before the Annuity Date, then the entire value of your Contract must be distributed within 5 years of your death. The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual beneficiary; and (b) will be paid over the lifetime or the life expectancy of that beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. The FEDERAL INCOME TAX MATTERS section of this prospectus has additional information about these rules. Other required distribution rules apply to tax-qualified Contracts.

•	Tables Illustrating Benefits Upon Death

The following tables illustrate benefits payable, if any, upon death of a party to the Contract for most situations. The terms of any Contract rider or qualified plan funded by the Contract may change this information. Please consult your own legal and tax advisor for advice.

If death occurs before the Annuity Date:

If the deceased is ...	and ...	and ...	then the ...
any Contract Owner	there is no surviving joint Contract Owner or beneficiary who is the deceased Owner’s spouse	- - -	Contract beneficiary receives the death benefit.
any Contract Owner	the surviving joint Contract Owner or sole beneficiary is the deceased Owner’s spouse	- - -	surviving spouse may elect to become the Contract Owner and continue the Contract, or may have the Contract end and receive the death benefit.
an annuitant who is not an Owner	the Owner is a natural person	there is no named contingent or joint annuitant	the Contract continues with the Contract Owner as the Contract annuitant unless the Owner names a new annuitant.
an annuitant who is not an Owner	the Contract Owner is a non-natural person	- - -	the annuitant’s death is treated as a Contract Owner’s death.
an annuitant who is not an Owner	the Owner is a natural person	the contingent or joint annuitant is living	the Contract continues with the joint Owner as the Contract annuitant, or if there is no joint Owner, with the contingent annuitant as the annuitant.

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If death occurs on or after the Annuity Date:

If the deceased is ...	and ...	then the ...
any Contract Owner	there is a living joint Owner, and the annuitant is living

surviving Contract Owner remains as Owner for purposes of distributing any remaining Contract proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the deceased Contract Owner, the surviving Owner receives the proceeds. If the payee is other than the deceased Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Contract beneficiary.

any Contract Owner	there is no surviving joint Owner, and the annuitant is living

Contract beneficiary becomes the Contract Owner for purposes of distributing any remaining Contract proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Contract beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Contract beneficiary.

any Contract annuitant	any Contract Owner is living	Contract Owner (or other named payee) receives distribution of any remaining Contract proceeds pursuant to the annuity income option then in effect.
the annuitant	the annuitant is also the Contract Owner

Contract beneficiary becomes the Contract Owner for purposes of distributing any remaining Contract proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Contract beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Contract beneficiary.

ANNUITY INCOME BENEFITS

A primary function of an annuity contract, like this Contract, is to provide annuity payments to the payee(s) you name. It is important to remember that the guaranteed minimum withdrawal benefits provided by the optional GMWB feature are an alternative to annuity payments. You will receive the annuity benefits unless you designate another payee(s). The level of annuity payments is determined by your Contract Value, the annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Contract Withdrawal Value may be placed under one or more annuity income options.

Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or annuitant's age or survival.

Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 2.5% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income option 1 (see below). Current immediate annuity rates for options 2 through 7 for the same class of annuities are used if higher than the guaranteed amounts (guaranteed amounts are based upon the tables contained in the Contract). The guaranteed amounts are based on the U.S. Annuity 2000 Table, gender specific, with a 10-year age setback, and a 2.5% effective annual interest rate. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

•	When Annuity Income Payments Begin

You select the Annuity Date by completing an election form that you can request from us at any time. If you do not specify a date, the Annuity Date will be the later of the Contract Anniversary after the annuitant's 90th birthday or the 10thContract Anniversary. Tax-qualified Contracts may require an earlier Annuity Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date. In no event may the Annuity Date be later than the Contract anniversary following the oldest annuitant’s 100th birthday.

•	Selecting an Annuity Income Option

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will apply the Contract Withdrawal Value to make annuity payments under annuity income option 3 providing lifetime income payments.

If you die before the Annuity Date (and the Contract is in force), your beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

•	Annuity Income Options

Once fixed annuity payments under an annuity income option begin, they cannot be changed. (We may allow the beneficiary to transfer amounts applied under option 1 to one of options 2 through 7 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Owner dies, we will pay any unpaid guaranteed payments to your beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

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Note: If you elect an annuity income option based solely on life contingencies (options 3, 4, or 6), it is possible that only one annuity payment would be made under the annuity option if the annuitant(s) died before the due date of the second annuity payment, only two annuity payments would be made if the annuitant(s) died before the due date of the third annuity payment, etc. This would not happen if you elect an annuity income option guaranteeing, at least in part, either the amount or duration of payments (options 1, 2, 5 or 7).

Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Contracts.)

We may pay your Contract proceeds to you in one sum if they are less than $2,000, or when the annuity income option chosen would result in periodic payments of less than $100. If any annuity payment would be or becomes less than $100, we also have the right to change the frequency of payments to an interval that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

The annuity income options are:

(1)  Income for a Fixed Period. Proceeds are paid in monthly installments for the specified period chosen. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Contract.

(2)  Life Income With a Guaranteed Period. Proceeds are paid as monthly income during the annuitant's life, with guaranteed payments for a period of time.

(3)	Life Income. Proceeds are paid as monthly income during the annuitant’s life.

(4)  Joint and Contingent Life Income. Proceeds are paid as monthly income during the joint annuitants' lives until the first of them dies.

(5)  Joint and Survivor Life Income With a Guaranteed Period. Proceeds are paid as a monthly income during the joint annuitants’ lives and until the last of them dies, with guaranteed payments for a period of time.

(6)  Joint and Survivor Life Income. Proceeds are paid as a monthly income during the joint annuitants’ lives and until the last of them dies.

(7)  Life Income With a Lump Sum Refund At Death. Proceeds are paid as a monthly income during the annuitant’s life, and any remaining Contract Value as of the date Annuity Income begins is paid to the Contract beneficiary upon the annuitant’s death.

The periods of time of the guarantees, where applicable, for all annuity income options are:

•	Minimum - 5 years
•	Maximum - The lesser of 25 years or the life expectancy of the Annuitant(s) as determined as of the Annuity Date.

The minimum payment rate for joint or contingent annuitants is 25%. Our approval is needed if the percentage is less than 50%.

FEDERAL INCOME TAX MATTERS

This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. This discussion is NOT intended as tax advice. All information is subject to change without notice. We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions. You should consult a competent tax advisor to learn how tax laws apply to your annuity interests.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“IRA Annuity”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the annuitant or the beneficiary depends on the type of Contract and on the tax status of the individual concerned.

•	Taxation of Annuities

Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities and distributions from IRAs in general. Code Section 817 provides rules regarding the tax treatment of variable annuities. Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

•	Tax Treatments by Type of Owner

A Contract held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes. The income on such a Contract is taxable each year. However, this rule does not apply if the Contract Owner is acting as an agent for an individual or is an estate that acquired the Contract as a result of the death of the decedent. Nor does it apply if the Contract is an IRA annuity, is held pursuant to a qualified funding trust (structured settlement plan), the Contract is an immediate annuity, or if an employer purchased the Contract upon termination of a qualified plan and held the annuity for the exclusive benefit of the annuitant participant. You should consult a tax advisor before purchasing a Contract to be owned by a non-natural person.

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•	Taxation of Death Proceeds

Generally, amounts distributed because of the death of the Owner or the annuitant are included in the income of the recipient as follows:

o	If distributed in a lump sum, the death benefit proceeds are taxed in the same manner as a full withdrawal as described below.

o	If distributed under an annuity form, the death benefit proceeds are taxed in the same manner as annuity payments, as described above.

Distribution at Death

A death benefit paid under the Contract is taxable to the beneficiary. The rules on taxation of annuity payments apply if the death benefit is distributed in the form of annuity payments. If the death benefit is distributed in a lump sum, it is taxed in the same manner as a full withdrawal. Estate taxes may also apply, even if all or a portion of the benefit is subject to federal income taxes. In order to be treated as an annuity for federal income tax purposes, the Code requires any Non-Qualified Contract to provide that: (1) if an Owner dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Contract is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if an Owner dies before the annuity starting date, the entire interest must be distributed within five years of death. If the sole designated beneficiary is the surviving spouse of the annuitant, then the surviving spouse is considered the Owner, making it possible to continue deferring taxes on the accrued and future income of the Contract until payments are made to the surviving spouse. Similar requirements are applicable to IRA Annuities.

Taxation of Annuity Payments

Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income. Generally, the Code provides for the return of your investment in an annuity Contract in equal tax-free amounts over the annuity payout period. Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Contract to the total expected value of annuity payments. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The balance of each payment is taxable income. After you recover your investment in the Contract, any payment you receive is fully taxable. (If a variable payment is less than the excludable amount you should contact your tax advisor to determine how to report any investment not recovered.) The taxable portion of any annuity payment is taxed at ordinary income tax rates.

•	Taxation of Withdrawals

If annuity Contract Value is greater than total contributions paid, then withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal. Withdrawn earnings are included in gross income.

Periodic Withdrawals

Periodic withdrawals are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the beneficiary. Although periodic withdrawals are subject to federal income taxation, they may not be subject to the 10% federal tax penalty that may apply to non-periodic withdrawals.

Non-Periodic Withdrawals

If you make a non-periodic withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% federal tax penalty may apply. However, the penalty does not apply to distributions:

o	after the taxpayer reaches age 59½;
o	upon the death of the owner;
o	if the taxpayer is defined as totally disabled;
o	as a periodic withdrawal, as described above;
o	under an immediate annuity; or
o	under certain other limited circumstances. Consult your tax advisor for additional information.

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Similar exceptions from the 10% federal penalty tax on distributions are provided for distributions from an IRA Annuity.

•	Tax Treatment of Assignments and Transfers

A transfer or assignment of a Contract may have adverse tax consequences, and may also be prohibited by the Code (particularly for tax-qualified plans) and ERISA in some circumstances. The designation of an annuitant, payee or other beneficiary who is not also the Owner may also result in adverse tax consequences. Therefore, we do not permit assignment of Contracts issued to fund tax-qualified plans.

Transfers of Contracts issued pursuant to qualified plans, other than between spouses, generally result in recognition of gain at the time of the transfer and may also trigger gift tax implications. Ask your tax advisor for more information.

•	Diversification of Investments

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be “adequately diversified” in order for the Contract to be treated as a variable contract for federal tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts held under a plan described in Section 401(a), 403(b), 408, 408A or 457(b) of the Code.

The Separate Account, through the Subaccounts, intends to comply with the diversification requirements prescribed in Regulation Section 1.817-5, which affect how the assets in the underlying Portfolios in which the Subaccounts invest may be invested. Although we may not control the investments of the Portfolios, we expect that Portfolios will comply with the diversification regulations so that the Subaccounts will be considered “adequately diversified.” Owners bear the risk that the entire non-qualified Contract could be disqualified as an annuity for federal income tax purposes due to the failure of a Subaccount to be “adequately diversified.”

•	Owner Control

In connection with the issuance of temporary and proposed diversification regulations in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). The IRS recently issued a revenue ruling stating that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract depends on all the facts and circumstances. We do not believe the ownership rights of an Owner under a Contract would result in any Owner being treated as the owner of the assets of the Contract under the revenue ruling. However, we do not know whether the IRS will provide additional guidance and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner a pro rata share of the assets of the Contract

•	Multiple Contracts

For purposes of determining the taxability of a distribution, the Code provides that all Non-Qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

•	Withholding

Non-Qualified Contracts and IRA annuity distributions are generally subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided an opportunity to elect not to have tax withheld from distributions.

•	Tax-Free Exchanges

Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules. You should consult your tax advisor before entering into a Section 1035 exchange.

•	Annuity Used to Fund Qualified Plan

The Contract is designed for use with various qualified plans. The Contract will not provide additional tax deferral benefits if it is used to fund a tax-deferred qualified plan. However, Contract features and benefits other than tax deferral may make it an appropriate investment for a qualified plan. Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a qualified plan. Owners, annuitants and beneficiaries should seek competent financial advice about the tax consequences of Contract distributions.

BEACON ADVISOR prospectus

The income on individual retirement annuity (IRA) investments is tax deferred; therefore, any income on variable annuities held by such plans does not receive an additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity as an IRA. Tax qualified annuities may be purchased as investments for:

o	Individual Retirement Annuities (IRAs), Code Section 408(b);
o	Simplified Employee Pension (SEP IRA), Code Section 408(k);
o	Roth IRAs, Code Section 408A.

The Company reserves the right to limit the availability of the Contract for use with any of the plans listed above or to modify the Contract to conform to tax requirements. Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures. Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Contract. We do not perform any tax reporting for Contracts held by tax-qualified plans other than IRAs.

If you purchase an IRA Annuity, you will be provided with supplemental information. You also have the right to revoke your purchase within seven days of purchase of the IRA Annuity, or as provided by applicable state law. If an IRA Annuity is purchased, the annuitant must also be the Owner. In addition, if an IRA Annuity is purchased, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 ½. Various tax penalties may apply to contributions in excess of specified limits and distributions that do not satisfy specified requirements. You should obtain competent tax advice before purchasing an IRA Annuity.

•	Tax Impact on Account Value

Certain Contract credits are treated as taxable "earnings" and not "investments" for tax purposes. When money is distributed from an annuity taxable earnings are considered paid out first, followed by the return of your contributions (investment amounts). In addition, taxation order generally considers interest withdrawn first when investment amounts are deemed distributed ("last-in, first-out" or “LIFO”).

MISCELLANEOUS

ABOUT OUR COMPANY

OM Financial Life Insurance Company issues the Contract described in this prospectus and is responsible for providing each Contract's insurance and annuity benefits. We are a stock life insurance company organized under the insurance laws of the State of Maryland in 1959. We are engaged in the business of issuing life insurance and annuities throughout the United States (except New York). We became an indirect wholly-owned subsidiary of Old Mutual plc, an international savings and wealth management company, on September 28, 2001. “Old Mutual®” is the marketing name for  OM Financial Life Insurance Company (variable annuity products offered through Old Mutual Financial Network Securities, Inc.). OM Financial Life Insurance Company is solely responsible for its contractual guarantees and commitments. See the TABLE OF CONTENTS page of this prospectus, or the cover page or last page for information on how to contact us.

DISTRIBUTION OF THE CONTRACTS

Old Mutual Financial Network Securities, Inc. ("OMFN Securities"), 1001 Fleet Street, 6th Floor, Baltimore, MD 21202, controlled by us, is the principal underwriter of the Contracts. OMFN Securities is registered with the Securities and Exchange Commission as a broker dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). OMFN Securities may enter into contracts with various broker-dealers ("Distributors") to distribute Contracts. Persons recommending the Contract on their behalf will be registered representatives of the Distributors, and will also be licensed and appointed by us as insurance agents to sell variable insurance products. We pay no commissions to broker-dealers. However, we may pay a limited number of broker-dealers compensation to provide training. There is no contribution load to cover sales and distribution expenses. All compensation or expense reimbursement received by OMFN Securities for serving as principal underwriter of the Contracts, and any compensation for training, will be paid by us from our other assets or surplus in our general account, which may include profits derived from the Contract Fee, Administrative Expense Charges, charges for optional features made under the Contract and revenue received from underlying fund companies. Contracts can be purchased directly from us by contacting the OM Financial Life Service Center. Neither OM Financial Life Insurance Company nor OMFN Securities, or their employees, solicit sales of the Contracts or make recommendations regarding purchase.

BEACON ADVISOR prospectus

VOTING PRIVILEGES

As a Contract Owner, you may have voting privileges in the portfolios whose shares underlie the Subaccounts you are invested in. You will receive proxy material, reports, and other materials relating to each underlying portfolio in which you have voting rights.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We seek to obtain a meaningful response from Contract Owners although no quorum of instructions is required.   Notwithstanding our efforts, it is possible that a small number of Contract Owners can determine the outcome of a voting proposal. The underlying portfolios do not routinely hold annual shareholder meetings.

LEGAL PROCEEDINGS

As of the date of this prospectus, there are no proceedings affecting the Separate Account, or that are material in relation to our total assets. We are routinely engaged in litigation in the normal course of business, including defending claims for policy coverage and punitive damages. We believe we have defenses and intend to defend these actions vigorously. In the opinion of management, such litigation is not expected to have a material adverse effect on our financial position, although it is possible that the results of operations could be materially affected by an unfavorable outcome in any one annual period.

APPENDIX A: Accumulation Unit Values

The following table shows Accumulation Unit values for the base Contract (without any optional features) at the beginning and end of the periods indicated as well as the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio as of the end of the periods indicated. These amounts would be less if optional features with additional charges are selected. Accumulation Unit values for Contracts with optional features are included in the Statement of Additional Information. The financial statements of the Separate Account can also be found in the Statement of Additional Information. (See the cover and back page to learn how to get a copy of the Statement of Additional Information.)

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.00456	5.765651	2392
VPS International Value B	2008	9.905985	5.200561	33464
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.872435	7.055405	0
VP International II	2008	9.990435	6.22819	2373
VP Mid Cap Value II	2008	9.892726	8.062382	2870
VP Value II	2008	9.886026	7.774839	1513
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02293	7.774745	7578
Mutual Shares Securities Fund – Class II	2008	9.96778	6.812666	3980
Franklin U.S. Government Fund – Class II	2008	10.02322	10.58722	23560
Templeton Developing Markets Securities Fund – Class II	2008	10.0739	5.590302	1340
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.949225	7.883193	0
Templeton Global Bond Securities Fund – Class II	2008	9.970815	10.35554	6127
LEGG MASON
Variable Aggressive Growth II	2008	9.940106	6.437435	0
Variable Fundamental Value II	2008	9.856918	6.755559	231
Variable Small Cap Growth II	2008	9.911163	6.563464	4226
Variable Strategic Bond II	2008	10.04015	8.222704	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908593	8.567412	29201
AMT Partners I	2008	9.867641	5.232098	41788
AMT Regency S	2008	9.87889	5.981317	0

- A: 1 -

BEACON ADVISOR Subaccount Values

AMT Guardian S	2008	9.90275	6.734998	26653
AMT MidCap Growth S	2008	9.883098	6.401672	6795
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.05592	7.729021	36054
VIT Long-Term US Government*	2008	10.11857	11.37038	6985
VIT Commodity Real Return#	2008	10.18141	5.436855	18861
VIT Global Bond#	2008	9.965672	9.541882	0
VIT Money Market*	2008	10.0032	10.19218	169835
VIT Real Return#	2008	10.05744	9.008212	11987
VIT Total Return#	2008	10.03172	10.20145	57445
PIONEER(VCT II)
Cullen Value	2008	9.89044	7.154481	0
Equity Income	2008	9.913623	7.545757	21848
Pioneer	2008	9.894501	7.103082	0
High Yield	2008	10.0109	6.71616	10402
Small Cap Value	2008	9.897335	6.784438	6206
Strategic Income	2008	10.01976	8.773445	0
ROYCE (Service Class)
Micro Cap	2008	10.00811	6.176491	1511
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64999	21.08222	461
CLS AdvisorOne Amerigo	2008	35.39999	22.25907	0
CLS AdvisorOne Berolina	2008	26.69999	16.76134	0
CLS AdvisorOne Clermont	2008	25.19999	18.72481	0
Commodities Strategy	2008	23.38999	12.11649	211
Essential Portfolio Conservative	2008	25.04999	22.88771	3257
Essential Portfolio Moderate	2008	24.42999	21.43217	3267
Essential Portfolio Aggressive	2008	22.96999	18.88778	410
Government Long Bond 1.2x Strategy	2008	12.7741	17.69071	123
Hedged Equity	2008	23.29999	19.44166	0
Inverse Government Long Bond Strategy	2008	18.86999	13.65867	4172
Inverse NASDAQ-100® Strategy	2008	19.69999	25.13724	0
Inverse Russell 2000® Strategy	2008	38.47999	43.19801	0
Inverse S&P 500® Strategy	2008	46.52999	58.74830	3238
Multi-Cap Core Equity	2008	22.28999	15.03211	0
Nova	2008	8.639986	4.577786	0
NASDAQ-100®	2008	15.59999	10.52056	7406
Russell 2000® 1.5x Strategy	2008	29.11999	16.62536	0
All-Cap Opportunity	2008	12.84999	9.081074	0
U.S. Government Money Market	2008	1.000004	1.008933	136786
T. ROWE PRICE
Blue Chip Growth II	2008	9.801123	6.351163	49214
Equity Income II	2008	9.842187	6.792765	42446
Health Sciences II	2008	9.854169	7.459585	3179
THIRD AVENUE
Value	2008	9.950543	6.014406	27974
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03438	8.834834	0
UIF Emerging Markets Debt II	2008	10.01168	8.438402	1586
UIF Mid Cap Growth II	2008	9.86195	5.911190	0
UIF Mid Cap Value II	2008	9.897247	6.363321	5449
VK LIT Growth and Income II	2008	9.808261	7.285330	0

OM Financial Qualified Plan Disclosure	-A: 2 -

THANK YOU

for reviewing this Prospectus. You should also review the series fund prospectuses for the underlying portfolios of the Subaccounts you wish to select.

IF YOU HAVE QUESTIONS,

contact your sales representative, or

write or call us at:

OM Financial Life Insurance Company

Service Center

P.O. Box 725049

Atlanta, Georgia 31139-2049

or

6425 Powers Ferry Road

Atlanta, Georgia 30339

Telephone: 1-866-599-2760

Fax: 1-770-690-1967

omfn.com

REMEMBER, THE CORRECT FORM

is important for us to accurately process your Contract elections and changes. Many can be found in the "on-line services" section of our Web Site. Or, call us at our toll-free number and we will send you the form you need.

•	STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

A Statement of Additional Information and other information about us and the Contract with the same date as this prospectus contains more details concerning the disclosures in this prospectus.

For a free copy, access it on the SEC's Web Site (www.sec.gov,select "Search for Company Filings", then "Variable Insurance Products", then type “Beacon Advisor”), or write or call us. Here is the Table of Contents for the Statement of Additional Information:

Begin on Page
General Information and History Purchase of Securities Being Offered Underwriters Calculation of Contract Values	1
Other Information OM Financial Asset Allocation Program	2
Independent Administrator Service Marks and Copyright Financial Statements	4
Accumulation Unit Values	A-1

To the extent deemed necessary by the Securities and Exchange Commission, OM Financial Life Insurance Company is relying upon the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

© OM Financial Life Insurance Company

BEACON ADVISOR prospectus                                                 Last Page                              SEC Registration #811-21952,333-142420

Statement of Additional Information: May 1, 2009 to accompany Contract Prospectus as of the same date.	SEC Registration # 333-142420

BEACON ADVISOR
Flexible Contribution	OM Financial Life Insurance Company
Deferred Variable Annuity Contract	Old Mutual Financial Network Separate Account VA

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Contract prospectus and should be read in conjunction with the Contract prospectus. The Contract prospectus may be obtained from our Service Center by writing us at P.O. Box 725049, Atlanta, Georgia, 31139-2049, or by calling us at 1-866-599-2760. Defined terms used in the current prospectus for the Contract are incorporated in this Statement.

TABLE OF CONTENTS
Page
General Information and History	1

Purchase of Securities Being Offered

Underwriters

Calculation of Contract Values

Other Information	2

OM Financial Asset Allocation Program

Independent Administrator	4

Service Marks and Copyright

Financial Statements

GENERAL INFORMATION AND HISTORY

Old Mutual Financial Network Separate Account VA is a separate investment account of OM Financial Life Insurance Company ("we, us, our, OM Financial"). OM Financial is a stock life insurance company organized under the insurance laws of the State of Maryland in 1959. Prior to January 1, 2007, OM Financial was known as Fidelity and Guaranty Life Insurance Company. The history, operations and authority of Fidelity and Guaranty Life Insurance Company were not affected by the name change. We issue life insurance and annuities throughout the United States (except New York). We are an indirect wholly-owned subsidiary of Old Mutual, plc ("Old Mutual"). “Old Mutual” is the marketing name for the U.S. life insurance and annuity operations of Old Mutual plc, including OM Financial Life Insurance Company (variable annuity products offered through Old Mutual Financial Network Securities, Inc.). Old Mutual Financial Network Separate Account VA was established by OM Financial on July 31, 2006.

PURCHASE OF SECURITIES BEING OFFERED

Currently, the Contract will only be sold directly to consumers through OMFN Securities (see “Principal Underwriters” below). We may in the future offer the Contract to the public through various broker-dealers that have entered into selling agreements with us and OMFN Securities to distribute the Contracts. In that case, the Contract will be sold by licensed insurance agents in states where the Contract may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

PRINCIPAL UNDERWRITER

Old Mutual Financial Network Securities, Inc. ("OMFN Securities") is the principal underwriter of the Contract. OMFN Securities is a wholly-owned subsidiary of ours. OMFN Securities is a wholesale broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). OMFN Securities’ principal business address is 1001 Fleet Street, 6th Floor, Baltimore, MD 21202.

We offer the Contracts on a continuous basis directly to investors. The Contract may also be offered to the public through registered representatives of various broker-dealers ("Distributors") that have entered into selling agreements with us and OMFN Securities to distribute the Contracts. We do not pay commissions upon sales of the Contract. We pay an underwriting fee of 1% of premium for distribution of the Contracts and other variable annuity contracts we offer. In 2007, we paid an underwriting fee of $240,196.57 to OMFN Securities and in 2008 we paid an underwriting fee of $176,495.09 to OMFN Securities.

OM Financial BEACON ADVISOR VA	SAI: 1	Statement of Additional Information

CALCULATION OF CONTRACT VALUES

On the Contract Date, the Contract Value equals the initial contribution less any charge for applicable contribution taxes. On any Business Day thereafter, the Contract Value equals the sum of the values in the Separate Account Subaccounts and the General Account options. The Contract Value is expected to change from day to day, reflecting the expenses and investment experience of the selected Subaccounts and interest credited in the General Account options as well as the deductions for charges under the Contract. The calculation to determine the value of each Subaccount option is described below. Your Contract provides the contractual information regarding General Account options. The description below is designed to provide a description of General Account Fixed Interest Option Value as it may affect total Contract Value.

•	Subaccount Value

The value of your interest in a Subaccount at the end of any Business Day is:

(a)	the number of Subaccount Accumulation Units as of the end of the preceding Business Day; plus
(b)	any Subaccount Accumulation Units purchased with net contribution since the end of the previous Business Day; plus
(c)	any Subaccount Accumulation Units purchased with Contract value transferred from other investment options since the end of the previous Business Day; minus
(d)	any Subaccount Accumulation Units redeemed due to transfers from the Subaccount since the end of the previous Business Day and to pay associated transfer fees; minus
(e)	any Subaccount Accumulation Units redeemed due to partial withdrawals from the Subaccount since the end of the previous Business Day and to pay associated withdrawal charges; minus
(f)	any Subaccount Accumulation Units redeemed to pay the Subaccount’s share of the monthly Contract Fee since the end of the previous Business Day; minus
(g)	any Subaccount Accumulation Units redeemed since the end of the previous Business Day to pay the Subaccount’s share of any optional features; and this result multiplied times
(h)	the Subaccount’s Accumulation Unit value calculated as of the end of the current Business Day.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contract described in this Statement of Additional Information. Not all information set forth in the registration statement is addressed in the Contract prospectus or this Statement. Information in the prospectus and this Statement are intended to be summaries. For a complete description of the terms of the registration, refer to the documents we file with the SEC. They may be accessed on the SEC’s Web site at www.sec.gov, or you may review and copy it (for a fee) at the SEC’s Public Reference Room in Washington D.C. (Call the SEC at 1-800-SEC-0330 for details and public hours.)

INDEPENDENT ADMINISTRATOR

We have contracted with McCamish Systems (“McCamish”) to provide administrative services on our behalf and in our name for the Contract. From its Atlanta, Georgia operations center, McCamish provides services to our Contract owners including new business processing and Contract issue, call center for Contract administrative issues, Contract maintenance, claims processing, and payment dispersal. McCamish administers life and annuity policies for multiple insurers, including other variable annuity contracts, and also licenses their administration system to yet other insurers for administering their life and annuity business. As a service provider to the Separate Account, McCamish is subject to monitoring under the Separate Account’s compliance program required by the 1940 Act. McCamish is independent of us and our affiliates, but we have an established relationship with McCamish through business McCamish administers for another company affiliated with us. McCamish’s principal office address is the Service Office address 6425 Powers Ferry Road, Atlanta, Georgia, 30339. You may contact us in writing with questions about McCamish’s services at OM Financial Life Insurance Company, attn: Manager, Variable Product Administration, ________________________.

SERVICE MARKS AND COPYRIGHT

“Old Mutual Financial Network,” “Old Mutual,” “OM Financial Life Insurance Company" “Beacon Advisor,” and the three-anchor symbol are registered service marks. The Contract and Contract prospectus are copyrighted by OM Financial Life Insurance Company.

“Standard & Poor’s” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Old Mutual Financial Network.

OM Financial BEACON ADVISOR VA	SAI: 2	Statement of Additional Information

FINANCIAL STATEMENTS

The statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2008, and the statements of assets and liabilities of the Old Mutual Financial Network Separate Account VA of OM Financial Life Insurance Company (comprised of the sub-accounts listed in Note 1) as of December 31, 2008, and the related statements of operations for the year ended December 31, 2008 and statements of changes in net assets and the financial highlights for each of the periods in the two-year period ended December 31, 2008, included in the Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The KPMG LLP audit report dated April 30, 2009, includes explanatory language that states that OM Financial Life Insurance Company prepared the statutory financial statements using accounting principles prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles.  Accordingly, the KPMG LLP report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in conformity with statutory accounting principles.  The principal business address of KPMG LLP is 1 East Pratt Street, Baltimore, Maryland 21202.

The financial statements of OM Financial Life Insurance Company included in this Statement of Additional Information bear only on the ability of OM Financial Life Insurance Company to meet its obligations under the Contract, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

We provide base Contract Accumulation Unit value history for each Separate Account Subaccount in the prospectus’ Appendix A. Accumulation Unit value history for Contracts with optional features are included in Appendix A to this Statement of Additional Information.

OM Financial BEACON ADVISOR VA	SAI: 3	Statement of Additional Information

APPENDIX A: Accumulation Unit Values

The following tables show Accumulation Unit values for the base Contract with each combination of optional features (either currently offered or no longer offered but in-force) at the beginning and end of the periods indicated as well as the number of Accumulation Units outstanding for each Subaccount variable investment option portfolio as of the end of the periods indicated.

For Contracts with Basic GMDB (0.25% Annual Fee):

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.0045	5.754863	0
VPS International Value B	2008	9.90593	5.190827	5351
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.872381	7.042211	3044
VP International II	2008	9.990381	6.216542	0
VP Mid Cap Value II	2008	9.892671	8.047309	0
VP Value II	2008	9.885972	7.760305	0
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02288	7.760222	0
Mutual Shares Securities Fund – Class II	2008	9.967726	6.799929	0
Franklin U.S. Government Fund – Class II	2008	10.02317	10.56748	711
Templeton Developing Markets Securities Fund – Class II	2008	10.07384	5.57984	0
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.94917	7.868478	0
Templeton Global Bond Securities Fund – Class II	2008	9.97076	10.33622	590
LEGG MASON
Variable Aggressive Growth II	2008	9.940052	6.425384	0
Variable Fundamental Value II	2008	9.856863	6.742926	0
Variable Small Cap Growth II	2008	9.911109	6.551181	472
Variable Strategic Bond II	2008	10.04009	8.207352	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908538	8.551422	1559
AMT Partners I	2008	9.867587	5.222303	0
AMT Regency S	2008	9.878836	5.970117	0
AMT Guardian S	2008	9.902695	6.722396	4258
AMT MidCap Growth S	2008	9.883043	6.38969	842
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.05587	7.714592	0
VIT Long-Term US Government*	2008	10.11852	11.3492	666
VIT Commodity Real Return#	2008	10.18135	5.426678	1339
VIT Global Bond#	2008	9.965617	9.524086	0
VIT Money Market*	2008	10.00314	10.17317	94536
VIT Real Return#	2008	10.05738	8.991399	1204
VIT Total Return#	2008	10.03167	10.18242	1020
PIONEER(VCT II)
Cullen Value	2008	9.890386	7.141107	0
Equity Income	2008	9.913568	7.531641	3876
Pioneer	2008	9.894447	7.089808	0
High Yield	2008	10.01085	6.703603	0
Small Cap Value	2008	9.89728	6.771746	457
Strategic Income	2008	10.01971	8.757068	0
ROYCE (Service Class)
Micro Cap	2008	10.00806	6.164933	0
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64993	21.04291	0
CLS AdvisorOne Amerigo	2008	35.39993	22.21752	0
CLS AdvisorOne Berolina	2008	26.69993	16.73005	0
CLS AdvisorOne Clermont	2008	25.19993	18.68989	0
Commodities Strategy	2008	23.38993	12.11649	0

Beacon Advisor Subaccount Values	-A: 1 -

Essential Portfolio Conservative	2008	25.04993	22.84506	0
Essential Portfolio Moderate	2008	24.42993	21.39223	0
Essential Portfolio Aggressive	2008	22.96993	18.85255	0
Government Long Bond 1.2x Strategy	2008	12.77405	17.6578	0
Hedged Equity	2008	23.29993	19.40541	0
Inverse Government Long Bond Strategy	2008	18.86993	13.63317	0
Inverse NASDAQ-100® Strategy	2008	19.69993	25.09048	0
Inverse Russell 2000® Strategy	2008	38.47993	43.11767	0
Inverse S&P 500® Strategy	2008	46.52993	58.63907	0
Multi-Cap Core Equity	2008	22.28993	15.00403	0
Nova	2008	8.639932	4.569206	0
NASDAQ-100®	2008	15.59993	10.5009	0
Russell 2000® 1.5x Strategy	2008	29.11993	16.59425	0
All-Cap Opportunity	2008	12.84993	9.064108	0
U.S. Government Money Market	2008	0.999949	1.007005	5227
T. ROWE PRICE
Blue Chip Growth II	2008	9.801068	6.339287	0
Equity Income II	2008	9.842132	6.780054	0
Health Sciences II	2008	9.854114	7.445644	0
THIRD AVENUE
Value	2008	9.950488	6.003163	0
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03433	8.818349	0
UIF Emerging Markets Debt II	2008	10.01163	8.422655	0
UIF Mid Cap Growth II	2008	9.861895	5.900131	0
UIF Mid Cap Value II	2008	9.897192	6.351416	859
VK LIT Growth and Income II	2008	9.808206	7.271714	0

Beacon Advisor Subaccount Values	-A: 2 -

For Contracts with Single GMWB at Inception (0.65% Annual Fee):

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.00439	5.733324	0
VPS International Value B	2008	9.905821	5.171386	2027
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.872271	7.015868	0
VP International II	2008	9.990271	6.193302	0
VP Mid Cap Value II	2008	9.892562	8.017229	0
VP Value II	2008	9.885862	7.731295	0
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02277	7.731236	0
Mutual Shares Securities Fund – Class II	2008	9.967616	6.774497	0
Franklin U.S. Government Fund – Class II	2008	10.02306	10.53807	689
Templeton Developing Markets Securities Fund – Class II	2008	10.07373	5.558978	0
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.949061	7.839082	0
Templeton Global Bond Securities Fund – Class II	2008	9.970651	10.29767	254
LEGG MASON
Variable Aggressive Growth II	2008	9.939942	6.401337	0
Variable Fundamental Value II	2008	9.856754	6.717699	0
Variable Small Cap Growth II	2008	9.910999	6.526669	80
Variable Strategic Bond II	2008	10.03998	8.17672	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908429	8.519506	917
AMT Partners I	2008	9.867477	5.202739	0
AMT Regency S	2008	9.878726	5.94777	0
AMT Guardian S	2008	9.902586	6.697243	1330
AMT MidCap Growth S	2008	9.882934	6.36577	165
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.05576	7.685778	0
VIT Long-Term US Government*	2008	10.11841	11.30688	233
VIT Commodity Real Return#	2008	10.18125	5.406386	485
VIT Global Bond#	2008	9.965508	9.488554	0
VIT Money Market*	2008	10.00303	10.13522	445
VIT Real Return#	2008	10.05727	8.957834	352
VIT Total Return#	2008	10.03156	10.14444	311
PIONEER(VCT II)
Cullen Value	2008	9.890276	7.114412	0
Equity Income	2008	9.913459	7.503494	1187
Pioneer	2008	9.894337	7.063308	0
High Yield	2008	10.01074	6.678543	0
Small Cap Value	2008	9.897171	6.746395	78
Strategic Income	2008	10.0196	8.724388	0
ROYCE (Service Class)
Micro Cap	2008	10.00795	6.141871	0
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64982	20.96447	0
CLS AdvisorOne Amerigo	2008	35.39982	22.13459	1775
CLS AdvisorOne Berolina	2008	26.69982	16.66758	0
CLS AdvisorOne Clermont	2008	25.19982	18.62017	0
Commodities Strategy	2008	23.38982	12.04869	0
Essential Portfolio Conservative	2008	25.04982	22.75992	0
Essential Portfolio Moderate	2008	24.42982	21.31248	0
Essential Portfolio Aggressive	2008	22.96982	18.78222	0
Government Long Bond 1.2x Strategy	2008	12.77394	17.59206	0
Hedged Equity	2008	23.29982	19.33306	0
Inverse Government Long Bond Strategy	2008	18.86982	13.58228	0
Inverse NASDAQ-100® Strategy	2008	19.69982	24.99713	0
Inverse Russell 2000® Strategy	2008	38.47982	42.95731	0
Inverse S&P 500® Strategy	2008	46.52982	58.421	0
Multi-Cap Core Equity	2008	22.28982	14.94798	0

Beacon Advisor Subaccount Values	-A: 3 -

Nova	2008	8.639822	4.552069	0
NASDAQ-100®	2008	15.59982	10.46164	0
Russell 2000® 1.5x Strategy	2008	29.11982	16.53214	0
All-Cap Opportunity	2008	12.84982	9.030229	0
U.S. Government Money Market	2008	0.99984	1.003143	72885
T. ROWE PRICE
Blue Chip Growth II	2008	9.800959	6.31556	0
Equity Income II	2008	9.842023	6.754686	0
Health Sciences II	2008	9.854005	7.417803	0
THIRD AVENUE
Value	2008	9.950379	5.980701	0
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03422	8.785438	0
UIF Emerging Markets Debt II	2008	10.01152	8.391212	0
UIF Mid Cap Growth II	2008	9.861786	5.878036	0
UIF Mid Cap Value II	2008	9.897083	6.327646	166
VK LIT Growth and Income II	2008	9.808097	7.244514	0

Beacon Advisor Subaccount Values	-A: 4 -

For Contracts with Joint GMWB at Inception (0.80% Annual Fee):

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.00435	5.725273	0
VPS International Value B	2008	9.90578	5.164116	1473
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.87223	7.00602	0
VP International II	2008	9.99023	6.184609	0
VP Mid Cap Value II	2008	9.892521	8.005967	0
VP Value II	2008	9.885821	7.720434	0
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02273	7.720394	0
Mutual Shares Securities Fund – Class II	2008	9.967575	6.764977	0
Franklin U.S. Government Fund – Class II	2008	10.02302	10.51331	579
Templeton Developing Markets Securities Fund – Class II	2008	10.07369	5.551164	0
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.94902	7.82808	0
Templeton Global Bond Securities Fund – Class II	2008	9.97061	10.28324	370
LEGG MASON
Variable Aggressive Growth II	2008	9.939901	6.392345	0
Variable Fundamental Value II	2008	9.856713	6.708257	0
Variable Small Cap Growth II	2008	9.910958	6.517491	0
Variable Strategic Bond II	2008	10.03994	8.165255	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908388	8.507559	1163
AMT Partners I	2008	9.867436	5.195421	0
AMT Regency S	2008	9.878685	5.939408	0
AMT Guardian S	2008	9.902545	6.687827	1706
AMT MidCap Growth S	2008	9.882893	6.356828	120
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.05572	7.675007	0
VIT Long-Term US Government*	2008	10.11837	11.29105	472
VIT Commodity Real Return#	2008	10.1812	5.398792	423
VIT Global Bond#	2008	9.965467	9.475259	0
VIT Money Market*	2008	10.00299	10.12102	0
VIT Real Return#	2008	10.05723	8.945279	1022
VIT Total Return#	2008	10.03152	10.13023	752
PIONEER(VCT II)
Cullen Value	2008	9.890235	7.104429	0
Equity Income	2008	9.913418	7.492955	1523
Pioneer	2008	9.894296	7.053388	0
High Yield	2008	10.0107	6.669175	0
Small Cap Value	2008	9.89713	6.73692	0
Strategic Income	2008	10.01956	8.712155	0
ROYCE (Service Class)
Micro Cap	2008	10.00791	6.133239	0
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64978	20.93512	0
CLS AdvisorOne Amerigo	2008	35.39978	22.10355	0
CLS AdvisorOne Berolina	2008	26.69978	16.64422	0
CLS AdvisorOne Clermont	2008	25.19978	18.59408	0
Commodities Strategy	2008	23.39978	12.03178	0
Essential Portfolio Conservative	2008	25.04978	22.72807	0
Essential Portfolio Moderate	2008	24.42978	21.28263	0
Essential Portfolio Aggressive	2008	22.96978	18.75592	0
Government Long Bond 1.2x Strategy	2008	12.7739	17.56747	0
Hedged Equity	2008	23.29978	19.306	0
Inverse Government Long Bond Strategy	2008	18.86978	13.56323	0
Inverse NASDAQ-100® Strategy	2008	19.69978	24.9622	0
Inverse Russell 2000® Strategy	2008	38.47978	42.8973	0
Inverse S&P 500® Strategy	2008	46.52978	58.33939	0
Multi-Cap Core Equity	2008	22.28978	14.92701	0

Beacon Advisor Subaccount Values	-A: 5 -

Nova	2008	8.639781	4.545666	0
NASDAQ-100®	2008	15.59978	10.44695	0
Russell 2000® 1.5x Strategy	2008	29.11978	16.5089	0
All-Cap Opportunity	2008	12.84978	9.017555	0
U.S. Government Money Market	2008	0.999799	1.001704	0
T. ROWE PRICE
Blue Chip Growth II	2008	9.800918	6.306687	0
Equity Income II	2008	9.841982	6.745196	0
Health Sciences II	2008	9.853964	7.40739	0
THIRD AVENUE
Value	2008	9.950338	5.972306	0
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03418	8.773112	0
UIF Emerging Markets Debt II	2008	10.01148	8.379452	0
UIF Mid Cap Growth II	2008	9.861745	5.869783	0
UIF Mid Cap Value II	2008	9.897042	6.318752	120
VK LIT Growth and Income II	2008	9.808056	7.234338	0

Beacon Advisor Subaccount Values	-A: 6 -

For Contracts with Basic GMDB and Single GMWB at Inception (0.85% Annual Fee):

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.00434	5.722606	0
VPS International Value B	2008	9.05766	5.161703	4361
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.872217	7.002752	0
VP International II	2008	9.990217	6.181731	3629
VP Mid Cap Value II	2008	9.892507	8.002246	0
VP Value II	2008	9.885808	7.716838	0
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02271	7.716794	0
Mutual Shares Securities Fund – Class II	2008	9.967562	6.761832	0
Franklin U.S. Government Fund – Class II	2008	10.02301	10.50843	0
Templeton Developing Markets Securities Fund – Class II	2008	10.07368	5.548571	1004
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.949006	7.824432	0
Templeton Global Bond Securities Fund – Class II	2008	9.970596	10.27845	0
LEGG MASON
Variable Aggressive Growth II	2008	9.939888	6.389364	0
Variable Fundamental Value II	2008	9.856699	6.705137	0
Variable Small Cap Growth II	2008	9.910945	6.514456	1288
Variable Strategic Bond II	2008	10.03993	8.161445	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908374	8.503599	0
AMT Partners I	2008	9.867423	5.192998	0
AMT Regency S	2008	9.878672	5.936631	0
AMT Guardian S	2008	9.902531	6.684718	0
AMT MidCap Growth S	2008	9.882879	6.353857	0
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.0557	7.671425	0
VIT Long-Term US Government*	2008	10.11835	11.28579	0
VIT Commodity Real Return#	2008	10.18119	5.396274	0
VIT Global Bond#	2008	9.965453	9.470866	1747
VIT Money Market*	2008	10.00298	10.11631	1009
VIT Real Return#	2008	10.05722	8.941108	3860
VIT Total Return#	2008	10.0315	10.12552	5280
PIONEER(VCT II)
Cullen Value	2008	9.890222	7.101114	3413
Equity Income	2008	9.913404	7.489468	0
Pioneer	2008	9.894283	7.050098	0
High Yield	2008	10.01068	6.666063	0
Small Cap Value	2008	9.897116	6.733773	844
Strategic Income	2008	10.01955	8.7081	0
ROYCE (Service Class)
Micro Cap	2008	10.00789	6.130379	1856
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64977	20.9254	0
CLS AdvisorOne Amerigo	2008	35.39977	22.09327	0
CLS AdvisorOne Berolina	2008	26.69977	16.63647	0
CLS AdvisorOne Clermont	2008	25.19977	18.58543	0
Commodities Strategy	2008	23.38977	12.02618	0
Essential Portfolio Conservative	2008	25.04977	22.71752	0
Essential Portfolio Moderate	2008	24.42977	21.27275	0
Essential Portfolio Aggressive	2008	22.96977	18.74719	0
Government Long Bond 1.2x Strategy	2008	12.77388	17.55931	0
Hedged Equity	2008	23.29977	19.29702	415
Inverse Government Long Bond Strategy	2008	18.86977	13.55692	0
Inverse NASDAQ-100® Strategy	2008	19.69977	24.95063	0
Inverse Russell 2000® Strategy	2008	38.47977	42.87743	0
Inverse S&P 500® Strategy	2008	46.52977	58.31236	0
Multi-Cap Core Equity	2008	22.28977	14.92006	0

Beacon Advisor Subaccount Values	-A: 7 -

Nova	2008	8.639768	4.543535	0
NASDAQ-100®	2008	15.59977	10.44207	0
Russell 2000® 1.5x Strategy	2008	29.11977	16.5012	0
All-Cap Opportunity	2008	12.84977	9.013358	583
U.S. Government Money Market	2008	0.999785	1.001214	0
T. ROWE PRICE
Blue Chip Growth II	2008	9.800904	6.303745	4313
Equity Income II	2008	9.841968	6.74205	0
Health Sciences II	2008	9.853951	7.403935	776
THIRD AVENUE
Value	2008	9.950324	5.969513	0
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03416	8.769039	0
UIF Emerging Markets Debt II	2008	10.01146	8.375545	1317
UIF Mid Cap Growth II	2008	9.861731	5.867038	0
UIF Mid Cap Value II	2008	9.897028	6.315798	0
VK LIT Growth and Income II	2008	9.808042	7.230958	0

Beacon Advisor Subaccount Values	-A: 8 -

For Contracts with Enhanced GMDB and Single GMWB at Inception (1.15% Annual Fee):

Subaccount (inception date for all Subaccounts is 01/25/2008 unless otherwise noted)	Year	Value ($) at Inception	Value ($) at End of Year (December 31)	Number (#) of Accumulation Units At End of Year (December 31)
ALLIANCE BERNSTEIN
VPS International Growth B	2008	10.00426	5.706529	0
VPS International Value B	2008	9.905684	5.147191	0
AMERICAN CENTURY INVESTMENTS
VP Income & Growth II	2008	9.872135	6.983098	0
VP International II	2008	9.990135	6.164371	0
VP Mid Cap Value II	2008	9.892425	7.979787	0
VP Value II	2008	9.885726	7.695182	0
FRANKLIN TEMPLETON (VIP)
Mutual Global Discovery Securities Fund – Class II	2008	10.02263	7.695164	0
Mutual Shares Securities Fund – Class II	2008	9.96748	6.742851	0
Franklin U.S. Government Fund – Class II	2008	10.02292	10.47902	0
Templeton Developing Markets Securities Fund – Class II	2008	10.0736	5.532998	0
Templeton Global Asset Allocation Securities Fund – Class II	2008	9.948924	7.802494	0
Templeton Global Bond Securities Fund – Class II	2008	9.970514	10.24967	0
LEGG MASON
Variable Aggressive Growth II	2008	9.939806	6.371414	0
Variable Fundamental Value II	2008	9.856617	6.686302	0
Variable Small Cap Growth II	2008	9.910863	6.496156	0
Variable Strategic Bond II	2008	10.03985	8.138588	0
NEUBERGER BERMAN
AMT Limited Maturity Bond I	2008	9.908292	8.479782	0
AMT Partners I	2008	9.867341	5.178396	0
AMT Regency S	2008	9.87859	5.919959	0
AMT Guardian S	2008	9.902449	6.675325	0
AMT MidCap Growth S	2008	9.882797	6.336016	0
PIMCO (*Administrative Class, #Advisor Class)
VIT High Yield#	2008	10.05562	7.649941	0
VIT Long-Term US Government*	2008	10.11827	11.25422	0
VIT Commodity Real Return#	2008	10.18111	5.381124	0
VIT Global Bond#	2008	9.965371	9.44433	0
VIT Money Market*	2008	10.0029	10.08798	0
VIT Real Return#	2008	10.05714	8.916052	0
VIT Total Return#	2008	10.03142	10.09716	0
PIONEER(VCT II)
Cullen Value	2008	9.89014	7.08119	0
Equity Income	2008	9.913322	7.46845	0
Pioneer	2008	9.894201	7.030319	0
High Yield	2008	10.0106	6.647365	0
Small Cap Value	2008	9.897034	6.714859	0
Strategic Income	2008	10.01946	8.683713	0
ROYCE (Service Class)
Micro Cap	2008	10.00781	6.113162	0
RYDEX (VT)
Multi-Hedge Strategies	2008	24.64969	20.86685	0
CLS AdvisorOne Amerigo	2008	35.39969	22.03136	0
CLS AdvisorOne Berolina	2008	26.69969	16.58984	0
CLS AdvisorOne Clermont	2008	25.19969	18.53339	0
Commodities Strategy	2008	23.38969	11.99246	0
Essential Portfolio Conservative	2008	25.04969	22.65397	0
Essential Portfolio Moderate	2008	24.42969	21.21322	0
Essential Portfolio Aggressive	2008	22.96969	18.6947	0
Government Long Bond 1.2x Strategy	2008	12.7738	17.51026	0
Hedged Equity	2008	23.29969	19.24302	0
Inverse Government Long Bond Strategy	2008	18.86969	13.51893	0
Inverse NASDAQ-100® Strategy	2008	19.69969	24.88092	0
Inverse Russell 2000® Strategy	2008	38.47969	42.75773	0
Inverse S&P 500® Strategy	2008	46.52969	58.1496	0
Multi-Cap Core Equity	2008	22.28969	14.87822	0

Beacon Advisor Subaccount Values	-A: 9 -

Nova	2008	8.639686	4.530756	0
NASDAQ-100®	2008	15.59969	10.41278	0
Russell 2000® 1.5x Strategy	2008	29.11969	16.45484	0
All-Cap Opportunity	2008	12.84969	8.988077	0
U.S. Government Money Market	2008	0.999703	0.998349	125353
T. ROWE PRICE
Blue Chip Growth II	2008	9.800822	6.286032	0
Equity Income II	2008	9.841886	6.723117	0
Health Sciences II	2008	9.853869	7.383164	0
THIRD AVENUE
Value	2008	9.950242	5.952757	0
VAN KAMPEN / MORGAN STANLEY
UIF Core Plus Fixed Income II	2008	10.03408	8.744476	0
UIF Emerging Markets Debt II	2008	10.01138	8.352082	0
UIF Mid Cap Growth II	2008	9.861649	5.850558	0
UIF Mid Cap Value II	2008	9.896946	6.298052	0
VK LIT Growth and Income II	2008	9.80796	7.210669	0

Beacon Advisor Subaccount Values	-A: 10 -

OM FINANCIAL LIFE INSURANCE COMPANY

INDEX TO STATUTORY FINANCIAL STATEMENTS
                                                                                                                     Page

Report of Independent Registered Public Accounting Firm	1

Statutory Financial Statements:

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus	2
Statutory Statements of Operations	4
Statutory Statements of Changes in Capital and Surplus	5
Statutory Statements of Cash Flow	6
Notes to Statutory Financial Statements	7

Report of Independent Registered Public Accounting Firm

The Board of Directors

OM Financial Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2008.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2008, on the basis of accounting described in Note 1.

/s/ KPMG LLP

Baltimore, Maryland
April 30, 2009

1

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS

as of December 31
(dollars in thousands)	2008	2007

ADMITTED ASSETS
Bonds	$13,894,663	$14,808,948
Preferred stocks	1,302,418	1,333,887
Common stocks	40,875	44,737
Investments in subsidiaries	36,248	40,468
Mortgage loans on real estate	1,242	1,297
Cash and short-term investments	882,819	717,836
Policy loans	85,174	81,586
Surplus debentures	107,194	107,755
Investment in limited partnerships	19,612	22,941
Receivable for securities	6,339	21,230
Derivative instruments	26,448	20,998
Total cash and invested assets	16,403,032	17,201,683
Investment income due and accrued	191,715	195,204
Deferred and uncollected premiums, net of loading
(2008, $53,021; 2007, $60,997)	44,890	70,424
Amounts due from reinsurers	52,774	81,157
Funds held by or deposited with reinsured companies	59,295	59,409
Federal income tax recoverable (including net deferred
tax asset of $44,528 in 2008; $51,469 in 2007)	60,009	66,820
Receivable from parent, subsidiaries, and affiliates	225,399	8,890
Other assets	6,080	11,608

TOTAL ADMITTED ASSETS EXCLUDING SEPARATE ACCOUNTS	17,043,194	17,695,195
Separate accounts	406,847	507,099

TOTAL ADMITTED ASSETS	$17,450,041	$18,202,294

See Notes to Statutory Financial Statements.

2

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS,
LIABILITIES, AND CAPITAL AND SURPLUS (CONTINUED)

as of December 31
(dollars in thousands, except for share data)	2008	2007

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
Aggregate reserves-life, annuity and accident and health	$15,033,461	$15,528,247
Liability for deposit-type contracts	906,289	945,856
Policy and contract claims	44,537	38,123
Other policyholders' funds	369	321
Amounts payable on reinsurance	45,891	13,595
Interest maintenance reserve (IMR)	-	92,866
General expenses due or accrued	5,835	11,799
Transfers to separate accounts due or accrued (net)	(13,372)	(9,966)
Taxes, licenses and fees due or accrued, excluding federal income taxes	9,999	6,719
Remittances and items not allocated	48,787	56,832
Asset valuation reserve	2,114	96,098
Payable to parent, subsidiaries and affiliates	5,552	16,223
Payable for securities	27,673	116,233
Accrued expenses and other liabilities	189,733	148,333
TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	16,306,868	17,061,279
Separate accounts	340,478	438,302
TOTAL LIABILITIES	16,647,346	17,499,581

CAPITAL AND SURPLUS
Common stock, par value $100 (50,000 shares authorized;
30,000 shares issued and outstanding)	3,000	3,000
Paid-in and contributed surplus	1,446,414	1,091,414
Segregated surplus	329,705	172,657
Unassigned deficit	(976,424)	(564,358)
TOTAL CAPITAL AND SURPLUS	802,695	702,713
TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$17,450,041	$18,202,294

See Notes to Statutory Financial Statements.

3

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

for the years ended December 31
(dollars in thousands)	2008	2007	2006

REVENUES
Premium and annuity considerations	$1,793,383	$2,288,333	$2,484,718
Consideration for supplementary contracts	6,108	4,505	6,204
Net investment income	982,508	1,015,844	945,904
Amortization of IMR	(251,013	(76,421)	281,742
Separate Accounts net (loss) gain from operations excluding unrealized gains or losses	(2,428)	45	3,522
Commissions and expense allowances on reinsurance ceded	(60,301)	134,961	152,037
Reserve adjustments on reinsurance ceded	-	282,207	-
Reserves received on reinsurance assumed	-	-	267,253
Other miscellaneous income	3,836	9,680	9,298
Total revenues	2,472,093	3,659,154	4,150,678

POLICY BENEFITS AND EXPENSES
Benefits:
Death	97,027	102,962	78,376
Annuity	630,592	592,760	510,452
Surrender benefits and other fund withdrawals	1,617,131	3,157,928	1,330,995
Payments on supplementary contracts with life contingencies and other benefits	9,384	10,529	9,624
Total benefits	2,354,134	3,864,179	1,929,447
(Decrease) increase in aggregate reserves-life, annuity and accident and health	(501,324)	(858,383)	1,601,166
Interest and adjustments on contract or deposit-type contract funds	31,373	35,584	59,436
Commissions (direct and reinsurance assumed)	316,487	460,999	505,398
General insurance expenses	151,202	131,307	139,029
Taxes, licenses, and fees	17,095	17,848	18,784
Change in loading on deferred and uncollected premiums	(7,976)	(6,233)	(4,378)
Reserve adjustments on reinsurance ceded	32,921	48,245	43,340
Reserve adjustment on bulk assumption reinsurance agreement	-	-	11,423
Net transfers to (from) Separate Accounts	10,652	3,656	-
Other expense	2,126	2,696	4,806
Total policy benefits and expenses	2,406,690	3,699,898	4,308,451
Gain (loss) from operations before dividends to policyholders and federal income tax	65,403	(40,744)	(157,773)
Dividends to policyholders	233	257	272
Gain (loss) from operations before federal income tax	65,170	(41,001)	(158,045)
Federal income tax (benefit) expense	(2,047)	360	170
INCOME (LOSS) FROM OPERATIONS	67,217	(41,361)	(158,215)

Net realized capital (loss) gain, net of applicable taxes
(2008, $0; 2007, $0; 2006, $0 and net of transfers to IMR
2008, $(416,552); 2007, $(159,899); 2006, $210,189)	(351,322)	(453)	(7,627)

NET LOSS	$(284,105)	$(41,814)	$(165,842)

See Notes to Statutory Financial Statements.

4

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
	Number		Paid-in and
for the years ended December 31	of	Common	Contributed	Segregated	Unassigned
(dollars in thousands, except for share data)	Shares	Stock	Surplus	Surplus	(Deficit)	Total
BALANCE AT DECEMBER 31, 2005	30,000	$3,000	$951,914	$2,766	$(264,129)	$693,551

Net loss	-	-	-	-	(165,842)	(165,842)
Change in net unrealized capital gains (losses)	-	-	-	-	15,563	15,563
Change in net deferred income tax	-	-	-	-	109,010	109,010
Change in nonadmitted assets and related items	-	-	-	-	(91,731)	(91,731)
Change in asset valuation reserve	-	-	-	-	(18,348)	(18,348)
Change in reserve due to change in valuation basis	-	-	-	-	(2,086)	(2,086)
Capital contribution	-	-	138,500	-	-	138,500
Reclassification of unamortized deferred ceding commission	-	-	-	63,866	(63,866)	-
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(5,743)	-	(5,743)
Change in liability for reinsurance in unauthorized companies	-	-	-	-	(24,924)	(24,924)
Miscellaneous	-	-	-	-	100	100
BALANCE AT DECEMBER 31, 2006	30,000	3,000	1,090,414	60,889	(506,253)	648,050

Net loss	-	-	-	-	(41,814)	(41,814)
Change in net unrealized capital gains (losses)	-	-	-	-	(8,922)	(8,922)
Change in net deferred income tax	-	-	-	-	(12,496)	(12,496)
Change in nonadmitted assets and related items	-	-	-	-	23,895	23,895
Change in asset valuation reserve	-	-	-	-	(8,998)	(8,998)
Change in reserve due to change in valuation basis	-	-	-	-	5,306	5,306
Capital contribution	-	-	1,000	-	-	1,000
Segregated surplus for ceding commission on coinsurance transactions	-	-	-	118,076	-	118,076
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(6,308)	-	(6,308)
Change in liability for reinsurance in unauthorized companies	-	-	-	-	24,924	24,924
Dividends paid to parent					(40,000)	(40,000)
BALANCE AT DECEMBER 31, 2007	30,000	3,000	1,091,414	172,657	(564,358)	702,713

Net loss	-	-	-	-	(284,105)	(284,105)
Change in net unrealized capital gains (losses)	-	-	-	-	(147,435)	(147,435)
Change in net deferred income tax	-	-	-	-	146,959	146,959
Change in nonadmitted assets and related items	-	-	-	-	(214,931)	(214,931)
Change in asset valuation reserve	-	-	-	-	93,984	93,984
Change in reserve due to change in valuation basis	-	-	-	-	(6,538)	(6,538)
Capital contribution	-	-	355,000	-	-	355,000
Segregated surplus for ceding commission
on reinsurance transaction	-	-	-	222,240	-	222,240
Amortization of segregated surplus for ceding commission on reinsurance transactions	-	-	-	(65,192)	-	(65,192)
BALANCE AT DECEMBER 31, 2008	30,000	$3,000	$1,446,414	$329,705	$(976,424)	$802,695

See Notes to Statutory Financial Statements.

5

OM FINANCIAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOW

for the years ended December 31
(dollars in thousands)	2008	2007	2006

CASH FROM OPERATIONS
Premiums collected net of reinsurance	$1,833,069	$2,293,951	$2,488,812
Net investment income	988,215	1,064,113	1,014,159
Miscellaneous income	69,493	378,603	379,595
Cash provided from revenues	2,890,777	3,736,667	3,882,566

Benefit and loss related payments	2,332,089	3,799,370	1,933,430
Commissions, expenses paid and aggregate write-in for deductions	437,812	639,959	642,892
Net Transfers to Separate Accounts	14,059	13,621	-
Dividends paid to policyholders	252	269	282
Federal income taxes recovered	(1,918)	(906)	(3,107)
Cash applied to general and other expenses	2,782,294	4,452,313	2,573,497

NET CASH PROVIDED (USED) BY OPERATIONS	108,483	(715,646)	1,309,069

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	4,374,898	7,610,501	7,899,927
Stocks	89,391	417,787	468,083
Mortgage loans	54	22,539	9,421
Other invested assets	4,631	1,377	61,255
Miscellaneous proceeds	(193,164)	32,058	465,811
Total investment proceeds	4,275,810	8,084,262	8,904,497

Cost of investments acquired:
Bonds	3,911,838	7,598,448	8,781,007
Stocks	135,140	365,714	422,635
Other invested assets	3,220	1,032	3,852
Miscellaneous applications	273,158	571,985	69,314
Total investments acquired	4,323,356	8,537,179	9,276,808
Net increase (decrease) in policy loans	3,382	2,029	(805)

NET CASH USED BY INVESTMENTS	(50,928)	(454,946)	(371,506)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Cash provided:
Paid-in contributions	130,000	1,000	115,500
Net (withdrawals) deposits on deposit-type contracts and
other insurance liabilities	(64,290)	(36,522)	21,886
Dividends to parent	-	(40,000)	-
Other net cash provided	41,718	175,589	122,458

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS SOURCES	107,428	100,067	259,844

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	164,983	(1,070,525)	1,197,407
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR	717,836	1,788,361	590,954
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR	$882,819	$717,836	$1,788,361

See Notes to Statutory Financial Statements.

6

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements include the accounts of OM Financial Life Insurance Company (f/k/a Fidelity and Guaranty Life Insurance Company), a Maryland domiciled life insurance company. Effective January 1, 2007, the Company changed its name to OM Financial Life Insurance Company (the "Company" or “OMFLIC”). Effective September 30, 2007, the Company and Americom Life & Annuity Company (“Americom”) merged into a single corporation with the Company the sole surviving corporation (the “Merger Transaction”). See Note 2 for a description of the Merger Transaction. The Company is a direct, wholly-owned subsidiary of Old Mutual U.S. Life Holdings, Inc. ("OMUSLH"), a Delaware corporation. Prior to December 31, 2008, OMUSLH was a wholly owned subsidiary of Old Mutual (US) Holdings, Inc. (“OMUSH”), which is a direct, wholly-owned subsidiary of OM Group (UK) Ltd. (“OMGUK”). On December 31, 2008, OMUSH sold 100% of OMUSLH’s voting stock to OMGUK. As a result, OMUSLH became a direct subsidiary of OMGUK after having previously been an indirect subsidiary of OMGUK (through OMUSH), and OMUSH was removed from the ownership chain of the Company. OMGUK is a direct, wholly owned subsidiary of Old Mutual plc of London, England ("OM"). Prior to June 30, 2006, all outstanding shares of the Company were owned by Omnia Life Insurance Company (“Omnia”), a Texas domiciled life insurance company and wholly owned subsidiary of OMUSLH. On June 30, 2006, Omnia declared an extraordinary dividend of all the outstanding shares of the Company to OMUSLH. Omnia was dissolved effective December 30, 2006.

(a) Business Concentration, Significant Risks and Uncertainties

The Company's primary business is the sale of individual life insurance products and annuities through independent agents, managing general agents, and specialty brokerage firms and in selected institutional markets. The Company’s principal products are deferred annuities (including fixed indexed annuities), immediate annuities and life insurance products. Premium revenues generated from fixed indexed annuity (“FIA”) products represented approximately 63%, 84% and 83% of total premium revenues in 2008, 2007 and 2006, respectively. The Company is licensed in forty-nine states and the District of Columbia and markets products in New York through its wholly owned subsidiary, OM Financial Life Insurance Company of New York (f/k/a Fidelity and Guaranty Life Insurance Company of New York) (“OMFLNY”), which is domiciled in New York.

Markets in the United States and elsewhere have experienced extreme volatility and disruption for more than twelve months, due largely to the stresses affecting the global banking system, which accelerated significantly in the second half of 2008. Like other life insurers, which face significant financial and capital markets risk in their operations, the Company has been adversely affected to a significant extent by these conditions. The Company is exposed to significant financial and capital markets risk, including changes in interest rates and credit spreads which have had a material adverse effect on the Company’s results of operations, financial condition and liquidity. As detailed in the following risk factors, the Company expects to continue to face significant challenges and uncertainties that could materially adversely affect the Company’s results of operations and financial condition.

The Company’s exposure to interest rate risk relates primarily to the market price and cash flow variability associated with changes in interest rates. A rise in interest rates, in the absence of other countervailing changes, will increase the net unrealized loss position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve month time period, certain of the Company’s products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the Company to liquidate assets in an unrealized loss position. During 2008, the Company increased its holdings of cash and short-term investments and plans to continue to increase such holdings in 2009 to mitigate this risk.

7

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Widening credit spreads have resulted in an increase in the unrealized losses in the Company’s investment portfolio and economic conditions have heightened additional impairment concerns. The evaluation of impairments is a quantitative and qualitative process, subject to risks and uncertainties, which is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or future recovery prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. For securitized financial assets with contractual cash flows, the Company currently uses its best estimate of cash flows over the life of the security employing assumptions the Company believes are reasonably market consistent. In addition, estimating future cash flows includes incorporating information received from third party sources and making internal assumptions and judgments regarding the future performance of the underlying collateral and assessing whether an adverse change in future cash flows has occurred or is likely to occur. The determination of the amount of other than temporary impairments is based upon the Company’s quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. During the year ended December 31, 2008, the Company concluded that certain securities were other than temporarily impaired and, therefore, recognized impairment losses of $395,942. It is at least reasonably possible that additional impairments may need to be taken in the future, which could have a material adverse effect on the Company’s results of operations and financial condition. The Company plans to reduce its new premium volume and cut expenses in 2009 in order to reduce the strain on capital in response to these risks.

The Company’s investment portfolio includes investments in the financial services sector and structured securities, including non-agency residential mortgage-backed and commercial mortgage-backed securities. The financial services sector has experienced increased non-performance and defaults recently. Structured securities are facing increased pressures as a result of the recessionary economic environment. Further non-performance or defaults could have a material adverse effect on the Company’s results of operations, financial condition and cash flows. In addition, the value of the Company’s investments in hybrid securities, perpetual preferred securities, and other equity securities in the financial services sector may be significantly impaired if the issuers of such securities defer the payment of optional coupons or dividends, are forced to accept government support or intervention, or grant majority equity stakes to their respective governments.

(b) Basis of presentation

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Since the State of Maryland does not specifically prescribe by law or regulation reserving methodology for universal life policies or group annuities, the Company follows National Association of Insurance Commissioners (“NAIC”) reserving practices. These practices are as follows:

8

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Universal Life: For older generation universal life policies, the full account value is held as a reserve. For newer generation universal life policies, reserves are held based on a calculation according to the NAIC UL Model Regulation. The reserves calculated according to the NAIC UL Model Regulation equal the account value at the end of the surrender charge period which varies from 8 to 15 years.

Group Annuities: Many of the group annuities are used to fund qualified pension and/or profit sharing plans; for these annuities, the funds are not allocated to individual participants. The full account value is held as the reserve for these annuities. For the group annuities where the funds and/or benefits are allocated to the individual certificate holder, reserves are calculated according to the laws prescribed for individual annuities.

These financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Maryland Insurance Administration (“MIA”). There are no material differences between these financial statements and the statutory accounting practices of the NAIC. These practices vary in certain respects from U.S. generally accepted accounting principles (“GAAP”) and the variances are presumed to be material. The more significant variances from GAAP are as follows:

•

In the statutory statements of admitted assets, liabilities, and capital and surplus, fair values of certain investments in bonds, unaffiliated preferred and common stocks are based on values specified by the NAIC, rather than on actual or estimated fair values. For GAAP, such investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of accumulated other comprehensive income in shareholders’ equity net of certain adjustments for those designated as available-for-sale.

•

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

•

Certain policy reserves are calculated using statutory limitations on interest and mortality assumptions rather than on estimated expected experience or actual account balances as is required under GAAP.

•

Deferred federal income tax assets, net of deferred tax liabilities, arising from the differences between the financial statement and the tax bases of assets and liabilities are computed at the Company’s current enacted tax rate. The net assets are limited based on admissibility tests in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 10 “Income Taxes” and are recorded directly in unassigned deficit. Deferred income tax expense is recorded in operations under GAAP.

9

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

•

Certain assets are designated as "nonadmitted" under statutory accounting practices. These assets include certain agents' debit balances, capitalized software, prepaid expenses, negative interest maintenance reserve (“IMR”) and deferred tax assets. Nonadmitted assets are excluded from the statutory-basis balance sheet and are charged directly to unassigned deficit.

•	The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
•

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on fixed maturity investments, principally bonds, preferred stocks, surplus debentures and mortgage loans, attributable to changes in the general level of interest rates. The Company amortizes those deferrals over the remaining period to expected maturity based on groupings of the individual securities. The groupings are done in five-year bands. That net deferral is reported as the IMR in the accompanying statutory statements of admitted assets, liabilities, and capital and surplus. A negative IMR is reported as a nonadmitted asset. Realized gains and losses are reported in income net of tax and net of transfers to the IMR. Capital gain taxes are capitalized into IMR based on a methodology wherein tax operating losses are offset against tax capital gains prior to calculating capital gain taxes. This method follows an actual tax return methodology approach and is applied on a standalone company level. Under GAAP, realized gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold or when there has been a decline in value deemed other than temporary. The asset valuation reserve ("AVR") is computed in accordance with an NAIC prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The asset valuation reserve is reported as a liability. Under GAAP, an asset valuation reserve is not established.

•	Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as is required under GAAP.
•

Revenues for universal life insurance and investment products, except those that do not incorporate mortality or morbidity risk, consist of the entire premium received and benefits represent the death and surrender benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

•

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by the MIA to assume such business. Changes to those amounts are credited or charged to unassigned deficit. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

•

Cash and short-term investments in the statement of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

•

Unrealized gains/losses on derivative instruments not qualifying for hedge accounting are recorded as a surplus adjustment. Under GAAP, such unrealized gains/losses are reflected in the results of operations.

10

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

(c) Investments

Statement values:

Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are carried at amortized cost using the interest method, except for those bonds deemed to be other than temporarily impaired and those bonds rated NAIC 6, which are carried at the lower of cost or fair value. Bonds deemed to be other-than-temporarily impaired are written down to estimated fair value except for loan-backed and structured securities which are written down to the amount of the undiscounted estimated future cash flows. Anticipated prepayments for loan-backed bonds and structured securities are considered when determining the accretion of discount or amortization of premium for these securities. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method with the exception of loaned-backed and structured securities where the yield has become negative. These securities are accounted for using the prospective method. Prepayment assumptions are obtained from dealer survey values and are consistent with the current interest rate and economic environment.

Preferred stocks are reported at amortized cost, except for those preferred stocks rated NAIC 4 or lower, which are carried at the lower of amortized cost or fair value, or those preferred stocks deemed to be other-than-temporarily impaired which are written down to estimated fair value. Common stocks of unaffiliated companies are reported at year-end fair value as determined by the NAIC Securities Valuation Office (“SVO”).

OMFLNY, the Company's insurance subsidiary is reported based upon the audited equity in the underlying statutory net assets, and the Company's noninsurance subsidiaries are reported based upon the audited GAAP equity in the net assets adjusted to a statutory basis.

Short-term investments are carried at amortized cost, which approximates fair value and include investments with maturities of less than one year at the date of acquisition. Mortgage loans and policy loans are reported at unpaid principal balances. There were no allowances for loan losses as of December 31, 2008 and 2007.

Surplus debentures are carried principally at amortized cost using the interest method, except for those with an NAIC rating less than 1. Surplus debentures with an NAIC rating less than 1 are valued (1) at outstanding face value when the notes were issued by a reporting entity whose capital and surplus is greater than or equal to the greater of 5% of its admitted assets or $6,000 or (2) by applying a “statement factor” to the outstanding face amount of the surplus notes when the notes were issued by a reporting entity when capital and surplus is less than or equal to the greater of 5% of its admitted assets or $6,000.

The Company deems a security to be other-than-temporarily impaired if the security was ever rated an NAIC 6, is in default of principal and/or interest or it is probable that the security will default on contractual principal or interest payments. Additionally, loan-backed and structured securities are deemed impaired if the undiscounted estimated future cash flows are less than the current book value. Further, for securities with interest related impairments expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of the securities to recover prior to the expected date of sale. The Company reviews the investment portfolio for other-than-temporarily impaired securities each quarter.

11

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The statement value of the mortgage loans, limited partnerships and joint venture investments are periodically evaluated and adjusted for any perceived impairment in value that is determined to be other than temporary. The amount of such write-down is charged directly to operations. A mortgage loan is determined to be other than temporarily impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Limited partnership and joint venture investments are determined to be other than temporarily impaired if it is probable that the Company will be unable to recover the carrying amount of its investment or there is evidence indicating that the partnership or joint venture will not be able to sustain earnings which justify the carrying amount of the investment. No material losses were recognized in 2008, 2007 or 2006 on mortgage loans, limited partnership investments or joint venture investments that were deemed to be other than temporarily impaired.

The Company uses static and dynamic hedging strategies to hedge the equity linked liability underlying its FIA products. Exchange traded equity indexed and volatility linked futures and options and over the counter variance swaps and options are used to hedge market exposures of the liabilities with the objective of offsetting fair value changes. The indices underlying the futures, swaps and options are the same indices referenced by the FIAs. The futures, swaps and options are matched to the liabilities with respect to equity index movements frequently.  Other market exposures are hedged periodically depending on market conditions and the Company’s risk tolerance.  Static and dynamic hedging exposes the Company to the risk that unhedged market exposures result in divergence between changes in the fair value of the liabilities and the hedging assets. The Company uses a variety of techniques including direct estimation of market sensitivities and value-at-risk to monitor this risk daily. The Company intends to continue to adjust the strategy as market conditions and the Company’s risk tolerance change.

The Company may use interest rate swaptions to economically hedge the liability underlying multi-year guarantee annuities (“MYGAs”). Over-the-counter swaptions are used to hedge the changes to the fair value of MYGAs due to interest rate movements and changes in expected lapses. In 2006, exchange traded Treasury bond futures were used to hedge the changes to the fair value of MYGAs due to interest rate movements and changes in expected lapses.

The Company also uses credit replication swaps to effectively diversify and add corporate credit exposure to its investment portfolio and manage asset/liability duration mismatches. The economic risk and return characteristics match that of a BBB rated corporate bond portfolio.

Options, swaptions, swaps and futures contracts are valued at fair value. Changes in the fair value of these derivative instruments are reflected in surplus as unrealized gains and losses. Realized gains or losses on derivative instruments are included in the Interest Maintenance Reserve and amortized into income over the remaining duration of the derivative contract. Long option and swaption positions are included in invested assets. Short option positions and swaps are included in liabilities. Initial and variation margins on futures contracts are included in cash at December 31, 2008 and in short-term investments at December 31, 2007.

Cash requirements for futures contracts include the initial and variation margin requirements on open futures contracts.

12

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The derivative instruments used by the Company expose the Company to potential credit loss in the event of nonperformance by counterparties. The amount of exposure is the fair value for such agreement with each counterparty if the fair value is in the Company’s favor. The credit risk associated with these agreements is minimized by purchasing agreements from counterparties with NAIC designations of “1” and, for certain counterparties, through the utilization of International Swap and Derivatives Association, Inc. agreements with the accompanying bi-lateral Credit Support Annexes which may require the counterparty or the Company to post collateral if the fair value of the derivative is in the other party’s favor. At December 31, 2008 and 2007, the total exposure for options and swaptions owned was $25,955 and $20,998 and the maximum exposure with any individual counterparty was $15,906 and $8,819, respectively. The total notional amount of the options and swaptions held at December 31, 2008 and 2007 was $6,309,048 and $837,345, respectively. The notional amount of the swap held was $50,000 at December 31, 2008 and 2007 with a potential exposure of $466 in 2008 and $529 in 2007. The Company had posted collateral totaling $3,584 and $8,930 for the swaps at December 31, 2008 and 2007, respectively. The Company had 880 and 16,973 open futures contracts with a potential exposure of $5,420 and $104,673 at December 31, 2008 and 2007, respectively.

Investment income:

Interest on fixed maturities, except those in default, is recorded as investment income when it is earned and is adjusted for any amortization of premium or accretion of discount. Dividends are recorded as income on ex-dividend dates for common and preferred stock held on the day before the ex-dividend dates. Interest income from mortgage loans is recorded as earned, except on loans in foreclosure or where collection is uncertain. Interest income is recorded upon receipt for mortgage loans in foreclosure or where collection is uncertain. Interest on policy loans is recorded as investment income when earned. Realized gains and losses are determined on the trade date using the specific identification method.

(d) Aggregate reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified limits on interest rates that vary between 0.0% and 14.5%. The valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the MIA or the NAIC.

During 2008, the Company changed the method used to determine the maximum valuation interest rate for flexible premium deferred annuities with cash settlement options to consider interest rate guarantees on future considerations when determining the maximum valuation interest rate. Prior to 2008, the maximum valuation interest rate was determined without considering interest rate guarantees on future considerations. This change from one acceptable method to another acceptable method increased the reserves for certain of the Company’s flexible premium deferred annuity policies at the beginning of 2008 by $6,538. This change in reserve method meets the definition of a change in accounting principle in accordance with SSAP No. 51 and is reflected as a net adjustment to beginning surplus of $6,538 in accordance with SSAP No. 3.

13

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

During 2006, the Company changed two of its valuation methods. In both instances, the Company changed from one acceptable valuation method to another acceptable valuation method. The first method change increased the reserves for the return of premium benefit on certain of the Company’s term life insurance policies at the beginning of 2006 by $99,231. The Company moved to the net level reserve method for this benefit from the Commissioners Reserve Valuation Method (“CRVM”) which it had used prior to 2006. Under the CRVM method, a very low reserve is provided during the early years of a policy and then the reserve increases dramatically in the last few years of the policy. The net level reserve method produces a reserve which grows proportionally over the policy term. The second method change, which was approved by the MIA, decreased reserves for the Company’s FIA policies and deferred annuity policies at the beginning of 2006 by $97,146. The Company moved from the continuous method of discounting policy benefit payments from the beginning of each policy year which it had used prior to 2006 to the curtate method which discounts policy benefit payments from the end of each policy year. The curtate method produces a lower reserve liability since the surrender charge decreases and the surrender value increases at the beginning of each policy year. These changes in reserve methods meet the definition of a change in accounting principle in accordance with SSAP No. 51 and are reflected as a net adjustment to beginning surplus of $2,086 in accordance with SSAP No. 3.

After completion of the Merger Transaction on September 30, 2007, the Company began using the curtate valuation method to calculate reserves for Americom’s FIA policies and deferred annuity policies. Americom had used the continuous method of discounting policy benefit payments prior to the merger. This change in reserve method decreased the reserves for Americom’s annuity business by $5,306 which has been reflected as an adjustment to beginning surplus in accordance with SSAP No. 3.

The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insured’s and returns any portion of the premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

The extra reserve for table rated extra premiums on permanent insurance is based on the extra premium and the year of issue of the contract. Factors varying from 0.20 for the first policy year to 6.64 for the twentieth policy year are applied to the premium. The extra reserves secured in this manner are approximately equivalent to the additional reserves needed for substandard mortality and are assumed to represent the increased mortality of the substandard risks. The extra reserve liability for table rated extra premiums on term insurance and for flat extra premiums on all insurance is taken as one-half of the extra annual premium for the insurance in force with these extra premiums. This is done on the assumption that the risks covered by the extra premium will have extra mortality that remains constant or decreases with increases in attained age.

At December 31, 2008 and 2007, the Company had $21,185,815 and $30,342,302, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the MIA. Reserves to cover the deficiency on the above insurance in force totaled $353,010 and $344,551 at December 31, 2008 and 2007, respectively.

14

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost for life insurance products have been determined by formula. These amounts for annuity products have been determined from the basic data for the calculation of policy reserves. The Tabular Interest on funds not involving life contingencies for each valuation rate of interest is approximated based on cash flow interest credits as well as valuation rate of interest held at the beginning and end of the year of valuation. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company are generally equal to fund balances.

(e) Recognition of premium revenues and related expenses

All premium and annuity considerations are recognized as revenue over the premium paying period except amounts received on contracts that do not incorporate mortality or morbidity risk. These premiums are recorded directly to a liability account. Expenses, including commissions and other acquisition, maintenance, and settlement costs are charged to operations as incurred. Commissions and other acquisition costs, together with required additions to reserves, generally exceed the amount of the premium in the year that a policy is written.

(f) Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts. Premiums and claims and claim adjustment expenses for the Company’s insurance products are reported net of amounts ceded to other companies.

A liability is provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of Maryland. Changes in this liability are reported directly in unassigned deficit.

(g) Policy and contract claims

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for claims that have been reported to the insurer and claims related to insured events that have occurred but that have not been reported to the insurer.

(h) Separate Accounts and Federal Home Loan Bank of Atlanta Agreements

The separate accounts of the Company primarily represent funds related to funding agreements that have been issued to the Federal Home Loan Bank of Atlanta (“FHLB”). In 2003, the Company became a member of the FHLB and MIA approved the Company’s Plan of Operation for a Separate Account to be used as a funding medium for single premium funding agreements issued by the Company to the FHLB. The FHLB Separate Account was established pursuant to Sections 16-113 and 5-512(d), (g), (h), (i), (j) and (k) of the Insurance Article of the Annotated Code of Maryland. The MIA also approved the form of the funding agreements to be issued to the FHLB.

15

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Funding agreements were issued to the FHLB in 2003, 2004 and 2005. The funding agreements (i.e., immediate annuity contracts without life contingencies) provide a guaranteed stream of payments. Single premiums were received at the initiation of the funding agreements and were in the form of advances from the FHLB. Payments under the funding agreements extend through 2022. Reserves are based on the present value of the income payments and are calculated in accordance with Actuarial Guideline IX. The valuation interest rate, in accordance with the Standard Valuation law, is derived from the issue year method and a guarantee duration equal to the number of years from issue to the date the first payment begins. The reserves for the funding agreement are reported in the Separate Account and totaled $315,304 and $424,425 at December 31, 2008 and 2007, respectively.

In accordance with the FHLB Separate Account Plan of Operation, the assets supporting the funding agreement liabilities are held in the FHLB Separate Account at amortized cost. All of the FHLB Separate Account assets are pledged as collateral to secure the FHLB funding agreement liabilities. The FHLB Separate Account assets had a book/adjusted carrying value of $393,401 and a fair value of $401,029 at December 31, 2008 and a book/adjusted carrying value of $501,087 and a fair value of $499,477 at December 31, 2007.

At December 31, 2008 and 2007, the Company owned 408,747 shares and 447,226 shares, respectively, of FHLB Atlanta common stock. The stock had a book/adjusted carrying value, which is equal to cost, of $40,875 and $44,723 at December 31, 2008 and 2007, respectively.

The Company also issues deferred variable annuity contracts with life contingencies and certain other guarantees through the Company’s Old Mutual Financial Network Separate Account VA (“Separate Account VA”). The net investment experience of the Separate Account VA is credited directly to the policyholders and can be positive or negative. At December 31, 2008 and 2007, the general account of the Company had investments of $95 and $103, respectively, in the mutual funds held in the Company’s Separate Account VA. These investments are classified as other assets in the Company’s statement of admitted assets, liabilities and capital and surplus.

At December 31, 2008 and 2007, $13,372 and $9,966, respectively, was receivable from the separate accounts. These receivables are classified as a reduction of the general account liabilities in accordance with SSAP No. 56 “Separate Accounts“. The separate accounts of the Company include reserves for contracts that are calculated on a basis consistent with the general account reserves.

(i) Taxes

The Company was part of a consolidated group consisting of Omnia, Americom, OMFLNY and the Company (the “Life Group”), which filed a consolidated federal income tax return for the short taxable year beginning January 1, 2006 and ending June 30, 2006. This consolidated group terminated effective June 30, 2006, when common parent Omnia distributed the stock of its subsidiaries, Americom and the Company, to its parent, OMUSLH. The companies filed separate short taxable year federal tax returns for the period from July 1, 2006 through December 31, 2006, with the Company and OMFLNY filing as a two-member consolidated group. The Company filed or will file a life/non-life consolidated federal income tax return for 2007 and 2008 with OMFLNY, as  the  Life  Subgroup,  and  the  U.S. non-life insurance companies  owned  by  OMUSH.  No  limitations will be

16

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 1: BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

placed on the sharing of net operating losses, tax credits, or capital losses among the life insurance companies as a result of these transactions. As a result of the change in the ownership chain of the Company and OMFLNY as described in Note 1, the Company and OMFLNY will not be eligible to participate in future life/non-life consolidated filings with OMUSH and its subsidiaries.

The Company is party to a tax sharing agreement with OMUSH, OMFLNY and various affiliated U.S. non-life insurance companies eligible to file a consolidated federal income tax return for the 2007 and 2008 tax years. The agreement provides for an allocation based on separate return calculations and allows for reimbursement of company tax benefits absorbed by other members.

(j) New accounting principles

In November 2008, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 – Loan-backed and Structured Securities”, with an effective date of January 1, 2009 with early adoption permitted. SSAP No. 98 requires that loan-backed and structured securities be written down to fair value when the decline in value is other than temporary (i.e., discounted estimated future cash flows are less than the current book value). In April 2009, the NAIC announced that the effective date of SSAP No. 98 has been deferred to September 30, 2009, with early adoption permitted. The Company intends to adopt SSAP No. 98 on its ultimate effective date. Had the Company adopted SSAP No. 98 on January 1, 2009, the Company would have recognized additional impairment losses on certain loan-backed and structured securities in the range of approximately $22,000 to $74,000 as a result of determining impairment based on fair value rather than undiscounted cash flows as required by SSAP No. 43. The ultimate impact of the adoption of SSAP No. 98 may be more or less than the amounts in this range.

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-than-temporary Impairment”, with an effective date of January 1, 2009, with early adoption permitted. SSAP 99 requires that an other-than-temporarily impaired security be accounted for as if the security had been purchased on the measurement date of the other-than-temporary impairment. The fair value of the security on the measurement date becomes the new cost basis of the security which is not adjusted for subsequent recoveries in fair value. The discount or reduced premium recorded for the security, based on the new cost basis, is amortized over the remaining life of the security in the prospective manner based on the amount and timing of future estimated cash flows. The adoption of SSAP No. 99 is not expected to have a material impact on the Company’s financial condition or results of operations.

NOTE 2: BUSINESS COMBINATION – STATUTORY MERGER

The Company and Americom, an affiliated life insurance company domiciled in Texas, entered into an Agreement and Plan of Merger (the “Merger Agreement”) in June 2007. Under the Merger Agreement, the Company and Americom merged into a single corporation effective September 30, 2007 (the “Merger Transaction”). The Company is the sole surviving corporation. All of Americom’s issued and outstanding shares of common stock have been cancelled. Americom was also a wholly-owned subsidiary of OMUSLH. Therefore, no additional shares of the Company’s common stock were issued as a result of the Merger Transaction.

17

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 2: BUSINESS COMBINATION – STATUTORY MERGER (CONTINUED)

The Merger Transaction has been accounted for using the statutory merger method. Effective September 30, 2007, the recorded assets, liabilities, and related surplus accounts of Americom have been carried forward to the Company at their recorded statutory amounts. The capital accounts of Americom have been transferred to the gross paid-in and contributed surplus account of the Company. The income and loss of the Company and Americom have been combined for the nine months ended September 30, 2007. Amounts in the Company’s financial statements have been restated as if the merger had occurred as of December 31, 2005.

Prior to the Merger Transaction on September 30, 2007, the Company had unaudited total admitted assets of $18,040,715, total liabilities of $17,489,477, and total capital and surplus of $551,238. The Company had unaudited revenue of $2,897,574, a net loss of $50,314 and other net decreases in capital and surplus of $28,209 for the nine months ended September 30, 2007 and prior to the Merger Transaction. Prior to the Merger Transaction on September 30, 2007, Americom had unaudited total admitted assets of $518,522, total liabilities of $502,924, and total capital and surplus of $15,598. Americom had unaudited revenue of $95,875, a net loss of $3,092 and other net increases in capital and surplus of $402 for the nine months ended September 30, 2007 and prior to the Merger Transaction.

At December 31, 2006, prior to the merger, the Company had total capital and surplus of $629,761. The Company had revenue of $3,964,622, a net loss of $163,626, and other net increases in capital and surplus of $117,279 for the year ended December 31, 2006. At December 31, 2006, Americom had total capital and surplus of $18,289. Americom had revenue of $239,093, a net loss of $8,924, and other net increases in capital and surplus of $9,770 for the year ended December 31, 2006.

18

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS

(a) Components of net investment income are as follows:

For the years ended December 31	2008	2007	2006

Income:
Interest on bonds	$863,058	$881,738	$813,446
Preferred stock dividends	102,659	85,145	94,813
Surplus debentures	6,686	6,740	10,712
Interest on short-term investments	13,754	58,878	34,657
Mortgage loan interest	118	887	2,554
Other, net	10,939	5,353	14,284
Gross investment income	997,214	1,038,741	970,466
Expenses	14,706	22,897	24,562
Net investment income	$982,508	$1,015,844	$945,904

b) Components of net realized capital gains (losses) are as follows:

For the years ended December 31	2008	2007	2006

Bonds	$(289,708)	$(71,907)	$(47,855)
Preferred stocks	(223,532)	3,548	(1,061)
Derivative financial instruments	(254,924)	(92,526)	250,308
Common stocks	16	(53)	962
Cash or cash equivalents	274	489	(27)
Other invested assets	-	97	235
Net realized capital gains (losses) before deferral to IMR	(767,874)	(160,352)	202,562
Net gains (losses) deferred to IMR	(416,552)	(159,899)	210,189
Net realized capital losses	$(351,322)	$(453)	$(7,627)

19

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(c) Carrying amount and fair value of bonds, surplus debentures, and preferred and common stocks are as follows:
	Carrying	Gross Unrealized		Fair
	Amount	Gains	Losses	Value

At December 31, 2008
U.S. Government	$117,334	$23,065	$3	$140,396
Foreign government	1,729	551	-	2,280
States & political subdivisions	78,025	167	2,454	75,738
Special revenue & special assessment	870,246	23,001	2,624	890,623
Public utilities	1,020,156	2,977	144,441	878,692
Industrial and miscellaneous	11,617,616	103,294	2,299,217	9,421,693
Credit tenant loans	99,557	7,762	-	107,319
Affiliated bonds	90,000	-	-	90,000
Total bonds	$13,894,663	$160,817	$2,448,739	$11,606,741

Preferred stocks-unaffiliated	$1,302,418	$192	$489,163	$813,447

Common stocks-unaffiliated	$40,875	$-	$-	$40,875

Surplus debentures	$107,194	$2,737	$12,129	$97,802

At December 31, 2007
U.S. Government	$432,402	$7,829	$1,459	$438,772
Foreign government	35,430	5,842	34	41,238
States & political subdivisions	20,825	256	213	20,868
Special revenue & special assessment	695,015	6,024	6,620	694,419
Public utilities	1,167,281	14,243	37,769	1,143,755
Industrial and miscellaneous	12,268,485	174,633	343,657	12,099,461
Credit tenant loans	99,510	13,451	-	112,961
Affiliated bonds	90,000	-	-	90,000
Total bonds	$14,808,948	$222,278	$389,752	$14,641,474

Preferred stocks-unaffiliated	$1,333,887	$9,555	$108,683	$1,234,759

Common stocks-unaffiliated	$44,737	$-	$-	$44,737

Surplus debentures	$107,755	$1,095	$1,689	$107,161

20

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(d) As part of the Company’s ongoing securities monitoring process by a committee of investment and accounting professionals, the Company identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. See note 1 for the Company’s accounting policy for other than temporarily impaired investment assets. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, management’s intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in fair value, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2008. The following tables present the Company’s unrealized loss aging by investment type and length of time the security was in a continuous unrealized loss position.

Less than 12 months		12 months or more			Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
At December 31, 2008
U.S. Government	$-	$-	710	$3	$710	$3
States & political subdivisions	58,398	1,961	4,442	493	62,840	2,454
Special revenue & special assessment	52,635	1,771	45,483	853	98,118	2,624
Public utilities	335,923	47,322	501,038	97,119	836,961	144,441
Industrial and miscellaneous	4,145,112	917,793	3,665,291	1,381,424	7,810,403	2,299,217
Total Bonds	$4,592,068	$968,847	$4,216,964	$1,479,892	$8,809,032	$2,448,739
Preferred stocks-unaffiliated	$162,813	$82,621	$638,215	$406,542	$801,028	$489,163
Surplus debentures	$25,184	$1,964	$32,832	$10,165	$58,016	$12,129
Total temporarily impaired securities	$4,780,065	$1,053,432	$4,888,011	$1,896,599	$9,668,076	$2,950,031

21

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

Less than 12 months			12 months or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
At December 31, 2007
U.S. Government	$135,618	$1,431	$1,265	$28	$136,883	$1,459
Foreign government	-	-	4,685	34	4,685	34
States & political subdivisions	105	-	9,912	213	10,017	213
Special revenue & special assessment	4,697	962	280,487	5,658	285,184	6,620
Public utilities	174,447	2,416	449,050	35,353	623,497	37,769
Industrial and miscellaneous	2,823,132	180,112	3,324,910	163,545	6,148,042	343,657
Total Bonds	$3,137,999	$184,921	$4,070,309	$204,831	$7,208,308	$389,752
Preferred stocks-unaffiliated	$454,495	$52,924	$509,159	$55,759	$963,654	$108,683
Surplus debentures	$20,522	$100	$39,850	$1,589	$60,372	$1,689
Total temporarily impaired securities	$3,613,016	$237,945	$4,619,318	$262,179	$8,232,334	$500,124

At December 31, 2008, securities in an unrealized loss position, comprised of 1,160 securities, were primarily concentrated in investment grade corporate debt instruments and structured/hybrid securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and financial services sector securities. The increase in unrealized losses was largely the result of credit spread widening primarily due to the continued deterioration in the U.S. housing market, tightened lending conditions and the market’s flight to quality securities, as well as, the U.S. recession and a declining global economy.

At December 31, 2008, 61% of securities in an unrealized loss position were depressed less than 20% of amortized cost. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy and the Company’s intent to retain these investments for a period of time sufficient to allow for recovery in value, the Company has determined that these securities are temporarily impaired.

The following tables present the Company’s unrealized loss aging, by length of time the security was in a continuous greater than 20% unrealized loss position.

	12/31/2008			12/31/2007
Consecutive Months	Carrying Amount	Fair Value	Unrealized Losses	Carrying Amount	Fair Value	Unrealized Losses
Six months or less	$436,930	$310,689	$(126,241)	$28,266	$21,935	$(6,331)
Six to twelve months	2,083,011	1,287,818	(795,193)	241,139	168,740	(72,399)
Greater than 12 months	3,757,516	2,322,930	(1,434,586)	104,028	76,307	(27,721)
Grand Total	$6,277,457	$3,921,437	$(2,356,020)	$373,433	$266,982	$(106,451)

22

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

The majority of the securities depressed over 20% for six consecutive months or greater in the tables above primarily relate to financial service sector securities and structured securities. Financial services sector securities that include corporate bonds, as well as preferred equity issued by large high quality financial institutions that are lower in the capital structure and, as a result have incurred greater price depressions. Based upon the Company’s analysis of these securities and current macroeconomic conditions, the Company expects these securities within to pay in accordance with their contractual obligations and, therefore, has determined that these securities are temporarily impaired as of December 31, 2008. Structured securities primarily are RMBS issues, including sub-prime and Alternative A-paper (“Alt-A”) mortgage loans and CMBS securities. Based upon the Company’s cash flow modeling, which on an undiscounted basis shows recovery of amortized cost, and the Company’s assertion of its ability and intent to retain the securities until recovery, it has been determined that these securities are temporarily impaired as of December 31, 2008.

e) Carrying amount and fair value by contractual maturity of bonds at December 31, 2008 are as follows:

	Carrying	Fair
	Amount	Value
Maturing in:
2009	$140,929	$140,568
2010 through 2013	1,361,128	1,242,568
2014 through 2018	3,330,971	2,834,290
After 2018	5,424,738	4,400,539
Subtotal	10,257,766	8,617,965
Mortgage-backed securities	2,640,823	2,229,720
Asset-backed securities	996,074	759,056
Total	$13,894,663	$11,606,741

Expected maturities may differ from contractual maturities because certain borrowers may have the right to call or prepay their obligations with or without prepayment penalties.

Surplus debentures with a fair value of $97,316 mature subsequent to 2018 and $486 matures in the period 2014 through 2018.

(f) Proceeds from the sale of bonds

Proceeds from the sale of bonds totaled $4,373,288 in 2008, $5,645,444 in 2007 and $6,818,342 in 2006. Gross gains on the sale of bonds totaled $66,878 in 2008, $58,660 in 2007 and $63,741 in 2006; gross losses totaled $156,763 in 2008, $68,478 in 2007 and $112,785 in 2006.Net realized (losses) gains after tax of $(416,552), $(159,899) and $210,189 were transferred to the IMR in 2008, 2007 and 2006, respectively. The realized gains and losses transferred to the IMR are from all disposal types (sales, paydowns, maturities, etc.) and, in certain instances, include other-than-temporary impairment losses.

23

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(g) Other than temporary impairments

For the years ended December 31, 2008 and 2007, the Company recognized losses totaling $356,053 and $53,140, respectively, related to bonds and preferred stocks which experienced other than temporary impairments and had a carrying value of $495,250 and $98,701 and a fair value of $139,197 and $45,561, respectively, at the time of impairment. The Company recognized impairments on these bonds and preferred stocks due to declines in the financial condition and short term prospects of the issuers. During 2008 and 2007, the Company also recognized losses totaling $39,889 and $10,904, respectively, related to structured securities to which the yield had become negative. These structured securities had a carrying value of $107,102 and $23,757 and estimated undiscounted cash flows of $67,213 and $12,853, respectively, at the time of impairment. For the year ended December 31, 2006, the Company did not recognize any material losses on bonds, preferred stocks, common stocks, surplus debentures or other invested assets that were other than temporarily impaired.

(h) Bonds on deposit

Cash and bonds on deposit with state insurance departments or reinsurers to satisfy regulatory requirements or contract terms had a fair value of $14,078 and $13,714 at December 31, 2008 and 2007, respectively.

(i) Securities lending

The Company terminated the securities lending program in which it participated in September 2008. Under the program, the Company lent securities to brokers to cover short sales and failed transactions. The loaned securities remained assets of the Company and were not removed from the accounting records. The Company received collateral, primarily cash, in the amount of 102% of the loaned amount as part of the lending agreement. The collateral was deposited directly into a unit-trust account of the trustee and was not available for general use by the Company and therefore was not recorded as an asset and a corresponding liability. The collateral was adjusted based on changes in the market value of the loaned security. No securities were on loan at December 31, 2008 due to the termination of the program. At December 31, 2007, the Company had loaned out to other entities securities with a carrying value of $27,669 and a fair value of $26,651. The collateral held by the Company had a market value of $27,385 at December 31, 2007. The average balances of securities loaned out during 2008, 2007 and 2006 were $569,687, $763,221 and $874,960, respectively.

(j) Concentration of credit risk

The Company held investments exposed to subprime mortgage risk with a carrying value totaling $553,869 and $636,297 or 3.4% and 3.7% of cash and invested assets at December 31, 2008 and 2007, respectively. The actual cost, fair value and net unrealized loss related to these investments was $552,201, $368,496 and $185,373, respectively, at December 31, 2008. The actual cost, fair value and net unrealized loss related to these investments was $634,732, $607,330 and $28,967, respectively, at December 31, 2007. The Company did not have any direct exposure to subprime mortgages loans during 2008 and 2007. The Company recognized other than temporary impairment losses on investments exposed to subprime mortgage risk of $20,411 during 2008. The Company did not recognize any other than temporary impairment losses on investments exposed to subprime mortgage risk in 2007 or 2006.

24

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

The Company defines exposure to subprime mortgage risk using market accepted guidelines on FICO scores and documentation. The evaluation of securities includes reviewing the quality of the servicer, pool specific statistics, the position of the security within the trust holding the mortgages and the credit enhancement available to protect the principal value of the security being evaluated. Risk exposure associated with subprime market fluctuation and cash flow deterioration is managed by actively monitoring securities in the asset-backed securities (“ABS”) sector. The decision to sell a security and realize the loss or hold the security and recognize an other-than-temporary impairment loss is dependent upon the active monitoring of the portfolio.

The Company also held investments exposed to risk from monoline insurers with a carrying value totaling $563,004 and $525,872 or 3.4% and 3.1% of cash and invested assets at December 31, 2008 and 2007, respectively. The investments had a fair value of $431,922 and $502,010 at December 31, 2008 and 2007, respectively. The Company recognized other than temporary impairment losses on investments exposed to risk from monoline insurers of $22,007 during 2008 and $11,377 during 2007. The Company did not recognize any other than temporary impairment losses on investments exposed to risk from monoline insurers in 2006.

At December 31, 2008 and 2007, the Company held non-investment grade bonds with a carrying value totaling $482,656 or 2.9% and $317,171 or 1.8%, respectively, of cash and invested assets. These noninvestment grade bond holdings are widely diversified and have produced results consistent with the Company’s investment strategy. These noninvestment grade bond holdings had a fair value at December 31, 2008 and 2007 of $299,085 and $281,469, respectively.

The Company’s investments in mortgage loans principally involve commercial real estate. Mortgage loans consist of first mortgage liens on completed income-producing properties. The outstanding principal balance on any individual property does not exceed $626 and $653 at December 31, 2008 and 2007, respectively.

25

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

(k) Investments in excess of 10% of capital and surplus

Investments, aggregated by issuer, in excess of 10% of capital and surplus, other than investments in affiliates and investments issued or guaranteed by the United States government or its agencies, are as follows:

	Carrying Amount	NAIC Designation
At December 31, 2008

JP Morgan US Government Money Market	$889,165	1
Wachovia Bank Commercial Mortgage	198,476	1, 2 & 3
Bear Sterns Commercial Mortgage	187,156	1
LB-UBS Commercial Mortgage Trust	153,094	1 & 2
Greenwich Capital Commercial Funding	136,276	1 & 2
Southwestern Bell Telephone Company	127,257	1 & 2
SETS Trust	125,392	1
Bank of Scotland	124,464	1
Structure Asset Backed Link	124,206	1
Wachovia Corp	118,194	2
Patrons' Legacy	113,498	1
Citigroup Inc	111,619	1, 2 & 6
Prudential Holdings, LLC	109,368	1
NB Capital Trust IV	107,962	1
International Lease Finance Corp	104,479	1
Southwestern Electric Power	95,700	2
Countrywide Asset-backed Certificates	95,584	1 & 2
New England Mutual	94,947	1
Fifth Third Capital Trust IV	91,009	1 & 2
Provident Bank	86,393	1 & 2
Oil and Gas Royalty Trust	84,727	1
Goldman Sachs Group Inc	84,661	1
Morgan Stanley	84,164	1 & 2
Corp Andina De Fomento	82,705	1
Turner Broadcasting	82,585	2
GS Mortgage Securities Corp II	81,697	1
Bank of America Funding Corp	81,610	1, 2 & 3

26

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 3: INVESTMENTS (CONTINUED)

	Carrying Amount	NAIC Designation
At December 31, 2007

JP Morgan US Government Money Market	$227,845	1
LB-UBS Commercial Mortgage Trust	157,288	1
Greenwich Capital Commercial Funding	135,031	1
SETS Trust	120,894	1
Structure Asset Backed Link	119,430	1
Wachovia Bank Commercial Mortgage	110,132	1
GS Mortgage Securities Corp	107,374	1
Bear Sterns Commercial Mortgage	106,776	1
Citigroup Inc	106,376	1
Oil and Gas Royalty Trust	106,132	1
Prudential Holdings, LLC	99,246	1
FNMA Preferred Stock	84,241	1
Aphex Capital Motive	80,000	1
Grupo Televisa S.A.	73,443	2
Skandinav Enskil	72,687	2
Hutchison Whamp Intl LTD	71,500	1

NOTE 4: SUBSIDIARIES

Statutory financial information of the Company's insurance subsidiary, OMFLNY, is summarized as follows:

	2008	2007	2006

Summary Balance Sheet and Income Statement
at or for the years ended December 31
Total admitted assets	$472,553	$483,895	$487,639

Total capital and surplus	$34,843	$37,957	$33,072

Net (loss) income	$(5,920)	$4,918	$(2,083)

The Company owns 100% of the outstanding common stock of all its subsidiary investments. The operations and net worth of the Company's other subsidiaries are not material.

27

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 5: TRANSACTIONS WITH AFFILIATES

The Company periodically reimburses Old Mutual Business Services, Inc. (“OMBS”), an affiliate, for costs incurred on its behalf. These costs include routine operating expenses incurred in the normal conduct of business such as shared home office facilities, information technology, finance, legal, actuarial, human resources services and general overhead costs, including salaries and benefits. These costs are generally determined on the basis of use by the Company and are included in expenses as incurred. Also, the Company shares its office facilities and personnel with its subsidiaries and other affiliates. Such shared costs and expenses are allocated to its subsidiaries and other affiliates based on time and usage studies. These allocations would vary depending on the assumptions underlying those studies. Amounts incurred by the Company were $79,180 in 2008, $77,242 in 2007, and $65,120 in 2006.

The Company has guaranteed the performance of obligations under certain noncancelable office space lease agreements on behalf of OMBS. The Company either shares these facilities with other affiliates or makes exclusive use of such facilities. As discussed above, the Company reimburses OMBS for its use of such facilities.

At December 31, 2008, the minimum aggregate rental commitments on the guaranteed lease agreements are as follows:

Amount
2009	$ 468

The Company's investments are managed by affiliated companies of the ultimate parent organization. Fees incurred in connection with these services (excluding any overall intercompany allocations) totaled $10,860 in 2008, $18,779 in 2007, and $23,001 in 2006.

Amounts due from and due to the parent and/or affiliates resulting from affiliate transactions, other than reinsurance transactions and federal income tax sharing transactions, are classified as receivable from or payable to affiliates in the statutory statements of admitted assets, liabilities, and capital and surplus.

The Company received the following cash surplus contributions from its current parent, OMUSLH in 2008: September 29, $30,000 and November 6, $100,000.

The Company also received a surplus contribution from OMUSLH in the amount of $225,000 effective December 31, 2008. The amount receivable from OMUSLH for this capital contribution was recorded pursuant to SSAP No. 72, “Surplus and Quasi Reorganizations”, and is included in Receivable from parent, subsidiaries and affiliates in the Company’s statutory statement of admitted assets and in paid-in and contributed surplus in the statement at December 31, 2008. The Company received cash from OMUSLH on February 27, 2009 to satisfy the amount receivable.

The Company received a $1,000 cash surplus contribution from its current parent, OMUSLH, on March 19, 2007.

28

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 5: TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company received a surplus contribution from OMUSLH in the amount of $23,000 effective December 31, 2006. The amount receivable from OMUSLH for this capital contribution was recorded pursuant to SSAP No. 72, “Surplus and Quasi Reorganizations”, at December 31, 2006. The Company received cash from OMUSLH on February 22, 2007 to satisfy the amount receivable.

The Company received the following cash surplus contributions from its current parent, OMUSLH, and former parent, Omnia, in 2006: January 31, $10,000; June 30, $10,500; December 28, $2,250; December 29, $92,750; and $23,000 effective December 31, 2006 but received on February 22, 2007.

See Note 9 for reinsurance transactions with affiliated entities.

29

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES

(a)	Intercompany income tax receivables

The Company had income tax receivable balances at December 31, 2008 of $15,777 and $244 that are due from OMUSLH and OMFLNY, respectively. The Company had income tax receivable balances at December 31, 2007 of $15,694 and $321 that were due from OMUSLH and OMFLNY, respectively.

(b)	Permanent and temporary differences

The Company’s income tax incurred and change in deferred income tax differ from the amount obtained by applying the federal statutory rate of 35% to the loss from operations before tax as follows:

For the years ended December 31	2008	2007	2006

Net gain (loss) from operations before income taxes	$65,170	$(41,001)	$(158,045)
Net realized capital (losses) gains	(767,874)	(160,352)	202,562
	(702,704)	(201,353)	44,517

Income tax (benefit) expense at 35% statutory rate	(245,946)	(70,474)	15,581
Increase (decrease) in tax resulting from:
Nondeductible expenses for meals, penalties, and lobbying	71	74	68
Derivative and investment income	(45,429)	(4,156)	6,773
IMR amortization	87,435	26,747	(98,610)
Income from subsidiary	2	3	3
Surplus adjustment on reinsurance	-	8,724	(8,724)
Surplus reserve adjustment	-	1,857	-
Amortization of deferred reinsurance gains	(22,817)	(2,208)	(2,010)
Deferred reinsurance gains	78,425	46,548	33
Prior year tax adjustments	12	717	(76)
LIHTC tax credits	(3,834)	(5,029)	(5,459)
Other	(504)	6,304	(12,643)
Total income tax (benefit) expense	$(152,585)	$9,107	$(105,064)

Current income taxes (benefit) expense	$(2,047)	$360	$170
Change in deferred income tax (exclusive of tax
related to nonadmitted assets)	(150,538)	8,747	(105,234)
Total income tax (benefit) expense	$(152,585)	$9,107	$(105,064)

30

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES (CONTINUED)

(c)	Deferred income taxes

The tax effects of significant temporary differences giving rise to deferred tax assets and liabilities as of December 31, 2008 and 2007 are as follows:

	2008	2007
Deferred tax assets:
Discounting of unpaid losses	$-	$5,337
Property and equipment	2,322	2,442
Tax ceding commission	163	189
Accrued expenses	7,764	4,808
Net operating loss carryforward	118,074	40,637
Investment basis differences	125,213	28,714
Deferred policy acquisition expenses	99,093	91,977
Receivable from agents	11,601	14,562
Tax credits	68,427	65,741
Capital loss carryforward	66,531	28,277
Other	739	1,160
Total gross deferred tax assets	499,927	283,844
Nonadmitted deferred tax assets	(380,684)	(226,784)
Admitted deferred tax assets	119,243	57,060

Deferred tax liabilities:
Discounting of unpaid losses	68,319	-
Guaranty funds receivable	2,003	1,263
Other	4,393	4,328
Total deferred tax liabilities	74,715	5,591

Net admitted deferred tax asset	$44,528	$51,469

The change in deferred taxes for the year ended December 31, 2008 is comprised of the following:

	2008	2007	Change
Total gross deferred tax assets	$499,927	$283,844	$216,083
Total deferred tax liabilities	(74,715)	(5,591)	(69,124)
Net deferred tax asset	425,212	278,253	146,959
Nonadmitted deferred tax assets	(380,684)	(226,784)	(153,900)
Net admitted deferred tax asset	$44,528	$51,469	$(6,941)

31

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 6: FEDERAL INCOME TAXES (CONTINUED)

The change in deferred income taxes as presented in the tax rate reconciliation table for the year ended December 31, 2008 is comprised of the following components:

	2008	2007	Change

Net deferred tax asset	$425,212	$278,253	$146,959
Tax effect of nonadmitted assets	(18,395)	(21,974)	3,579
Net tax effect without deferred taxes on nonadmitted assets	$406,817	$256,279	$150,538
Change in deferred income tax as presented in the tax rate
reconciliation table			$150,538

(d)	Current income taxes incurred consist of the following major components:

For the years ended December 31	2008	2007	2006

Current year tax expense (benefit)	$(1,097)	$(353)	$-
Tax return true up	(950)	713	170
Current income taxes incurred	$(2,047)	$360	$170

(e) Net operating losses

At December 31, 2008, the companies that comprise the Life Subgroup had a combined $337,355 net operating loss carryforward which will expire in the years 2019 through 2023 if unused. The Life Subgroup also has a $190,087 capital loss carryforward as of December 31, 2008 which will expire in the years 2012 and 2013 if unused. In addition, the Life Subgroup has $68,427 of tax credits available to be carried forward and applied against tax in future years. If unused, $65,736 of federal low income housing and federal historic credits will expire in the years 2017 through 2028. Alternative minimum tax credits of $2,691 have no expiration date. On a stand alone basis, all of these loss carryforwards and tax credits are available to the Company.

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value information is based on quoted market prices where available, which approximates the SVO published market prices. In cases where quoted market prices are not available, fair values are based on internal estimates using present value or other valuation techniques.

Certain financial instruments and all nonfinancial instruments are exempted from disclosure requirements, including the fair value of many insurance-related liabilities. However, in its strategy of asset/liability matching, the Company takes into consideration the future cash requirements of its insurance-related liabilities. The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto.

32

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Cash and short term investments: The carrying amounts reported approximate their fair values.

Bonds: Fair values for publicly traded bonds are based on quoted market prices. For privately placed bonds, estimated fair values are obtained from independent pricing services, brokers, or are derived by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investment. Internal valuation models are used for bonds where no active market exists.

Preferred stocks: Fair values for publicly traded preferred stocks are based on quoted market prices. For privately placed preferred stocks, estimated fair values are obtained from independent pricing services or brokers.

Common stocks: The fair values of unaffiliated common stocks are based on values determined by the SVO.

Mortgage loans and policy loans: Fair values for policy loans are estimated using discounted cash flow analysis, using interest rates currently being offered for loans with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying value for mortgage loans approximates the fair value.

Surplus debentures: The fair values of surplus debentures are based on quoted market prices or estimated fair values are obtained from independent pricing services.

Derivative instruments: The fair value of options and swaptions are based upon quoted market prices and valuation pricing models and represent what the Company would expect to receive or pay at the balance sheet date if the Company cancelled the options, entered into offsetting positions, or exercised the options. The fair value of swaps are based upon valuation pricing models and represent what the Company would expect to receive or pay at the balance sheet date if the Company cancelled the swaps or entered into offsetting swap positions. The fair value of futures contracts at the balance sheet date represents the cumulative unsettled variation margin.

Other assets and other liabilities: Other assets and liabilities considered financial instruments are generally of a short-term nature, and it is assumed the carrying value approximates fair value. It is not practicable to estimate a fair value for investments in limited partnerships due to the closely-held nature of these investments.

Investment contracts: Fair values for the Company's deferred annuities, other than FIAs, and group annuities are primarily derived by estimating the cost to extinguish its liabilities under an assumption reinsurance transaction. The estimated statutory profits the assuming company would realize from the transaction are discounted at typical internal rates of return, ranging from 4% to 12%. The fair values of the equity call options related to the Company’s FIA products are derived using market indices, pricing assumptions and historical data. The fair values of the remaining liabilities under investment contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for like contracts with similar maturities.

33

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and estimated fair values at December 31, 2008 and 2007 are as follows:

	2008		2007
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

Bonds:
Publicly traded	$10,348,017	$8,695,081	$11,250,594	$11,092,532
Private placements	3,546,646	2,911,660	3,558,354	3,548,942
Total bonds	$13,894,663	$11,606,741	$14,808,948	$14,641,474

Preferred stocks:
Publicly traded	$814,796	$547,545	$822,277	$755,760
Private placements	487,622	265,902	511,610	478,999
Total preferred stocks	$1,302,418	$813,447	$1,333,887	$1,234,759

Common stocks - unaffiliated	$40,875	$40,875	$44,737	$44,737

Mortgage loans on real estate	$1,242	$1,242	$1,297	$1,297

Policy loans	$85,174	$89,936	$81,586	$86,408

Surplus debentures	$107,194	$97,802	$107,755	$107,161

Derivative instruments - assets	$25,955	$25,955	$20,998	$20,998

Derivative instruments - liabilities	$5,542	$5,542	$2,886	$2,886

Investment contracts:
Deferred annuities	$11,500,916	$11,279,635	$12,212,819	$11,797,391
Payout annuities without life contingency	900,739	939,007	940,134	939,987
Group annuities	277,123	275,694	72,297	69,456
Total investment contracts	$12,678,778	$12,494,336	$13,225,250	$12,806,834

Additional data with respect to fair values of the Company's investments is disclosed in Note 3.

Certain financial instruments are carried at fair value in the statement of admitted assets, liabilities, and capital and surplus.  Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market.

34

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price.  These valuation techniques involve some level of management estimation and judgment.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Statement of Financial Accounting Standard No. 157 “Fair Value Measurements”.   The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

Level 1 - Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 –  Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

35

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a) Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Total

Common Stock (unaffiliated)	$-	$40,875	$40,875
Separate account VA assets	11,706	-	11,706
Derivative instruments - assets	-	25,955	25,955
Total assets at fair value	11,706	66,830	78,536

Derivative instruments - liabilities	$-	$5,542	$5,542

Common stock: The Company’s investment in unaffiliated common stock that is reported at fair value is classified in Level 2 and represents the Company’s investment in FHLB common stock. The fair value of this stock is set equal to its cost, which represents the price at which the FHLB will repurchase the stock.

Separate Account VA assets: Separate Account VA assets are classified in Level 1 as these assets are comprised of actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies. Fair values and changes in the fair values of the Company’s Separate Account VA assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Derivatives: Amounts classified in Level 2 represent over-the-counter equity options and a swap contract.  Fair values for these instruments are determined externally by an independent actuarial firm using market observable inputs. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives. However, the Company is largely protected by collateral arrangements with counterparties.

The Company does not have any invested assets carried at fair value on a recurring basis where the fair value would be classified in Level 3.

36

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 7: FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(b) Assets measured at fair value on a non-recurring basis

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stocks valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value.  The following table summarizes the assets measured at fair value on a non-recurring basis during the year ended December 31, 2008 and the related realized gains (losses) and change in the related unrealized gains (losses):

	Fair Value
	Quoted Prices in Active Markets for Identical assets (Level 1)	Significant Other Observable Inputs (Level 2)	Total Gains (Losses)

Bonds	$0	$109,776	($154,696)
Preferred stocks	3,555	18,683	(208,542)

NOTE 8: RESERVES

At December 31, 2008 and 2007, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	2008		2007
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,009,376	12.7%	$2,139,665	13.2%
At book value less current surrender charge of 5% or more	9,116,025	57.6	9,500,927	58.6
Total with adjustment or at fair value	11,125,401	70.3	11,640,592	71.8

Subject to discretionary withdrawal without adjustment:
At book value with minimal or no charge or adjustment	1,549,348	9.8	1,320,582	8.2
Not subject to discretionary withdrawal	3,142,272	19.9	3,245,691	20.0
Total annuity reserves and deposit fund liabilities
before reinsurance	15,817,021	100.0%	16,206,865	100.0%
Less reinsurance ceded	495,854		299,519
Net annuity reserves and deposit fund liabilities	$15,321,167		$15,907,346

In addition, the Company’s life, health and miscellaneous reserves totaled $618,583 and $566,757 at December 31, 2008 and 2007, respectively.

37

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE

The Company reinsures portions of its policy risks with other insurance companies. The use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance liability regardless of whether it is entitled to or able to receive payment from the reinsurer. The Company also assumes policy risks from other insurance companies.

The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2008, 2007 and 2006 were as follows:

	Premiums Earned			Benefits Incurred

	2008	2007	2006	2008	2007	2006
Direct	$2,231,633	$2,760,300	$2,799,675	$2,562,868	$4,019,644	$2,118,830
Assumed	51,711	48,253	37,812	63,380	69,156	47,441
Ceded	483,853	515,715	346,565	272,114	224,621	236,824
Net	$1,799,491	$2,292,838	$2,490,922	$2,354,134	$3,864,179	$1,929,447

Effective September 30, 2008, the Company entered into a yearly renewable term, quota share, reinsurance agreement with Old Mutual Reassurance (Ireland) Ltd. (“OM Re”), an affiliated company, whereby OM Re assumes a portion of the risk that policyholders exercise the “free partial withdrawal” features on certain deferred annuity policies. Under the terms of the reinsurance agreement, the Company pays a quarterly premium and receives payment for waived surrender charges along with an experience refund for favorable experience. At December 31, 2008, the Company reduced its annuity reserve liability by $224,071 to reflect the reserves ceded. The Company transferred the net gain from this reinsurance agreement in 2008 of $224,071 to segregated surplus via a reduction of ceded commissions. The net gain will be amortized into income as earnings emerge from the business.

Effective December 31, 2007, the Company entered into a reinsurance agreement with Wilton Reassurance Company (“Wilton Re”) whereby Wilton Re assumed on a coinsurance basis a quota share of certain term life insurance business issued prior to 2006 and future reinsurance allowances from third-party reinsurers related to this business. Also, under the terms of the agreement, any risks currently ceded to third-party reinsurers will automatically be ceded to Wilton Re upon termination or recapture of the risk from the third-party reinsurers. At December 31, 2007, the Company reduced its life insurance reserve liability by $72,875 to reflect the reserves ceded to Wilton Re. The Company also recorded an amount due from Wilton Re of $45,800 which is comprised of a ceding commission of $118,675 partially offset by the initial ceded premium of $72,875. The after-tax gain on this transaction of $118,076 was transferred to segregated surplus and will be amortized into income as earnings emerge from the business reinsured. The amount due from Wilton Re was received in full in January 2008. During 2008 $25,094 of the gain was amortized into operating income. The amount of ceded reserves related to this transaction at December 31, 2008 was $77,061.

Effective June 30, 2006 and in connection with the dissolution of Omnia, the Company, Omnia and an unaffiliated insurance company entered into an agreement to novate to the Company the annuity business previously ceded from the unaffiliated insurance company to Omnia. All terms of the coinsurance agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserve liabilities totaling $255,038 and assets with a fair value of $266,072 to the Company. Policy reserves at December 31, 2008 and 2007 included $220,974 and $228,409 of coinsurance assumed, respectively.

38

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The Company also entered into a novation agreement with Omnia and an unaffiliated insurance company effective October 1, 2006. All terms of the yearly renewable term retrocession agreement between Omnia and the unaffiliated insurance company continue, with the Company taking the place of Omnia. Omnia transferred reserves and claim liabilities totaling $14,000 to the Company. Funds withheld by the unaffiliated insurance company under the agreement totaling $14,000 were also transferred to the Company.

The Company assumes insurance that is in excess of OMFLNY’s retention limits. Reinsurance assumed premiums received under these contracts were $450, $426 and $432 in 2008, 2007 and 2006, respectively. Reinsurance assumed benefits incurred in 2008, 2007 and 2006 were $367, $277 and $607, respectively. Reinsurance amounts payable to OMFLNY on paid and unpaid losses were $21 and $177 at December 31, 2008 and 2007, respectively. Policy reserves included $130 and $134 of reinsurance assumed at December 31, 2008 and 2007, respectively.

During 2003, the Company entered into coinsurance agreements with OM Re to cede various blocks of immediate annuities and life insurance policies. Reserves of $534,000 were ceded to OM Re throughout 2003. The transactions resulted in total ceding commissions of $16,297, which was credited to surplus in accordance with the retroactive reinsurance treatment of in-force blocks of business. Effective May 31, 2007, the Company altered one of these coinsurance agreements to recapture a certain single issue year of single premium immediate annuities (the “Recapture Transaction”). Under the terms of the Recapture Transaction, OM Re transferred cash and investment securities with a fair value of $359,671 to the Company. This payment compensated the Company for the loss of the ceded reserve credit of $339,478, the IMR held by the Company of $14,317 and the capital required to support the recaptured business of $5,876.

During 2002, the Company entered into three coinsurance agreements with OM Re. The first agreement increased the reinsurance percentage of the December 31, 2001 deferred annuity block from 42% to 48.75% and also coinsured 48.75% of deferred annuities issued between July 1, 2001 and December 31, 2001. The second agreement reinsured 100% of a single premium universal life plan code and 5% of the June 30, 2002 in force and future new business of the Company’s term plan codes. The third agreement reinsured 49% of the deferred annuity business the Company wrote in 2002 and 22% of the December 31, 2002 in force of a whole life plan code. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to OM Re; however, the policies will continue to be administered by the Company. The transactions resulted in total ceding commissions of $64,900, which was credited to surplus in accordance with the retroactive reinsurance treatment of in- force blocks of business. Effective May 31, 2007, the Company increased the ceding percentage from 5% to 10% for the term life insurance plan codes ceded under the coinsurance agreement effective June 30, 2002. Under the terms of the participation increase, the Company paid $30,302 to OM Re which represented ceded premiums of $28,945 and a ceding commission of $1,357. At May 31, 2007, the Company recorded an additional ceded reserve credit of $28,945 related to this additional term life insurance ceded to OM Re.

39

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The unamortized portion of the deferred ceding commissions from the 2002 and 2003 transactions of $23,292 were transferred to segregated surplus in 2006 and are being amortized into operating income as the profits emerge from this business. During 2008, 2007 and 2006, $5,221, $2,374 and $2,834, respectively, of the ceding commissions were amortized into operating income. None of the unamortized portion of the deferred ceding commissions is related to the business included in the Recapture Transaction.

The Company and Unified Life Insurance Company (“ULIC”) entered into two reinsurance agreements on May 1, 2001. Under a bulk assumption treaty, in consideration for the purchase of the policies in force at the time Americom was acquired by Omnia, Americom (the ceding company) agreed to transfer to ULIC (the reinsurer) the net policy liabilities of the policies in force in certain states as ULIC became licensed in the various states. There were no reserve transfers in 2005. In 2006, the remaining reserve liability on this block of business of $11.4 million was transferred to ULIC. Under a modified coinsurance treaty, Americom ceded 100% of the risk to ULIC on all of the policies (on the books at the time of acquisition) not yet transferred to ULIC under the bulk assumption treaty. No modified coinsurance reserve credit was outstanding on this business at December 31, 2006 since the remaining block of business was transferred to ULIC in June 2006.

During 2005, the Company entered into a modified coinsurance agreement with an unaffiliated life insurance company to reinsure approximately $550,000 net statutory reserves of the Company’s fixed- indexed annuity block. The transaction resulted in a ceding commission of $40,474 which was recorded to surplus. The deferred ceding commission was transferred to segregated surplus in 2006 and was being amortized into operating income as the profits emerged from this business. During 2007 and 2006, $3,457 and $2,495, respectively, of the ceding commission was amortized into operating income. The amount of ceded reserves related to this transaction at December 31, 2007 was $583,267. Effective October 1, 2008, the Company entered into a recapture transaction with the unaffiliated life insurance company. Under the terms of the recapture, the Company will pay to the unaffiliated life insurance company a recapture fee of $32,500 plus 4% interest accumulated from the effective date of the recapture transaction to the date payment is made. The payment was made on January 23, 2009. As a result of the recapture, the remaining unamortized ceding commission balance of $34,622 was amortized into operating income in 2008.

Effective December 1, 1997, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 25% of a block of structured settlement annuity policies sold between 1987 and 1993. Under the coinsurance agreement, the investment risk of the ceded policies was transferred to the coinsurer; however, the policies will continue to be administered by the Company. The block had a statutory reserve of approximately $142,000 that was transferred to the coinsurer. The amount of ceded reserves related to this coinsurance transaction was $94,631 and $97,587 at December 31, 2008 and 2007, respectively.

Effective August 1, 1996, the Company entered into a coinsurance contract with an unaffiliated life insurance company to cede 100% of the remaining block of single premium deferred annuities that was originally sold through national investment broker dealers (the “broker SPDA block”). The broker SPDA block had a statutory reserve of approximately $951,000 that was ceded to the coinsurer. The amount of ceded reserves related to this transaction at December 31, 2008 and 2007, was $175,246 and $199,874, respectively. The transaction resulted in a ceding commission of $12,000  ($19,000  net  of  $7,000  tax)  that was credited to  the segregated surplus account.

40

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 9: REINSURANCE (CONTINUED)

The ceding commission in the segregated surplus account is being amortized into operating income in proportion to the annual reduction of the block’s ceded reserves. During 2008, 2007 and 2006, $256, $476 and $414 of the ceding commission, respectively, was amortized into operating income.

Amounts payable or recoverable for reinsurance on paid and unpaid claims are not subject to periodic or maximum limits. During 2008, 2007 and 2006, the Company did not write off any reinsurance balances nor commute any ceded reinsurance.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits.

NOTE 10: DIVIDEND RESTRICTIONS

Under Maryland law, as it applies to the Company, any proposed payment of a dividend is classified as an "extraordinary dividend" if it, together with the aggregate fair market value of other dividends or distributions made during the preceding twelve months, exceeds the lesser of 10% of adjusted capital and surplus as of the preceding December 31 or net gain from operations before realized capital gains or losses for the preceding year. No extraordinary dividends may be paid without prior approval of the MIA. The maximum amount of dividends the Company will be permitted to distribute during 2009 without the prior approval of the MIA is $67,217. No dividends were paid for the years ended December 31, 2008 or 2006. In April 2007, the Company sought and was granted approval from the MIA to pay an extraordinary dividend of $40,000 in cash to OMUSLH. The dividend was paid on May 14, 2007.

NOTE 11: CAPITAL AND SURPLUS

Life insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC is used to evaluate the adequacy of capital and surplus maintained by an insurance company in relation to risks associated with: (i) asset risk, (ii) insurance risk, (iii) interest rate risk and (iv) business risk. The Company monitors the level of its RBC and has exceeded all of the NAIC’s minimum requirements as of December 31, 2008 and 2007.

41

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 12: COMMITMENTS

The Company leases office space under non-cancelable operating leases that expire in 2011. This lease has renewal options through 2015 with adjustments in the renewal years. The Company also leases office furniture and office equipment under noncancelable operating leases that expire in 2011. The Company is not involved in any material sale-leaseback transactions. During the years ended December 31, 2008, 2007 and 2006, rent expense was $4,408, $3,184 and $2,386, respectively. At December 31, 2008, the minimum rental commitments for the next 3 years are as follows:

Year ending December 31:
Amount
2009	$2,240
2010	2,006
2011	637
Total	$4,883

NOTE 13: CONTINGENCIES

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2008 and 2007, the Company has accrued $6,034 and $4,340 for guaranty fund assessments, respectively. This figure could change should any new insolvencies arise. Management reviews open insolvencies annually to decide if the guaranty fund accrual is sufficient. Future premium tax deductions at December 31, 2008 and 2007 are estimated at $5,079 and $3,609, respectively.

The Company is routinely engaged in litigation in the normal course of business, including defending claims for policy benefits and punitive damages. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals (e.g., Ow/Negrete v. Fidelity & Guaranty Life Insurance Company; Bankhead v. OM Financial Life Insurance Company). The Company believes it has meritorious defenses to these claims and intends to defend the related litigation vigorously. In the opinion of management and in light of existing insurance, reinsurance and established reserves, such litigation is not expected to have a material adverse effect on the Company's financial position, although it is possible that the results of operations could be materially affected by an unfavorable outcome in any one annual period.

42

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 14: SEPARATE ACCOUNTS

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2008, 2007 and 2006 is as follows:

	2008	2007	2006
Total Premiums, deposits and other considerations for non-guaranteed products	$10,034	$3,611	$-

Reserves for separate accounts with assets at amortized cost	$315,304	$424,425	$423,183
Reserves for separate accounts with assets at fair value	11,698	3,579	-
Total Reserves	$327,002	$428,004	$423,183

Reserves for separate accounts by withdrawal characteristics:
Not subject to discretionary withdrawal	$315,304	$424,425	$423,183
Subject to discretionary withdrawal at fair value	11,698	3,579	-
Total Reserves	$327,002	$428,004	$423,183

Reconciliation of net transfers to or (from) separate accounts:
Transfers as reported in the summary of operations of the separate accounts:
Transfers to separate accounts	$10,766	$3,851	$-
Transfers from separate accounts	114	195	-
Net transfers to or (from) separate accounts	$10,652	$3,656	$-

Transfers as reported in the summary of operations of this financial statement	$10,652	$3,656	$-

43

OM FINANCIAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 2008, 2007 and 2006

DOLLARS IN THOUSANDS

NOTE 15: RECONCILIATION OF AMOUNTS REPORTED IN THE COMPANY’S ANNUAL

STATEMENT

Subsequent to the Company filing its Annual Statement with regulatory authorities for the year ended December 31, 2006 and prior to the completion of the Company’s audited statutory financial statements, the Company determined that its current federal income tax recoverable was understated for 2006. Management of the Company concluded that it was appropriate to reflect this correction in the audited financial statements for the year ended December 31, 2006. This adjustment did not have a significant impact on the Company’s risk based capital for 2006. The adjustments to capital and surplus and the net loss for the year ended December 31, 2006 were recorded in the Annual Statement for the year ended December 31, 2007.

Reconciling items between the Company’s Annual Statement filed with regulatory authorities and these financial statements for the year ended December 31, 2006 are as follows:

2006

Total capital and surplus per annual statement	$647,364
Tax adjustment	686
Total capital and surplus	$648,050

Net loss per annual statement	$(165,610)
Tax adjustment	(242)
Other	10
Net loss	$(165,842)

44

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

INDEX TO FINANCIAL STATEMENTS
                                                                                                                             Page

Report of Independent Registered Public Accounting Firm	1
Statements of Assets and Liabilities as of December 31, 2008	2
Statements of Operations for the Period Ended December 31, 2008	4
Statements of Changes in Net Assets for the Periods Ended December 31, 2008 and 2007	16
Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm

The Board of Directors of OM Financial Life Insurance Company

and Contract Holders of Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Old Mutual Financial Network Separate Account VA of OM Financial Life Insurance Company (comprised of the sub-accounts listed in note 1, (collectively, the Account)), as of December 31, 2008, and the related statements of operations for the year ended December 31, 2008 and statements of changes in net assets and the financial highlights for each of the periods in the two-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts in the Account as of December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with United States generally accepted accounting principles.

/s/ KPMG LLP

Baltimore, Maryland
April 30, 2009

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Assets and Liabilities

As of December 31, 2008

	Shares	Cost	Fair Value
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	1,134	$ 22,152	$ 14,074
VPS International Value Portfolio B	58,867	959,391	643,416
American Century Investments Variable Portfolios, Inc.
VP Income & Growth Fund II	4,514	21,781	21,759
VP International Fund II	6,329	37,183	37,533
VP Mid Cap Value Fund II	2,404	27,505	23,489
VP Value Fund II	2,585	14,780	12,097
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	2,275	16,595	15,129
Mutual Global Discovery Securities Fund - Class 2	4,216	69,191	66,824
Mutual Shares Securities Fund - Class 2	2,328	32,771	27,428
Franklin U.S. Government Fund - Class 2	58,335	737,888	757,776
Templeton Developing Markets Securities Fund - Class 2	3,733	30,652	22,547
Templeton Global Asset Allocation Fund - Class 2	938	9,971	7,945
Templeton Global Bond Securities Fund - Class 2	11,271	186,793	192,730
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	6,822	73,543	58,736
Variable Fundamental Value Portfolio II	139	2,786	1,863
Variable Aggressive Growth Portfolio II	29	488	284
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	53	535	407
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	46,112	558,675	493,863
AMT Partners Portfolio Class I	31,493	438,926	223,917
AMT Regency Portfolio Class S	28	505	260
AMT Guardian Portfolio Class S	49,003	802,331	606,663
AMT MidCap Growth Portfolio Class S	5,880	120,572	93,435
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	49,692	356,307	281,255
VIT Long-Term U.S. Government Portfolio (Administrative Class)	47,056	539,596	575,499
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	30,626	308,853	214,687
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	30,432	349,413	372,788
VIT Money Market Portfolio (Administrative Class)	2,791,761	2,791,761	2,791,761
VIT Real Return Portfolio (Advisor Class)	31,086	373,159	350,027
VIT Total Return Portfolio (Advisor Class)	114,503	1,184,771	1,180,527
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio ll	2,721	23,672	24,574
Equity Income VCT Portfolio II	38,830	762,474	592,547
Pioneer Fund VCT Portfolio ll	20	515	324
High Yield VCT Portfolio ll	10,893	104,785	70,261
Small Cap Value VCT Portfolio ll	10,409	82,694	70,367
Strategic Income VCT Portfolio ll	51	548	454
Royce Capital Fund
Micro Cap Portfolio (Service Class)	3,638	24,557	21,902

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Assets and Liabilities (Continued)

As of December 31, 2008

	Shares	Cost	Fair Value
Rydex Variable Trust (Beacon Advisor only)
Multi-Hedge Strategies	463	$ 9,562	$ 9,719
CLS AdvisorOne Amerigo	1,811	63,292	39,190
Commodities Strategy	223	3,958	2,560
Essential Portfolio Conservative	3,431	84,931	74,556
Essential Portfolio Moderate	3,370	83,272	70,028
Essential Portfolio Aggressive	427	10,248	7,753
Government Long Bond 1.2x Strategy	127	1,756	2,185
Hedged Equity	418	7,736	8,015
Inverse Government Long Bond Strategy	4,191	81,470	56,993
Inverse Russell 2000® 1.5x Strategy	0	1	-
Inverse S&P 500® Strategy	3,256	216,280	190,294
Nova	0	1	-
NASDAQ-100®	7,421	116,803	77,924
All-Cap Opportunity	582	5,159	5,264
U.S. Government Money Market	341,850	341,850	341,850
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	50,835	492,031	340,596
Equity Income II	20,168	410,753	288,598
Health Sciences II	3,486	40,057	33,467
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	14,368	174,273	172,562
Van Kampen
UIF Core Plus Fixed Income Portfolio II	179	2,014	1,754
UIF Emerging Markets Debt Portfolio ll	3,860	25,195	24,858
UIF Mid Cap Growth Portfolio II	52	634	298
UIF Mid Cap Value Portfolio II	11,475	121,247	87,671
VK LIT Growth and Income II	24	533	333

Total assets		$ 13,361,175	$ 11,705,616

Accounts payable			7,588
Net assets			$ 11,698,028

Held for the benefit of contract holders			$ 11,603,072
Attributable to OM Financial Life Insurance Company			94,956
Net assets			$ 11,698,028

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Total	VPS International Growth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
Investment income:
Dividends	$ 182,401	$ -	$ 2,644	$ 8	$ 3	$ -
Expenses:
Mortality and expense risk	87,347	10	9,777	17	22	21
Total expenses	87,347	10	9,777	17	22	21
Net investment income (loss)	95,054	(10)	(7,133)	(9)	(19)	(21)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	210,212	36	18,914	48	44	-
Net realized gain (loss) on redemption of investment shares	(1,308,844)	(160)	(170,324)	(5)	123	(19,471)
Net realized gain (loss) on investments	(1,098,632)	(124)	(151,410)	43	167	(19,471)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(130,741)	(112)	(6,275)	(22)	73	(53)
End of year	(1,655,331)	(8,078)	(315,977)	(22)	350	(4,016)
Net unrealized appreciation (depreciation) during the period	(1,524,590)	(7,966)	(309,702)	-	277	(3,963)
Net realized and unrealized gain (loss) on investments	(2,623,222)	(8,090)	(461,112)	43	444	(23,434)
Net increase (decrease) in net assets from operations	$ (2,528,168)	$ (8,100)	$ (468,245)	$ 34	$ 425	$ (23,455)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
Investment income:
Dividends	$ 9	$ -	$ 274	$ 12	$ 12,404	$ 163
Expenses:
Mortality and expense risk	8	10	65	10	4,263	129
Total expenses	8	10	65	10	4,263	129
Net investment income (loss)	1	(10)	209	2	8,141	34
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	51	-	513	18	-	1,221
Net realized gain (loss) on redemption of investment shares	(244)	(3,056)	(295)	(1,218)	(1,086)	(1,736)
Net realized gain (loss) on investments	(193)	(3,056)	218	(1,200)	(1,086)	(515)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(14)	75	26	(22)	1,866	50
End of year	(2,683)	(1,466)	(2,367)	(5,343)	19,887	(8,105)
Net unrealized appreciation (depreciation) during the period	(2,669)	(1,541)	(2,393)	(5,321)	18,021	(8,155)
Net realized and unrealized gain (loss) on investments	(2,862)	(4,597)	(2,175)	(6,521)	16,935	(8,670)
Net increase (decrease) in net assets from operations	$(2,861)	$ (4,607)	$ (1,966)	$ (6,519)	$ 25,076	$ (8,636)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Income Bond Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
Investment income:
Dividends	$ 50	$ 7,418	$ -	$ 37	$ -	$ 27
Expenses:
Mortality and expense risk	61	3,051	500	7	6	7
Total expenses	61	3,051	500	7	6	7
Net investment income (loss)	(11)	4,367	(500)	30	(6)	20
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	62	-	1,278	2	-	-
Net realized gain (loss) on redemption of investment shares	(19)	(6,012)	(5,669)	14	(2)	(1)
Net realized gain (loss) on investments	43	(6,012)	(4,391)	16	(2)	(1)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(165)	1,100	(630)	(34)	(11)	(16)
End of year	(2,026)	5,937	(14,807)	(923)	(204)	(128)
Net unrealized appreciation (depreciation) during the period	(1,861)	4,837	(14,177)	(889)	(193)	(112)
Net realized and unrealized gain (loss) on investments	(1,818)	(1,175)	(18,568)	(873)	(195)	(113)
Net increase (decrease) in net assets from operations	$ (1,829)	$ 3,192	$ (19,068)	$ (843)	$ (201)	$ (93)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
Investment income:
Dividends	$ 30,797	$ 1,561	$ 4	$ 3,698	$ -	$ 74
Expenses:
Mortality and expense risk	5,183	109	8	9,448	1,061	878
Total expenses	5,183	109	8	9,448	1,061	878
Net investment income (loss)	25,614	1,452	(4)	(5,750)	(1,061)	(804)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	49,259	1	28,273	-	155
Net realized gain (loss) on redemption of investment shares	(24,303)	(1,250)	(3,678)	(118,912)	(9,701)	(20,033)
Net realized gain (loss) on investments	(24,303)	48,009	(3,677)	(90,639)	(9,701)	(19,878)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(812)	(24)	(18)	(766)	(78)	(248)
End of year	(64,812)	(215,009)	(245)	(195,669)	(27,137)	-
Net unrealized appreciation (depreciation) during the period	(64,000)	(214,985)	(227)	(194,903)	(27,059)	248
Net realized and unrealized gain (loss) on investments	(88,303)	(166,976)	(3,904)	(285,542)	(36,760)	(19,630)
Net increase (decrease) in net assets from operations	$ (62,689)	$ (165,524)	$ (3,908)	$ (291,292)	$ (37,821)	$ (20,434)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy TM Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
Investment income:
Dividends	$ 44	$ -	$ 11,783	$ 8,180	$ 9,111	$ 613
Expenses:
Mortality and expense risk	1,088	16,467	116	3,685	2,531	330
Total expenses	1,088	16,467	116	3,685	2,531	330
Net investment income (loss)	(1,044)	(16,467)	11,667	4,495	6,580	283
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	52	-	788	6,574	3,249	-
Net realized gain (loss) on redemption of investment shares	(9,294)	(568,961)	(4,273)	7,535	(59,780)	(381)
Net realized gain (loss) on investments	(9,242)	(568,961)	(3,485)	14,109	(56,531)	(381)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(1,384)	(123,711)	(30)	2,758	4,013	39
End of year	-	-	(75,052)	35,903	(94,166)	23,375
Net unrealized appreciation (depreciation) during the period	1,384	123,711	(75,022)	33,145	(98,179)	23,336
Net realized and unrealized gain (loss) on investments	(7,858)	(445,250)	(78,507)	47,254	(154,710)	22,955
Net increase (decrease) in net assets from operations	$ (8,902)	$ (461,717)	$ (66,840)	$ 51,749	$ (148,130)	$ 23,238

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
Investment income:
Dividends	$ 23,600	$ 9,027	$ 25,265	$ 6	$ 14,857	$ 7
Expenses:
Mortality and expense risk	6,459	4,461	4,868	22	9,493	7
Total expenses	6,459	4,461	4,868	22	9,493	7
Net investment income (loss)	17,141	4,566	20,397	(16)	5,364	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	551	22,994	-	38,135	18
Net realized gain (loss) on redemption of investment shares	-	(21,598)	(5,983)	60	(113,049)	(1)
Net realized gain (loss) on investments	-	(21,047)	17,011	60	(74,914)	17
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	2,235	1,912	15	(8,955)	4
End of year	(1)	(23,132)	(4,246)	902	(169,927)	(191)
Net unrealized appreciation (depreciation) during the period	(1)	(25,367)	(6,158)	887	(160,972)	(195)
Net realized and unrealized gain (loss) on investments	(1)	(46,414)	10,853	947	(235,886)	(178)
Net increase (decrease) in net assets from operations	$ 17,140	$ (41,848)	$ 31,250	$ 931	$ (230,522)	$ (178)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio (Service Class)	Small Cap Portfolio	Multi-Hedge Strategies
Investment income:
Dividends	$ 4,110	$ 88	$ 34	$ 611	$ -	$ -
Expenses:
Mortality and expense risk	26	497	8	36	-	-
Total expenses	26	497	8	36	-	-
Net investment income (loss)	4,084	(409)	26	575	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	596	5,997	1	2,784	-	-
Net realized gain (loss) on redemption of investment shares	(3,169)	(5,213)	-	(370)	(71)	-
Net realized gain (loss) on investments	(2,573)	784	1	2,414	(71)	-
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(7)	(654)	1	(388)	(41)	-
End of year	(34,524)	(12,327)	(94)	(2,655)	-	157
Net unrealized appreciation (depreciation) during the period	(34,517)	(11,673)	(95)	(2,267)	41	157
Net realized and unrealized gain (loss) on investments	(37,090)	(10,889)	(94)	147	(30)	157
Net increase (decrease) in net assets from operations	$ (33,006)	$ (11,298)	$ (68)	$ 722	$ (30)	$ 157

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	CLS AdvisorOne Amerigo	Commodities Strategy	Essential Portfolio Conservative	Essential Portfolio Moderate	Essential Portfolio Aggressive	Government Long Bond 1.2x Strategy
Investment income:
Dividends	$ 157	$ 246	$ 2,963	$ 1,440	$ 100	$ 53
Expenses:
Mortality and expense risk	157	1	20	19	3	1
Total expenses	157	1	20	19	3	1
Net investment income (loss)	-	245	2,943	1,421	97	52
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	778	-	855	720	196	-
Net realized gain (loss) on redemption of investment shares	(145)	(1,775)	(8)	(11)	(16)	(119)
Net realized gain (loss) on investments	633	(1,775)	847	709	180	(119)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	-	-	-
End of year	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net unrealized appreciation (depreciation) during the period	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net realized and unrealized gain (loss) on investments	(23,469)	(3,173)	(9,528)	(12,535)	(2,315)	545
Net increase (decrease) in net assets from operations	$ (23,469)	$ (2,928)	$ (6,585)	$ (11,114)	$ (2,218)	$ 597

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Hedged Equity	Inverse Government Long Bond Strategy	Inverse NASDAQ-100® Strategy	Inverse Russell 2000® 1.5x Strategy	Inverse S&P 500® Strategy	Nova
Investment income:
Dividends	$ -	$ 357	$ -	$ 70	$ 891	$ -
Expenses:
Mortality and expense risk	5	19	7	13	53	8
Total expenses	5	19	7	13	53	8
Net investment income (loss)	(5)	338	(7)	57	838	(8)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-	-	-
Net realized gain (loss) on redemption of investment shares	13	(10)	9,999	146	30,223	(119,112)
Net realized gain (loss) on investments	13	(10)	9,999	146	30,223	(119,112)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	-	-	-
End of year	279	(24,477)	-	(1)	(25,986)	(1)
Net unrealized appreciation (depreciation) during the period	279	(24,477)	-	(1)	(25,986)	(1)
Net realized and unrealized gain (loss) on investments	292	(24,487)	9,999	145	4,237	(119,113)
Net increase (decrease) in net assets from operations	$ 287	$ (24,149)	$ 9,992	$ 202	$ 5,075	$ (119,121)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	NASDAQ-100®	All-Cap Opportunity	U.S. Government Money Market	Blue Chip Growth II	Equity Income II	Health Sciences II
Investment income:
Dividends	$ 182	$ -	$ 2,448	$ 494	$ 5,716	$ -
Expenses:
Mortality and expense risk	24	4	766	123	92	55
Total expenses	24	4	766	123	92	55
Net investment income (loss)	158	(4)	1,682	371	5,624	(55)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	7	-	-	13	417
Net realized gain (loss) on redemption of investment shares	(769)	(793)	-	(2,003)	(522)	(25,833)
Net realized gain (loss) on investments	(769)	(786)	-	(2,003)	(509)	(25,416)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-	-	47	(34)	36
End of year	(38,879)	105	-	(151,435)	(122,155)	(6,590)
Net unrealized appreciation (depreciation) during the period	(38,879)	105	-	(151,482)	(122,121)	(6,626)
Net realized and unrealized gain (loss) on investments	(39,648)	(681)	-	(153,485)	(122,630)	(32,042)
Net increase (decrease) in net assets from operations	$ (39,490)	$ (685)	$ 1,682	$ (153,114)	$ (117,006)	$ (32,097)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income II
Investment income:
Dividends	$ 54	$ 84	$ 35	$ 3	$ 581	$ 8
Expenses:
Mortality and expense risk	84	31	16	7	1,087	7
Total expenses	84	31	16	7	1,087	7
Net investment income (loss)	(30)	53	19	(4)	(506)	1
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,073	-	20	121	24,383	15
Net realized gain (loss) on redemption of investment shares	(683)	38	22	(2)	(25,859)	(1)
Net realized gain (loss) on investments	390	38	42	119	(1,476)	14
Net unrealized appreciation (depreciation) of investments:
Beginning of period	(114)	41	(20)	50	(425)	(19)
End of year	(1,711)	(260)	(337)	(336)	(33,576)	(200)
Net unrealized appreciation (depreciation) during the period	(1,597)	(301)	(317)	(386)	(33,151)	(181)
Net realized and unrealized gain (loss) on investments	(1,207)	(263)	(275)	(267)	(34,627)	(167)
Net increase (decrease) in net assets from operations	$ (1,237)	$ (210)	$ (256)	$ (271)	$ (35,133)	$ (166)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Operations (Continued)

For the Period Ended December 31, 2008

For the Period Ended December 31, 2008	EFT 60 - Class ll	EFT 80 - Class ll
Investment income:
Dividends	$ -	$ -
Expenses:
Mortality and expense risk	-	-
Total expenses	-	-
Net investment income (loss)	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-
Net realized gain (loss) on redemption of investment shares	(11)	(27)
Net realized gain (loss) on investments	(11)	(27)
Net unrealized appreciation (depreciation) of investments:
Beginning of period	-	-
End of year	-	-
Net unrealized appreciation (depreciation) during the period	-	-
Net realized and unrealized gain (loss) on investments	(11)	(27)
Net increase (decrease) in net assets from operations	$ (11)	$ (27)

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Total	VPS International Growth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
From Operations:
Net Investment income (loss)	$ 95,054	$ (10)	$ (7,133)	$ (9)	$ (19)	$ (21)
Net realized gain (loss) on investments	(1,098,632)	(124)	(151,410)	43	167	(19,471)
Net unrealized appreciation (depreciation) during the period	(1,524,590)	(7,966)	(309,702)	-	277	(3,963)
Net increase (decrease) in net assets from operations	(2,528,168)	(8,100)	(468,245)	34	425	(23,455)
From Variable Annuity Contract Transactions:
Contractholders' premiums	10,034,358	13,378	106,865	21,327	-	-
Administrative charges	(5,900)	(53)	(218)	(60)	(3)	(31)
Surrenders and forfeitures	(287,104)	(109)	(15,696)	(24)	(1,270)	(389)
Withdrawals due to death benefits	(5,713)	-	(531)	-	-	-
Transfers between portfolios and Guaranteed Accounts	702,809	6,892	806,027	1	7,810	46,894
Net increase (decrease) in net assets derived from contract transactions	10,438,450	20,108	896,447	21,244	36,537	46,474
Amounts contributed by OM Financial Life Insurance Company	20,000	1,500	-	-	-	-
Total increase in net assets	7,930,282	13,508	428,202	21,278	36,962	23,019
Net Assets:
Beginning of period	3,767,746	565	216,339	480	569	469
End of year	$ 11,698,028	$ 14,073	$ 644,541	$ 21,758	$ 37,531	$ 23,488
Changes in Units:
Beginning units	354,698	48	20,486	48	48	49
Units purchased	4,905,576	2,523	149,065	3,052	6,208	11,530
Units sold	3,587,178	132	40,414	8	207	8,661
Ending units	1,673,096	2,439	129,137	3,092	6,049	2,918

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
From Operations:
Net Investment income (loss)	$ 1	$ (10)	$ 209	$ 2	$ 8,141	$ 34
Net realized gain (loss) on investments	(193)	(3,056)	218	(1,200)	(1,086)	(515)
Net unrealized appreciation (depreciation) during the period	(2,669)	(1,541)	(2,393)	(5,321)	18,021	(8,155)
Net increase (decrease) in net assets from operations	(2,861)	(4,607)	(1,966)	(6,519)	25,076	(8,636)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	9,000	229,746	6,825
Administrative charges	(6)	(10)	(5)	(26)	(192)	(4)
Surrenders and forfeitures	-	-	(56)	(1,356)	(4,805)	(342)
Withdrawals due to death benefits	-	-	-	-	(469)	-
Transfers between portfolios and Guaranteed Accounts	14,508	19,154	68,318	25,833	418,538	24,076
Net increase (decrease) in net assets derived from contract transactions	14,502	19,144	68,257	33,451	642,818	30,555
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	2,500	-
Total increase in net assets	11,641	14,537	66,291	26,932	670,394	21,919
Net Assets:
Beginning of period	455	591	533	496	86,458	630
End of year	$12,096	$ 15,128	$ 66,824	$ 27,428	$ 756,852	$ 22,549
Changes in Units:
Beginning units	49	49	49	49	8,302	48
Units purchased	1,652	7,497	8,672	4,648	81,091	4,539
Units sold	139	5,136	119	668	19,944	710
Ending units	1,562	2,410	8,602	4,029	69,449	3,877

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Bond Securities Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
From Operations:
Net Investment income (loss)	$ (11)	$ 4,367	$ (500)	$ 30	$ (6)	$ 20
Net realized gain (loss) on investments	43	(6,012)	(4,391)	16	(2)	(1)
Net unrealized appreciation (depreciation) during the period	(1,861)	4,837	(14,177)	(889)	(193)	(112)
Net increase (decrease) in net assets from operations	(1,829)	3,192	(19,068)	(843)	(201)	(93)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	39,584	6,713	-	-	-
Administrative charges	-	(59)	(33)	(39)	-	-
Surrenders and forfeitures	-	(4,311)	(1,538)	(15)	-	-
Withdrawals due to death benefits	-	(295)	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	9,241	89,219	63,118	274	-	(1)
Net increase (decrease) in net assets derived from contract transactions	9,241	124,138	68,260	220	-	(1)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	2,000	-	-
Total increase in net assets	7,412	127,330	49,192	1,377	(201)	(94)
Net Assets:
Beginning of period	534	64,661	9,517	486	485	500
End of year	$ 7,946	$ 191,991	$ 58,709	$ 1,863	$ 284	$ 406
Changes in Units:
Beginning units	49	5,871	1,211	49	49	50
Units purchased	947	25,301	12,890	296	-	-
Units sold	7	13,740	3,889	66	1	1
Ending units	989	17,432	10,212	279	48	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
From Operations:
Net Investment income (loss)	$ 25,614	$ 1,452	$ (4)	$ (5,750)	$ (1,061)	$ (804)
Net realized gain (loss) on investments	(24,303)	48,009	(3,677)	(90,639)	(9,701)	(19,878)
Net unrealized appreciation (depreciation) during the period	(64,000)	(214,985)	(227)	(194,903)	(27,059)	248
Net increase (decrease) in net assets from operations	(62,689)	(165,524)	(3,908)	(291,292)	(37,821)	(20,434)
From Variable Annuity Contract Transactions:
Contractholders' premiums	235,659	294,092	-	89,423	11,830	-
Administrative charges	(189)	(100)	(10)	(204)	(35)	-
Surrenders and forfeitures	(6,010)	(1,114)	-	(13,132)	(1,916)	(2,500)
Withdrawals due to death benefits	(750)	-	-	(835)	(52)	-
Transfers between portfolios and Guaranteed Accounts	209,896	96,040	3,690	613,880	99,182	1,130
Net increase (decrease) in net assets derived from contract transactions	438,606	388,918	3,680	689,132	109,009	(1,370)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	375,917	223,394	(228)	397,840	71,188	(21,804)
Net Assets:
Beginning of period	116,936	524	489	207,796	22,045	21,804
End of year	$ 492,853	$ 223,918	$ 261	$ 605,636	$ 93,233	$ -
Changes in Units:
Beginning units	11,409	48	48	20,078	1,890	2,046
Units purchased	106,802	42,947	2,186	107,872	16,512	5,824
Units sold	61,092	177	2,187	34,802	3,892	7,870
Ending units	57,119	42,818	47	93,148	14,510	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
From Operations:
Net Investment income (loss)	$ (1,044)	$ (16,467)	$ 11,667	$ 4,495	$ 6,580	$ 283
Net realized gain (loss) on investments	(9,242)	(568,961)	(3,485)	14,109	(56,531)	(381)
Net unrealized appreciation (depreciation) during the period	1,384	123,711	(75,022)	33,145	(98,179)	23,336
Net increase (decrease) in net assets from operations	(8,902)	(461,717)	(66,840)	51,749	(148,130)	23,238
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	250,026	294,092	58,373	17,604	-
Administrative charges	-	(200)	(125)	(79)	(97)	(3)
Surrenders and forfeitures	-	(3,658)	(1,226)	(4,318)	(3,586)	(918)
Withdrawals due to death benefits	-	-	-	(416)	(182)	-
Transfers between portfolios and Guaranteed Accounts	(44,553)	(1,812,070)	53,812	395,830	292,497	349,886
Net increase (decrease) in net assets derived from contract transactions	(44,553)	(1,565,902)	346,553	449,390	306,236	348,965
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	(53,455)	(2,027,619)	279,713	501,139	158,106	372,203
Net Assets:
Beginning of period	53,455	2,027,619	1,536	73,319	56,060	548
End of year	$ -	$ -	$ 281,249	$ 574,458	$ 214,166	$ 372,751
Changes in Units:
Beginning units	5,130	187,945	151	6,820	4,361	50
Units purchased	-	92,839	38,754	58,244	43,677	35,717
Units sold	5,130	280,784	2,500	17,799	12,858	704
Ending units	-	-	36,405	47,265	35,180	35,063

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
From Operations:
Net Investment income (loss)	$ 17,141	$ 4,566	$ 20,397	$ (16)	$ 5,364	$ -
Net realized gain (loss) on investments	-	(21,047)	17,011	60	(74,914)	17
Net unrealized appreciation (depreciation) during the period	(1)	(25,367)	(6,158)	887	(160,972)	(195)
Net increase (decrease) in net assets from operations	17,140	(41,848)	31,250	931	(230,522)	(178)
From Variable Annuity Contract Transactions:
Contractholders' premiums	5,686,698	88,270	689,500	-	89,423	-
Administrative charges	(1,282)	(94)	(369)	-	(233)	-
Surrenders and forfeitures	(145,769)	(6,856)	(10,457)	(1,346)	(13,187)	-
Withdrawals due to death benefits	-	(713)	(591)	-	(824)	-
Transfers between portfolios and Guaranteed Accounts	(3,116,671)	208,876	374,822	24,497	536,573	1
Net increase (decrease) in net assets derived from contract transactions	2,422,976	289,483	1,052,905	23,151	611,752	1
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	2,000	-
Total increase in net assets	2,440,116	247,635	1,084,155	24,082	383,230	(177)
Net Assets:
Beginning of period	351,615	101,779	95,472	513	207,763	502
End of year	$ 2,791,731	$ 349,414	$ 1,179,627	$ 24,595	$ 590,993	$ 325
Changes in Units:
Beginning units	34,330	9,343	8,970	49	21,100	49
Units purchased	1,112,116	50,865	141,446	3,605	99,863	-
Units sold	872,918	22,752	37,879	192	36,515	1
Ending units	273,528	37,456	112,537	3,462	84,448	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio	Small Cap Portfolio	Multi-Hedge Strategies
From Operations:

Net Investment income (loss)	$ 4,084	$ (409)	$ 26	$ 575	$ -	$ -
Net realized gain (loss) on investments	(2,573)	784	1	2,414	(71)	-
Net unrealized appreciation (depreciation) during the period	(34,517)	(11,673)	(95)	(2,267)	41	157
Net increase (decrease) in net assets from operations	(33,006)	(11,298)	(68)	722	(30)	157
From Variable Annuity Contract Transactions:
Contractholders' premiums	93,646	6,713	-	-	-	-
Administrative charges	(172)	(24)	-	(1)	-	-
Surrenders and forfeitures	(508)	(1,334)	-	(619)	-	-
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	9,698	66,828	-	18,350	(444)	9,563
Net increase (decrease) in net assets derived from contract transactions	102,664	72,183	-	17,730	(444)	9,563
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	69,658	60,885	(68)	18,452	(474)	9,720
Net Assets:
Beginning of period	510	9,447	521	3,448	474	-
End of year	$ 70,168	$ 70,332	$ 453	$ 21,900	$ -	$ 9,720
Changes in Units:
Beginning units	49	1,044	50	334	49	-
Units purchased	16,417	12,413	1	4,745	-	461
Units sold	6,015	2,437	-	1,509	49	-
Ending units	10,451	11,020	51	3,570	-	461

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	CLS AdvisorOne Amerigo	Commodities Strategy	Essential Portfolio Conservative	Essential Portfolio Moderate	Essential Portfolio Aggressive	Government Long Bond 1.2x Srategy
From Operations:
Net Investment income (loss)	$ -	$ 245	$ 2,943	$ 1,421	$ 97	$ 52
Net realized gain (loss) on investments	633	(1,775)	847	709	180	(119)
Net unrealized appreciation (depreciation) during the period	(24,102)	(1,398)	(10,375)	(13,244)	(2,495)	664
Net increase (decrease) in net assets from operations	(23,469)	(2,928)	(6,585)	(11,114)	(2,218)	597
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	4,500	-	-	-	-
Administrative charges	(100)	(27)	(61)	(59)	(220)	(41)
Surrenders and forfeitures	(268)	(1,487)	-	-	(87)	(15)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	63,029	2,501	81,201	81,201	279	(362)
Net increase (decrease) in net assets derived from contract transactions	62,661	5,487	81,140	81,142	(28)	(418)
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	10,000	2,000
Total increase in net assets	39,192	2,559	74,555	70,028	7,754	2,179
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 39,192	$ 2,559	$ 74,555	$ 70,028	$ 7,754	$ 2,179
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	1,782	338	3,260	3,270	426	538
Units sold	7	127	3	3	15	414
Ending units	1,775	211	3,257	3,267	411	124

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Hedged Equity	Inverse Government Long Bond Strategy	Inverse NASDAQ-100® Strategy	Inverse Russell 2000® 1.5x Strategy	Inverse S&P 500® Strategy	Nova
From Operations:
Net Investment income (loss)	$ (5)	$ 338	$ (7)	$ 57	$ 838	$ (8)
Net realized gain (loss) on investments	13	(10)	9,999	146	30,223	(119,112)
Net unrealized appreciation (depreciation) during the period	279	(24,477)	-	(1)	(25,986)	(1)
Net increase (decrease) in net assets from operations	287	(24,149)	9,992	202	5,075	(119,121)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	-	-
Administrative charges	-	(59)	(23)	(64)	(220)	(15)
Surrenders and forfeitures	(440)	-	(3)	(5,480)	(11,312)	(664)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	8,169	81,202	(9,966)	5,342	196,745	119,800
Net increase (decrease) in net assets derived from contract transactions	7,729	81,143	(9,992)	(202)	185,213	119,121
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	8,016	56,994	-	-	190,288	-
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 8,016	$ 56,994	$ -	$ -	$ 190,288	$ -
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	438	4,176	6,447	5,885	9,258	57,489
Units sold	23	4	6,447	5,885	6,020	57,489
Ending units	415	4,172	-	-	3,238	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	NASDAQ-100®	All-Cap Opportunity	U.S. Government Money Market	Blue Chip Growth II	Equity Income II	Health Sciences II
From Operations:
Net Investment income (loss)	$ 158	$ (4)	$ 1,682	$ 371	$ 5,624	$ (55)
Net realized gain (loss) on investments	(769)	(786)	-	(2,003)	(509)	(25,416)
Net unrealized appreciation (depreciation) during the period	(38,879)	105	-	(151,482)	(122,121)	(6,626)
Net increase (decrease) in net assets from operations	(39,490)	(685)	1,682	(153,114)	(117,006)	(32,097)
From Variable Annuity Contract Transactions:
Contractholders' premiums	9,000	-	849,982	401,123	392,122	4,500
Administrative charges	(82)	(24)	(547)	(159)	(149)	(36)
Surrenders and forfeitures	(1,222)	(1,975)	(4,988)	(4,216)	(1,539)	(1,278)
Withdrawals due to death benefits	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	109,718	7,946	(504,282)	96,422	14,671	61,541
Net increase (decrease) in net assets derived from contract transactions	117,414	5,947	340,165	493,170	405,105	64,727
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	77,924	5,262	341,847	340,056	288,099	32,630
Net Assets:
Beginning of period	-	-	-	540	499	837
End of year	$ 77,924	$ 5,262	$ 341,847	$ 340,596	$ 288,598	$ 33,467
Changes in Units:
Beginning units	-	-	-	50	49	73
Units purchased	7,527	809	2,329,995	55,675	42,722	13,720
Units sold	121	226	1,989,744	2,058	276	9,338
Ending units	7,406	583	340,251	53,667	42,495	4,455

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income Portfolio II
From Operations:
Net Investment income (loss)	$ (30)	$ 53	$ 19	$ (4)	$ (506)	$ 1
Net realized gain (loss) on investments	390	38	42	119	(1,476)	14
Net unrealized appreciation (depreciation) during the period	(1,597)	(301)	(317)	(386)	(33,151)	(181)
Net increase (decrease) in net assets from operations	(1,237)	(210)	(256)	(271)	(35,133)	(166)
From Variable Annuity Contract Transactions:
Contractholders' premiums	15,825	-	6,689	-	11,830	-
Administrative charges	(12)	-	(13)	-	(33)	-
Surrenders and forfeitures	(1,242)	-	(634)	-	(1,889)	-
Withdrawals due to death benefits	-	-	-	-	(55)	-
Transfers between portfolios and Guaranteed Accounts	158,826	(1,682)	18,547	-	90,708	-
Net increase (decrease) in net assets derived from contract transactions	173,397	(1,682)	24,589	-	100,561	-
Amounts contributed by OM Financial Life Insurance Company	-	-	-	-	-	-
Total increase in net assets	172,160	(1,892)	24,333	(271)	65,428	(166)
Net Assets:
Beginning of period	690	3,645	525	568	22,000	499
End of year	$ 172,850	$ 1,753	$ 24,858	$ 297	$ 87,428	$ 333
Changes in Units:
Beginning units	73	352	50	48	2,107	49
Units purchased	29,047	-	2,982	-	16,394	-
Units sold	332	163	80	1	4,316	1
Ending units	28,788	189	2,952	47	14,185	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2008	EFT 60 - Class ll	EFT 80 -Class ll
From Operations:
Net Investment income (loss)	$-	$-
Net realized gain (loss) on investments	(11)	(27)
Net unrealized appreciation (depreciation) during the period	-	-
Net increase (decrease) in net assets from operations	(11)	(27)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-
Administrative charges	-	-
Surrenders and forfeitures	-	-
Withdrawals due to death benefits	-	-
Transfers between portfolios and Guaranteed Accounts	11	27
Net increase (decrease) in net assets derived from contract transactions	11	27
Amounts contributed by OM Financial Life Insurance Company	-	-
Total increase in net assets	-	-
Net Assets:
Beginning of period	-	-
End of year	$-	$-
Changes in Units:
Beginning units	-	-
Units purchased	64	117
Units sold	64	117
Ending units	-	-

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Total	VPS International Growth Portfolio B	VPS International Value Portfolio B	VP Income & Growth Fund II	VP International Fund II	VP Mid Cap Value Fund II
From Operations:
Net Investment income (loss)	$ 36,452	$ (1)	$ (1,223)	$ 2	$ (4)	$ (5)
Net realized gain (loss) on investments	18,065	179	653	-	-	64
Net unrealized appreciation (depreciation) during the period	(130,741)	(112)	(6,275)	(22)	73	(53)
Net increase (decrease) in net assets from operations	(76,224)	66	(6,845)	(20)	69	6
From Variable Annuity Contract Transactions:
Contractholders' premiums	3,511,245	-	15,164	-	-	-
Surrenders and forfeitures	(5,312)	-	(940)	-	-	-
Transfers between portfolios and Guaranteed Accounts	238,037	(1)	200,060	-	-	(37)
Net increase (decrease) in net assets derived from contract transactions	3,743,970	(1)	214,284	-	-	(37)
Amounts contributed by OM Financial Life Insurance Company	100,000	500	8,900	500	500	500
Total increase in net assets	3,767,746	565	216,339	480	569	469
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 3,767,746	$ 565	$ 216,339	$ 480	$ 569	$ 469
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	696,402	48	21,916	48	48	49
Units sold	341,704	-	1,430	-	-	-
Ending units	354,698	48	20,486	48	48	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VP Value Fund II	Franklin Global Communication Securities Fund - Class 2	Mutual Global Discovery Securities Fund - Class 2	Mutual Shares Securities Fund - Class 2	Franklin U.S. Government Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2
From Operations:
Net Investment income (loss)	$ 1	$ (8)	$ 1	$ 1	$ (264)	$ 5
Net realized gain (loss) on investments	(58)	80	6	17	100	90
Net unrealized appreciation (depreciation) during the period	(14)	75	26	(22)	1,866	50
Net increase (decrease) in net assets from operations	(71)	147	33	(4)	1,702	145
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	7,049	-
Surrenders and forfeitures	-	-	-	-	(294)	-
Transfers between portfolios and Guaranteed Accounts	26	(56)	-	-	73,701	(15)
Net increase (decrease) in net assets derived from contract transactions	26	(56)	-	-	80,456	(15)
Amounts contributed by OM Financial Life Insurance Company	500	500	500	500	4,300	500
Total increase in net assets	455	591	533	496	86,458	630
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 455	$ 591	$ 533	$ 496	$ 86,458	$ 630
Changes in Units:
Beginning units	-	-	-		-	-
Units purchased	49	49	49	49	8,786	48
Units sold	-	-	-	-	484	-
Ending units	49	49	49	49	8,302	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Templeton Global Asset Allocation Fund - Class 2	Templeton Global Bond Securities Fund - Class 2	Variable Small Cap Growth Portfolio II	Variable Fundamental Value Portfolio II	Variable Aggressive Growth Portfolio II	Variable Strategic Bond Portfolio II
From Operations:
Net Investment income (loss)	$ 109	$ (281)	$ (108)	$ (4)	$ (7)	$ 16
Net realized gain (loss) on investments	90	209	683	24	3	-
Net unrealized appreciation (depreciation) during the period	(165)	1,100	(630)	(34)	(11)	(16)
Net increase (decrease) in net assets from operations	34	1,028	(55)	(14)	(15)	(0)
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	5,041	508	-	-	-
Surrenders and forfeitures	-	(242)	(47)	-	-	-
Transfers between portfolios and Guaranteed Accounts	-	55,834	7,811	-	-	-
Net increase (decrease) in net assets derived from contract transactions	-	60,633	8,272	-	-	-
Amounts contributed by OM Financial Life Insurance Company	500	3,000	1,300	500	500	500
Total increase in net assets	534	64,661	9,517	486	485	500
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 534	$ 64,661	$ 9,517	$ 486	$ 485	$ 500
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	6,219	2,667	49	49	50
Units sold	-	348	1,456	-	-	-
Ending units	49	5,871	1,211	49	49	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	AMT Lehman Brothers Short Duration Bond Portfolio Class I	AMT Partners Portfolio Class I	AMT Regency Portfolio Class S	AMT Guardian Portfolio Class S	AMT MidCap Growth Portfolio Class S	VA Asset Allocation Balanced Portfolio
From Operations:
Net Investment income (loss)	$ 1,190	$ (4)	$ (5)	$ (812)	$ (147)	$ 197
Net realized gain (loss) on investments	8	52	12	589	313	147
Net unrealized appreciation (depreciation) during the period	(812)	(24)	(18)	(766)	(78)	(248)
Net increase (decrease) in net assets from operations	386	24	(11)	(989)	88	96
From Variable Annuity Contract Transactions:
Contractholders' premiums	10,057	-	-	16,139	1,516	-
Surrenders and forfeitures	(337)	-	-	(813)	(94)	(521)
Transfers between portfolios and Guaranteed Accounts	99,130	-	-	184,259	18,635	21,729
Net increase (decrease) in net assets derived from contract transactions	108,850	-	-	199,585	20,057	21,208
Amounts contributed by OM Financial Life Insurance Company	7,700	500	500	9,200	1,900	500
Total increase in net assets	116,936	524	489	207,796	22,045	21,804
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 116,936	$ 524	$ 489	$ 207,796	$ 22,045	$ 21,804
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	12,003	48	48	21,517	2,154	2,095
Units sold	594	-	-	1,439	264	49
Ending units	11,409	48	48	20,078	1,890	2,046

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VA Asset Allocation Conservative Portfolio	VA Asset Allocation Moderate Growth Portfolio	VIT High Yield Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	VIT Global Bond Portfolio (Unhedged) (Advisor Class)
From Operations:
Net Investment income (loss)	$ 1,169	$ 29,714	$ 34	$ 405	$ 980	$ 8
Net realized gain (loss) on investments	133	12,586	-	228	1,108	1
Net unrealized appreciation (depreciation) during the period	(1,384)	(123,711)	(30)	2,758	4,013	39
Net increase (decrease) in net assets from operations	(82)	(81,411)	4	3,391	6,101	48
From Variable Annuity Contract Transactions:
Contractholders' premiums	50,000	-	-	6,041	4,041	-
Surrenders and forfeitures	-	-	-	(251)	(247)	-
Transfers between portfolios and Guaranteed Accounts	3,037	2,108,530	1,032	60,138	43,765	-
Net increase (decrease) in net assets derived from contract transactions	53,037	2,108,530	1,032	65,928	47,559	-
Amounts contributed by OM Financial Life Insurance Company	500	500	500	4,000	2,400	500
Total increase in net assets	53,455	2,027,619	1,536	73,319	56,060	548
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 53,455	$ 2,027,619	$ 1,536	$ 73,319	$ 56,060	$ 548
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	5,130	188,134	151	7,525	5,175	50
Units sold	-	189	-	705	814	-
Ending units	5,130	187,945	151	6,820	4,361	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	VIT Money Market Portfolio (Administrative Class)	VIT Real Return Portfolio (Advisor Class)	VIT Total Return Portfolio (Advisor Class)	Cullen Value VCT Portfolio II	Equity Income VCT Portfolio II	Pioneer Fund VCT Portfolio II
From Operations:
Net Investment income (loss)	$ 3,962	$ 531	$ 564	$ (4)	$ 538	$ (2)
Net realized gain (loss) on investments	-	464	131	(20)	(384)	-
Net unrealized appreciation (depreciation) during the period	-	2,235	1,912	15	(8,955)	4
Net increase (decrease) in net assets from operations	3,962	3,230	2,607	(9)	(8,801)	2
From Variable Annuity Contract Transactions:
Contractholders' premiums	3,360,428	9,049	8,049	-	16,139	-
Surrenders and forfeitures	-	(297)	(294)	-	(796)	-
Transfers between portfolios and Guaranteed Accounts	(3,028,275)	83,897	79,110	22	192,021	-
Net increase (decrease) in net assets derived from contract transactions	332,153	92,649	86,865	22	207,364	-
Amounts contributed by OM Financial Life Insurance Company	15,500	5,900	6,000	500	9,200	500
Total increase in net assets	351,615	101,779	95,472	513	207,763	502
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 351,615	$ 101,779	$ 95,472	$ 513	$ 207,763	$ 502
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	364,257	10,188	9,805	49	22,981	49
Units sold	329,927	845	835	-	1,881	-
Ending units	34,330	9,343	8,970	49	21,100	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	High Yield VCT Portfolio II	Small Cap Value VCT Portfolio II	Strategic Income VCT Portfolio II	Micro Cap Portfolio	Small Cap Portfolio	Blue Chip Growth II
From Operations:
Net Investment income (loss)	$ 16	$ (64)	$ 17	$ 1	$ (7)	$ (7)
Net realized gain (loss) on investments	-	(81)	3	299	22	-
Net unrealized appreciation (depreciation) during the period	(7)	(654)	1	(388)	(41)	47
Net increase (decrease) in net assets from operations	9	(799)	21	(88)	(26)	40
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	508	-	-	-	-
Surrenders and forfeitures	-	(46)	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	1	8,484	-	3,036	-	-
Net increase (decrease) in net assets derived from contract transactions	1	8,946	-	3,036	-	-
Amounts contributed by OM Financial Life Insurance Company	500	1,300	500	500	500	500
Total increase in net assets	510	9,447	521	3,448	474	540
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 510	$ 9,447	$ 521	$ 3,448	$ 474	$ 540
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	1,255	50	334	49	50
Units sold	-	211	-	-	-	-
Ending units	49	1,044	50	334	49	50

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	Equity Income II	Health Sciences II	Third Avenue Value Portfolio	UIF Core Plus Fixed Income Portfolio II	UIF Emerging Markets Debt Portfolio II	UIF Mid Cap Growth Portfolio II
From Operations:
Net Investment income (loss)	$ 1	$ (11)	$ 5	$ 68	$ 28	$ (7)
Net realized gain (loss) on investments	32	62	49	-	17	25
Net unrealized appreciation (depreciation) during the period	(34)	36	(114)	41	(20)	50
Net increase (decrease) in net assets from operations	(1)	87	(60)	109	25	68
From Variable Annuity Contract Transactions:
Contractholders' premiums	-	-	-	-	-	-
Surrenders and forfeitures	-	-	-	-	-	-
Transfers between portfolios and Guaranteed Accounts	-	-	-	3,036	-	-
Net increase (decrease) in net assets derived from contract transactions	-	-	-	3,036	-	-
Amounts contributed by OM Financial Life Insurance Company	500	750	750	500	500	500
Total increase in net assets	499	837	690	3,645	525	568
Net Assets:
Beginning of period	-	-	-	-	-	-
End of year	$ 499	$ 837	$ 690	$ 3,645	$ 525	$ 568
Changes in Units:
Beginning units	-	-	-	-	-	-
Units purchased	49	73	73	352	50	48
Units sold	-	-	-	-	-	-
Ending units	49	73	73	352	50	48

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Statements of Changes in Net Assets (Continued)

For the Periods Ended December 31, 2008 and 2007

For the Period Ended December 31, 2007	UIF Mid Cap Value Portfolio II	VK LIT Growth and Income II
From Operations:	.
Net Investment income (loss)	$ (137)	$ -
Net realized gain (loss) on investments	111	19
Net unrealized appreciation (depreciation) during the period	(425)	(19)
Net increase (decrease) in net assets from operations	(451)	-
From Variable Annuity Contract Transactions:
Contractholders' premiums	1,516	-
Surrenders and forfeitures	(93)	-
Transfers between portfolios and Guaranteed Accounts	19,128	(1)
Net increase (decrease) in net assets derived from contract transactions	20,551	(1)
Amounts contributed by OM Financial Life Insurance Company	1,900	500
Total increase in net assets	22,000	499
Net Assets:
Beginning of period	-	-
End of year	$ 22,000	$ 499
Changes in Units:
Beginning units	-	-
Units purchased	2,340	49
Units sold	233	-
Ending units	2,107	49

See accompanying notes to financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization

On July 31, 2006, the Old Mutual Financial Network Separate Account VA (“Separate Account”) was established under the provisions of Maryland law as a separate investment account of OM Financial Life Insurance Company(“OMFLIC”). The operations of the Separate Account commenced on February 2, 2007. OMFLIC is an indirect wholly owned subsidiary of Old Mutual plc. Under Maryland law, OMFLIC owns the Separate Account assets, but they are held separately from OMFLIC’s other assets and are not charged with any liability or credited with any gain of business unrelated to the Separate Account. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the “Contracts”) are allocated until maturity or termination of the Contracts or transfer to options available in the general account of OMFLIC. A contract owner may allocate all or a part of the premiums paid to the underlying mutual fund options (“Subaccounts”) of a number of open-end investment management companies within the Separate Account or to options available in the general account of OMFLIC.

In 2007, Contracts were sold under the Beacon Navigator. In 2008, Contracts were sold under both the Beacon Navigator and Beacon Advisor.  The Beacon Advisor Contracts are registered with the Securities and Exchange Commission ("SEC").  The Beacon Navigator Contracts were registered with the SEC through April 30, 2009.  The underlying mutual fund options are not available to the general public directly. The Contracts are distributed through various broker-dealers (“Distributors”) contracted by Old Mutual Financial Network Securities, Inc., which is also an indirect wholly owned subsidiary of Old Mutual plc. All persons selling the Contracts are registered representatives of the Distributors, and are licensed and appointed by Old Mutual Financial Network Securities, Inc.

OMFLIC has structured the Separate Account as a unit investment trust registered with the SEC under the Investment Company Act of 1940, as amended. The Separate Account is comprised of sixty-five Subaccounts as of December 31, 2008:

AllianceBernstein Variable Products Series Fund

VPS International Growth Portfolio B
VPS International Value Portfolio B

American Century Investments Variable Portfolios, Inc.

VP Income & Growth II
VP International Fund II
VP Mid Cap Value Fund II
VP Value Fund II

Franklin Templeton Variable Insurance Products Trust

Franklin Global Communication Securities Fund - Class 2
Mutual Global Discovery Securities Fund - Class 2
Mutual Shares Securities Fund - Class 2
Franklin U.S. Government Fund - Class 2
Templeton Developing Markets Securities Fund - Class 2
Templeton Global Asset Allocation Fund - Class 2
Templeton Global Bond Securities Fund - Class 2

Legg Mason Partners Variable Equity Trust

Variable Small Cap Growth Portfolio II
Variable Fundamental Value Portfolio II
Variable Aggressive Growth Portfolio II

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

Legg Mason Partners Variable Income Trust

Variable Strategic Bond Portfolio II

Neuberger Berman Advisors Management Trust

AMT Lehman Brothers Short Duration Bond Portfolio Class I
AMT Partners Portfolio Class I
AMT Regency Portfolio Class S
AMT Guardian Portfolio Class S
AMT MidCap Growth Portfolio Class S

PIMCO Variable Insurance Trust

VIT High Yield Portfolio (Administrative Class)
VIT Long-Term U.S. Government Portfolio (Administrative Class)
VIT Commodity Real Return StrategyTM Portfolio (Advisor Class)
VIT Global Bond Portfolio (Unhedged) (Advisor Class)
VIT Money Market Portfolio (Administrative Class)
VIT Real Return Portfolio (Advisor Class)
VIT Total Return Portfolio (Advisor Class)

Pioneer Variable Contracts Trust (Class II Shares)

Cullen Value VCT Portfolio II
Equity Income VCT Portfolio II
Pioneer Fund VCT Portfolio II
High Yield VCT Portfolio II
Small Cap Value VCT Portfolio II
Strategic Income VCT Portfolio II

Royce Capital Fund

Micro Cap Portfolio (Service Class)

Rydex Variable Trust (Beacon Advisor only)

Multi-Hedge Strategies
CLS AdvisorOne Amerigo
CLS AdvisorOne Berolina
CLS AdvisorOne Clermont
Commodities Strategy
Essential Portfolio Conservative
Essential Portfolio Moderate
Essential Portfolio Aggressive
Government Long Bond 1.2x Strategy
Hedged Equity
Inverse Government Long Bond Strategy
Inverse NASDAQ-100® Strategy
Inverse Russell 2000® 1.5x Strategy
Inverse S&P 500® Strategy
Multi-Cap Core Equity
Nova
NASDAQ-100®
Russell 2000® 1.5x Strategy
All-Cap Opportunity
U.S. Government Money Market

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

T. Rowe Price Equity Series, Inc.

Blue Chip Growth II
Equity Income II
Health Sciences II

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Van Kampen

UIF Core Plus Fixed Income Portfolio II
UIF Emerging Markets Debt Portfolio II
UIF Mid Cap Growth Portfolio II
UIF Mid Cap Value Portfolio II
VK LIT Growth and Income II

The contract owner’s equity depends directly on the underlying investment performance of the Subaccounts that are selected by the contract owner, and equity transactions by contract owners adjusted for fees and charges.

Premiums from the Contracts are allocated to the Subaccounts in accordance with contract owner instructions and are recorded as contract holders’ premiums in the statements of changes in net assets. The Separate Account assets are the property of OMFLIC.

Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Accounts (not shown), which are part of OMFLIC’s general account.

A contract owner may choose from among a number of different open-end investment management companies. The underlying portfolios are available through the variable annuity contracts and therefore, not available to the general public directly.

The names of certain Subaccounts were changed during 2008. The following is a summary of current and former names of those Subaccounts:

Current Name	Former Name

American Century Investments Variable Portfolios, Inc.:

VP International Fund II	VP International Class Fund II

Franklin Templeton Variable Insurance Products Trust:

Mutual Global Discovery Securities	Mutual Discovery Securities
Fund - Class 2	Fund - Class 2
Templeton Global Asset Allocation	Templeton Global Asset Allocation
Fund - Class 2	Securities Fund - Class 2
Templeton Global Asset Allocation	Templeton Global Income Securities
Fund - Class 2	Fund - Class 2

Legg Mason Partners Variable Equity Trust
Variable Aggressive Growth Portfolio II	Smith Barney Aggressive Growth Portfolio II

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 1: Organization (continued)

Current Name	Former Name

Neuberger Berman Advisors Management Trust:

AMT Lehman Brothers Short Duration	AMT Lehman Brothers
Portfolio Bond I	Duration Bond I

PIMCO Variable Insurance Trust:

VIT High Yield Portfolio (Administrative Class)	VIT High Yield Portfolio
VIT Long-Term U.S. Government Portfolio (Administrative Class)	VIT Long-Term U.S. Government Portfolio
VIT Commodity Real Return StrategyTM Portfolio	VIT Commodity Real Return Strategy Portfolio
(Advisor Class)

VIT Global Bond Portfolio (Unhedged) (Advisor Class)	VIT Global BondPortfolio
VIT Money Market Portfolio (Administrative Class)	VIT Money Market Portfolio
VIT Real Return Portfolio (Advisor Class)	VIT Real Return Portfolio
VIT Total Return Portfolio (Advisor Class)	VIT Total Return Portfolio

Royce Capital Fund:

Micro Cap Portfolio (Service Class)	Micro-Cap Portfolio

Van Kampen:

VK LIT Growth and Income II	VK LIT Growth and Income Portfolio II

Effective January 15, 2008, the Small Cap Portfolio offered through the Royce Capital Fund is no longer available to contract holders. The VA Asset Allocation Balanced Portfolio, VA Asset Allocation Conservative Portfolio and VA Asset Allocation Moderate Growth Portfolio Subaccounts, all offered through the Old Mutual Advisor Funds, an OMFLIC affiliate, are no longer available to contract holders effective October 31, 2008. The EFT 60 Class-II and EFT 80 Class II Subaccounts, offered through XTF, are also no longer available to contract holders, effective March 11, 2008. The Franklin Global Communication Securities Fund Class 2, offered through Franklin Templeton Variable Insurance Products Trust, is also no longer available to contract holders, effective April 24, 2009.

Subaccounts previously managed by the investment advisors “The Universal Institutional Funds, Inc.” and “Life Investment Trust” are now managed by “Van Kampen”.

Some of the Subaccounts have been established by investment advisors which manage publicly traded mutual funds having similar names and investment objectives. The underlying portfolios of the Subaccounts are not publicly traded mutual funds, and are not the same as publicly traded mutual funds with very similar names. The investment performance and results of the Subaccounts available under the Contract may vary significantly from the investment results of publicly traded mutual funds even if the investment objectives and policies of some of the underlying portfolios are the same and are managed by the same investment advisors.

Note 2: Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 2: Summary of Significant Accounting Policies (continued)

(a) Investment Valuation

The fair value of the underlying Subaccounts is based on the closing net asset value per share at December 31, 2008 and 2007, respectively. Transactions are recorded on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date.

(b) Realized Gains and Losses

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

(c) Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of OMFLIC. OMFLIC does not provide for income taxes within the Separate Account. Upon termination or withdrawal, personal income taxes are the responsibility of the contract owners.

(d) Estimates

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect amounts of assets and liabilities and disclosures of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ from those estimates.

Note 3: Recently Adopted Accounting Standards

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value Measurements” (“FAS No. 157”). FAS No. 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS No. 157 does not expand the use of fair value to any new circumstances.

Under FAS No. 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities and the lowest priority to fair values determined using methodologies and models with unobservable inputs. FAS No. 157 also requires separate disclosure of fair value measurement by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using observable data.

The adoption of FAS No. 157 on January 1, 2008 did not have an impact on the Separate Account’s net assets or results of operations. New disclosures are included in the Financial Instruments footnote.

Note 4: Financial Instruments

The Separate Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund’s next computed net asset values (“NAV”). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 4: Financial Instruments (continued)

The Separate Account’s financial assets are recorded at fair value of $11,705,616 on the Statement of Assets and Liabilities and are categorized as Level 1 as of December 31, 2008, based on the priority of the inputs to the valuation technique below. The Separate Account had no financial liabilities as of December 31, 2008. The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FAS No. 157.

The FAS No. 157 fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to fair values determined using methodologies and models with unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪	Level 1 – Unadjusted quoted prices for identical assets or liabilities in an active market.
▪

Level 2 – Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the assets or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets of liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

Note 5: Death Benefits

Death benefit proceeds result in redemption of contract value from the Separate Account and payment of those proceeds to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by OMFLIC’s general account.

Note 6: Subsequent Event

Recent market conditions have resulted in an unusually high degree of volatility and increased risks related to short term liquidity of certain investments held by the Separate Account which could impact the value of investments after the date of these financial statements. The Separate Account consists of investments exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investments, it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect the amounts reported in the financial statements. Subsequent to year-end, there has been a significant decline in the fair value of certain of the Subaccounts.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 7: Purchases and Sales of Investments

The cost of purchases and proceeds from the sales of investments for the period ended December 31, 2008 and 2007 were as follows:

	Period Ending 12/31/2008		Period Ending 12/31/2007
Subaccount	Purchases	Sales	Purchases	Sales

VPS International Growth Portfolio B	$ 22,832	$ 1,199	$ 685	$ 7
VPS International Value Portfolio B	1,149,497	242,408	242,555	20,226
VP Income and Growth Fund II	21,340	56	509	7
VP International Fund II	37,877	1,314	503	7
VP Mid Cap Value Fund II	114,333	67,879	6,508	6,044
VP Value Fund II	15,623	1,069	2,351	1,785
Franklin Global Communication Securities Fund - Class 2	51,001	31,868	6,499	6,063
Mutual Global Discovery Securities Fund - Class 2	69,893	915	513	7
Mutual Shares Securities Fund - Class 2	38,021	4,550	525	7
Franklin U.S. Government Fund - Class 2	869,865	215,485	90,055	5,561
Templeton Developing Markets Securities Fund - Class 2	36,597	4,790	2,555	2,023
Templeton Global Asset Allocation Fund - Class 2	9,351	61	708	7
Templeton Global Bond Securities Fund - Class 2	280,358	151,117	67,568	4,214
Variable Small Cap Growth Portfolio II	96,788	27,738	22,136	12,029
Variable Fundamental Value Portfolio II	2,925	674	527	7
Smith Barney Aggressive Growth Portfolio II	-	6	503	7
Variable Strategic Bond Portfolio II	27	7	522	7
AMT Lehman Brothers Short Duration Bond Portfolio Class I	1,042,347	577,117	124,405	6,666
AMT Partners Portfolio Class I	440,910	1,282	555	7
AMT Regency Portfolio Class S	21,624	17,950	514	7
AMT Guardian Portfolio Class S	957,982	245,306	223,887	15,910
AMT MidCap Growth Portfolio Class S	140,085	31,936	25,017	3,207
VA Asset Allocation Balanced Portfolio	57,967	59,986	22,614	600
VA Asset Allocation Conservative Portfolio	96	45,640	54,982	142
VA Asset Allocation Moderate Growth Portfolio	888,188	2,470,585	2,158,762	7,402
VIT High Yield Portfolio (Administrative Class)	380,990	21,977	1,575	9
VIT Long-Term U.S. Government Portfolio (Administrative Class)	664,730	203,229	78,208	7,877
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	431,947	115,367	63,456	12,511
VIT Global Bond Portfolio (Unhedged) Advisor Class)	356,171	6,887	516	7
VIT Money Market Portfolio (Administrative Class)	11,374,421	8,934,270	3,733,056	3,381,435
VIT Real Return Portfolio (Advisor Class)	530,790	235,568	108,787	9,490
VIT Total Return Portfolio (Advisor Class)	1,496,555	399,349	102,676	9,258

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 7: Purchases and Sales of Investments (continued)

	Period Ending 12/31/2008		Period Ending 12/31/2007
Subaccount	Purchases	Sales	Purchases	Sales

Cullen Value VCT Portfolio II	$ 24,512	$ 1,367	$ 9,153	$ 8,649
Equity Income VCT Portfolio II	926,257	267,457	237,436	20,041
Pioneer Fund VCT Portfolio II	24	7	505	7
High Yield VCT Portfolio II	167,721	60,285	525	7
Small Cap Value VCT Portfolio II	97,044	19,237	12,561	2,089
Strategic Income VCT Portfolio II	34	8	527	7
Micro Cap Portfolio (Service Class)	35,890	14,800	3,875	40
Small-Cap Portfolio	-	444	522	7
Multi-Hedge Strategies	9,561	-	-	-
CLS AdvisorOne Amerigo	63,876	439	-	-
Commodities Strategy	7,246	1,513	-	-
Essential Portfolio Conservative	85,020	81	-	-
Essential Portfolio Moderate	83,361	78	-	-
Essential Portfolio Aggressive	10,605	342	-	-
Government Long Bond 1.2x Strategy	6,754	5,115	-	-
Hedged Equity	8,168	446	-	-
Inverse Government Long Bond Strategy	81,558	79	-	-
Inverse NASDAQ-100® Strategy	118,105	128,104	-	-
Inverse Russell 2000® 1.5x Strategy	212,367	212,513	-	-
Inverse S&P 500® Strategy	504,615	318,559	-	-
Nova	398,441	279,329	-	-
NASDAQ-100®	118,894	1,323	-	-
All-Cap Opportunity	7,955	2,003	-	-
U.S. Government Money Market	2,343,572	2,001,723	-	-
Blue Chip Growth II	511,841	18,302	500	7
Equity Income II	413,139	2,398	540	7
Health Sciences II	132,743	67,655	811	11
Third Avenue Value Portfolio	176,114	1,962	814	10
UIF Core Plus Fixed Income Portfolio II	84	1,713	3,644	40
UIF Emerging Markets Debt Portfolio II	25,289	662	552	7
UIF Mid Cap Growth Portfolio II	124	7	525	7
UIF Mid Cap Value Portfolio II	158,353	33,670	25,080	2,567
VK LIT Growth and Income II	22	7	525	7
EFT 60 Class-ll	619	608	-	-
EFT 80 Class-ll	1,187	1,160	-	-
Total	$ 28,332,226	$ 17,560,981	$ 7,442,327	$ 3,546,046

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 8: Expenses and Related Party Transactions

(a) Deductions from Premiums

There are no sales charges deducted from the premiums at the time the premiums are paid. Additionally, there are no deductions made from premiums for taxes that some states and municipalities levy on annuities.

(b) Mortality and Expense Charges

No mortality and expense risk charges are assessed for the basic features of the Beacon Advisor product. The Separate Account is charged a daily mortality and expense risk charge at an annual rate of 1.55% for the Beacon Navigator product. OMFLIC reserves the right to increase this charge for the Beacon Navigator product, but in no event will it be greater than 2%. Optional features are available for the Beacon Advisor and Beacon Navigator products which increase the mortality and expense risks under the Contracts. The annual rate charged for these features ranges in price from 0.05% to 1.15% of the Contract value and is deducted daily on a pro-rata basis.

(c) Administrative Charges

No administrative fees are currently assessed for the Beacon Navigator product. The Beacon Advisor product has an administrative fee of $240 per year that is deducted monthly from the subaccount investment. OMFLIC reserves the right to charge an annual fee on the contract anniversary up to a maximum of $50 and $600 per contract for the Beacon Navigator and Beacon Advisor product, respectively.

During any given contract year, the first 20 transfers by Beacon Navigator contract owners of amounts in the Subaccounts are free of charge. A fee of $20 is assessed for each additional transfer. No fees were assessed to contract owners for transfers during 2008 and 2007.

The Contract provides for an initial free-look period. If a Contract is cancelled within time constraints (“right to examine period”) the contract value will be returned in the states where it is permitted. In states that require a refund of at least the full premium, the refund will consist of the premiums paid and any interest earned thereon less any withdrawals made during the right to examine period.

No charges are assessed upon withdrawal or surrender of the Beacon Advisor product. For the Beacon Navigator product, a withdrawal charge may be deducted from proceeds upon surrender or certain withdrawals in the first seven contract years ranging from 1% to 8% of the contract value withdrawn in excess of free or systematic withdrawals as defined in the Contract. However, subject to certain restrictions, up to 10% of the premiums paid as of the previous contract anniversary may be surrendered or withdrawn free of withdrawal charges. For the period ended December 31, 2008 and 2007, charges of $4,076 and $138, respectively, are included with surrenders and forfeitures in the statement of changes in net assets. These charges are assessed against each policy, when applicable, by liquidating units.

Total administrative costs for the period ended December 31, 2008 were $5,900. For the period ended December 31, 2007, there were no administrative costs incurred by the subaccounts and, therefore, no administrative charges were listed on the statements of changes in net assets.

Old Mutual Capital, Inc. is an affiliate of OMFLIC and provides investment advisor services to the funds offered by Old Mutual Advisor Funds which included the VA Asset Allocation Balanced Portfolio, VA Asset Allocation  Conservative  Portfolio  and  the  VA  Asset Allocation  Moderate  Growth  Portfolio. OMFLIC,  or an affiliate,  may  receive  compensation  from  a  fund  or  its   investment    advisor  or   distributor  (or

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 8: Expenses and Related Party Transactions (continued)

affiliates thereof) in connection with the administration, distribution, or other services provided with respect to the funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the Contracts and other contracts issued by OMFLIC (or an affiliate). These percentages differ, and some funds, advisors, or distributors (or affiliates) may pay OMFLIC more than others. OMFLIC also may receive 12b-1 fees.

The VA Asset Allocation Balanced Portfolio, VA Asset Allocation Conservative Portfolio and the VA Asset Allocation Moderate Growth Portfolio subaccounts, all offered through the Old Mutual Advisor Funds, an OMFLIC affiliate, are no longer available to contract holders effective October 31, 2008.

(d) Transfers between Investment Portfolios

Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Accounts (not shown), which are part of OMFLIC’s general account. The net transfer into the Subaccounts from the guaranteed accounts amounts to $702,809 in 2008 and $238,037 in 2007 and is reflected in the statement of changes in net assets.

(e) Income Taxes

Under the provisions of the Contract, OMFLIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax. OMFLIC reserves the right to levy charges in the future for taxes (except state premium taxes) or other economic burdens resulting from taxes that are determined are properly attributable to the Separate Account.

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights

OMFLIC offers variable annuity products through the Separate Account that have various combinations of features and fees that are assessed to the contract holder. Differences in fee structures result in different contract expense rates, unit fair values and total returns. The following table is a summary of units, unit fair values and contract holders’ equity for variable annuity contracts as of the periods indicated and net investment income ratio, policy expense ratio and total return for 2008 and 2007 (the initial year of the Subaccounts). The information is presented as a range of minimum and maximum values based upon product grouping. The range is determined by identifying the lowest and highest contract expense rates. The unit fair values and total returns related to those identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented.

	At December 31, 2008			For the Period Ended December 31, 2008
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	2,439	$ 5.77 to $5.93	$ 14,074	0.5%	0.05 to 1.55%	-107.8 to -86.4%
VPS International Value Portfolio B	129,137	4.76 to 5.20	643,415	3.6%	0.05 to 2.95%	-99.9 to 13.2%
American Century Investments Variable Portfolios, Inc.
VP Income and Growth Fund II	3,092	6.38 to 7.04	21,759	0.3%	0.25 to 1.55%	-46.5 to 1.1%
VP International Fund II	6,049	6.18 to 6.41	37,533	0.2%	0.05 to 1.55%	-39.5 to 8.7%
VP Mid Cap Value Fund II	2,918	7.14 to 8.06	23,489	0.0%	0.05 to 1.55%	-39.7 to -31.5%
VP Value Fund II	1,562	6.66 to 7.77	12,097	0.5%	0.05 to 1.55%	-34.0 to -22.6%
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	2,410	6.27 to 6.34	15,129	0.0%	0.05 to 1.55%	-42.4 to -12.2%
Mutual Global Discovery Securities Fund - Class 2	8,602	7.67 to 7.77	66,824	4.9%	0.05 to 1.95%	-27.0 to -1.3%
Mutual Shares Securities Fund - Class 2	4,029	6.28 to 6.81	27,428	0.1%	0.05 to 1.55%	-49.7 to -24.4%
Franklin U.S. Government Fund - Class 2	69,449	10.51 to 11.11	757,775	3.9%	0.05 to 2.95%	5.0 to 22.2%
Templeton Developing Markets Securities Fund - Class 2	3,877	5.55 to 6.16	22,547	6.5%	0.05 to 1.95%	-70.5 to 8.0%
Templeton Global Asset Allocation Fund - Class 2	989	7.97 to 8.04	7,945	1.4%	1.55 to 1.95%	-63.2 to -21.0%
Templeton Global Bond Securities Fund - Class 2	17,432	10.28 to 11.60	192,730	3.9%	0.05 to 1.55%	-3.7 to 22.9%
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	10,212	6.56	58,736	2.6%	0.05 to 2.95%	-59.5 to 8.5%
Variable Fundamental Value Portfolio II	279	6.16 to 6.76	1,863	1.8%	0.05 to 1.55%	-51.5 to 39.2%
Variable Aggressive Growth Portfolio II	48	5.75	284	0.0%	1.55%	-51.5%
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	49	8.13	407	6.0%	1.55%	-22.5%
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	57,119	8.51 to 8.79	493,863	6.9%	0.05 to 2.95%	-25.3 to -7.6%
AMT Partners Portfolio Class I	42,818	5.11 to 5.23	223,917	23.2%	0.05 to 1.95%	-75.7 to -67.0%
AMT Regency Portfolio Class S	47	5.48	260	0.0%	0.05 to 1.55%	-60.6 to -17.9%
AMT Guardian Portfolio Class S	93,148	6.25 to 6.74	606,662	5.6%	0.05 to 2.95%	-61.0 to 8.9%
AMT MidCap Growth Portfolio Class S	14,510	6.36 to 6.54	93,435	0.0%	0.05 to 2.95%	-56.9 to 7.2%
Old Mutual Advisor Funds
VA Asset Allocation Balanced Portfolio	-	-	-	0.5%	1.55 to 2.40%	-48.0 to -26.8%
VA Asset Allocation Conservative Portfolio	-	-	-	0.2%	1.55 to 2.40%	-20.0 to -14.1%
VA Asset Allocation Moderate Growth Portfolio	-	-	-	0.0%	0.05 to 2.85%	-101.1 to -33.3%
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	36,405	7.65 to 7.73	281,255	5.1%	0.05 to 1.55%	-27.2 to -27.0%
VIT Long-Term U.S. Government Portfolio (Administrative Class)	47,265	11.29 to 12.50	575,499	6.2%	0.05 to 2.95%	13.7 to 85.6%
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	35,180	5.40 to 7.16	214,687	6.5%	0.05 to 2.95%	-115.7 to -6.2%
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	35,063	9.47 to 10.70	372,788	1.4%	0.05 to 1.55%	-7.0 to 105.9%
VIT Money Market Portfolio (Administrative Class)	273,528	10.10 to 10.39	2,791,761	1.0%	0.05 to 2.85%	0.1% to 3.1%
VIT Real Return Portfolio (Advisor Class)	37,456	8.94 to 10.02	350,027	3.0%	0.05 to 2.95%	-19.6 to 6.8%
VIT Total Return Portfolio (Advisor Class)	112,537	10.13 to 11.04	1,180,526	6.9%	0.05 to 2.95%	1.2 to 14.9%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

	At December 31, 2008			For the Period Ended December 31, 2008
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio II	3,462	$ 6.96 to $ 7.10	$ 24,574	0.0%	0.80 to 1.55%	-34.1 to 4.6%
Equity Income VCT Portfolio II	84,448	6.61 to 7.55	592,547	9.2%	0.05 to 2.95%	-51.2 to 8.1%
Pioneer Fund VCT Portfolio II	48	6.65	324	5.6%	1.55%	-38.9%
High Yield VCT Portfolio II	10,451	6.57 to 6.72	70,261	6.8%	0.05 to 1.55%	-47.7 to -41.3%
Small Cap Value VCT Portfolio II	11,020	5.41 to 6.78	70,367	14.0%	0.05 to 2.95%	-49.9 to -12.1%
Strategic Income VCT Portfolio II	51	9.10	454	6.9%	1.55%	-11.7%
Royce Capital Fund
Micro Cap Portfolio (Service Class)	3,570	5.76 to 6.18	21,902	18.9%	0.05 to 1.55%	-75.8 to 12.8%
Small-Cap Portfolio	-	6.87	0	0.1%	1.55%	-377.8%
Rydex Variable Trust (Beacon Advisor only)
Multi-Hedge Strategies	461	21.08	9,719	0.0%	0.05%	1.6%
CLS AdvisorOne Amerigo	1,775	22.13	39,190	2.1%	0.65%	-52.1%
Commodities Strategy	211	12.12	2,560	8.3%	0.05%	-98.5%
Essential Portfolio Conservative	3,257	22.89	74,556	5.5%	0.05%	-9.5%
Essential Portfolio Moderate	3,267	21.43	70,028	3.2%	0.05%	-16.5%
Essential Portfolio Aggressive	411	18.89	7,753	3.8%	0.05%	-28.2%
Government Long Bond 1.2x Strategy	124	17.69	2,185	2.6%	0.05%	28.8%
Hedged Equity	415	19.30	8,015	0.0%	0.80%	3.6%
Inverse Government Long Bond Strategy	4,172	13.66	56,993	0.5%	0.05%	-35.4%
Inverse NASDAQ-100® Strategy	-	25.14	0	0.0%	0.05%	44.6%
Inverse Russell 2000® 1.5x Strategy	-	43.20	0	0.2%	0.05%	0.6%
Inverse S&P 500® Strategy	3,238	58.75	190,294	0.7%	0.05%	3.9%
Nova	-	4.58	0	0.0%	0.05%	-224.8%
NASDAQ-100®	7,406	10.52	77,924	0.2%	0.05%	-47.1%
Russell 2000® 1.5x Strategy	-	-	-	0.0%	0.05%	0.0%
All-Cap Opportunity	583	9.01 to 9.08	5,264	0.1%	0.05 to 0.80%	-34.0 to 2.0%
U.S. Government Money Market	340,251	1.00 to 1.01	341,850	0.3%	0.05 to 1.15%	0.1 to 0.6%
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	53,667	6.13 to 6.35	340,596	0.1%	0.05 to 1.55%	-49.7 to 5.5%
Equity Income II	42,495	6.50 to 6.79	288,598	1.9%	0.05 to 1.55%	-51.1 to -38.0%
Health Sciences II	4,455	7.40 to 7.98	33,467	0.5%	0.05 to 2.00%	-41.5 to 11.0%
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	28,788	6.23 to 6.01	172,562	3.0%	0.05 to 1.55%	-60.9 to 6.1%
Van Kampen
UIF Core Plus Fixed Income Portfolio II	189	9.13	1,754	4.3%	1.55%	-7.0%
UIF Emerging Markets Debt Portfolio II	2,952	8.38 to 8.83	24,858	0.3%	0.05 to 1.55%	-19.7 to 6.8%
UIF Mid Cap Growth Portfolio II	47	6.19	298	27.5%	1.55%	-47.3%
UIF Mid Cap Value Portfolio II	14,185	5.90 to 6.36	87,671	33.8%	0.05 to 2.95%	-54.7 to 6.8%
VK LIT Growth and Income II	48	6.74	333	5.4%	1.55%	-42.4%
XTF
EFT 60 Class-ll	-	-	-	0.0%	1.55%	-1.9%
EFT 80 Class-ll	-	-	-	0.0%	1.55%	-2.3%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

	At December 31, 2007			For the Period Ended December 31, 2007
	Units	Unit Fair Value Lowest to Highest	Contract Owners' Equity	Net Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
AllianceBernstein Variable Products Series Fund
VPS International Growth Portfolio B	48	$11.81	$565	1.2%	1.55%	12.3%
VPS International Value Portfolio B	20,486	10.50 to 10.65	216,339	0.1%	1.55 to 2.95%	-11.5 to 4.8%
American Century Investments Variable Portfolios, Inc.
VP Income and Growth Fund II	48	9.90	480	1.8%	1.55%	-4.0%
VP International Fund II	48	11.81	569	0.5%	1.55%	12.9%
VP Mid Cap Value Fund II	49	9.60	469	0.5%	1.55%	1.1%
VP Value Fund II	49	9.24	455	1.5%	1.55%	-13.6%
Franklin Templeton Variable Insurance Products Trust
Franklin Global Communication Securities Fund - Class 2	49	11.95	591	0.0%	1.55%	24.5%
Mutual Global Discovery Securities Fund - Class 2	49	10.98	533	1.5%	1.55%	6.37%
Mutual Shares Securities Fund - Class 2	49	10.14	496	1.5%	1.55%	-0.8%
Franklin U.S. Government Fund - Class 2	8,302	10.34 to 10.48	86,458	0.4%	1.55 to 2.95%	1.9 to 4.7%
Templeton Developing Markets Securities Fund - Class 2	48	13.22	630	2.3%	1.55%	24.86%
Templeton Global Asset Allocation Fund - Class 2	49	10.91	534	22.3%	1.55%	6.5%
Templeton Global Bond Securities Fund - Class 2	5,871	10.94 to 11.09	64,661	0.2%	1.55 to 2.95%	-0.5 to 5.7%
Legg Mason Partners Variable Equity Trust
Variable Small Cap Growth Portfolio II	1,211	7.82 to 7.93	9,517	0.0%	1.55 to 2.95%	-7.8 to 5.4%
Variable Fundamental Value Portfolio II	49	9.91	486	0.7%	1.55%	-2.7%
Variable Aggressive Growth Portfolio II	49	9.83	485	0.0%	1.55%	-3.0%
Legg Mason Partners Variable Income Trust
Variable Strategic Bond Portfolio II	50	10.00	500	4.5%	1.55%	0.0%
Neuberger Berman Advisors Management Trust
AMT Lehman Brothers Short Duration Bond Portfolio Class I	11,409	10.17 to 10.31	116,936	3.1%	1.55 to 2.95%	-1.5 to 1.0%
AMT Partners Portfolio Class I	48	11.00	524	0.6%	1.55%	4.7%
AMT Regency Portfolio Class S	48	10.29	489	0.4%	1.55%	-2.1%
AMT Guardian Portfolio Class S	20,078	10.29 to 10.43	207,796	0.3%	1.55 to 2.95%	-4.5 to 9.6%
AMT MidCap Growth Portfolio Class S	1,890	11.60 to 11.76	22,045	0.0%	1.55 to 2.95%	-6.6 to 14.7%
Old Mutual Advisor Funds
VA Asset Allocation Balanced Portfolio	2,046	10.66	21,804	4.8%	1.55%	1.7%
VA Asset Allocation Conservative Portfolio	5,130	10.41 to 10.50	53,455	2.5%	1.55 to 2.4%	-0.4 to 4.1%
VA Asset Allocation Moderate Growth Portfolio	187,945	10.66 to 10.80	2,027,619	7.6%	1.55 to 2.85%	-23.4 to 2.2%
PIMCO Variable Insurance Trust
VIT High Yield Portfolio (Administrative Class)	151	10.17	1,536	6.4%	1.55%	0.6%
VIT Long-Term U.S. Government Portfolio (Administrative Class)	6,820	10.68 to 10.82	73,319	2.0%	1.55 to 2.95%	4.6 to 9.3%
VIT Commodity Real Return Strategy™ Portfolio (Advisor Class)	4,361	12.78 to 12.96	56,060	3.7%	1.55 to 2.85%	4.8 to 19.9%
VIT Global Bond Portfolio (Unhedged) (Advisor Class)	50	10.97	548	2.8%	1.55%	9.21
VIT Money Market Portfolio (Administrative Class)	34,330	10.23 to 10.32	351,615	1.7%	1.55 to 2.95%	0.1 to 2.9%
VIT Real Return Portfolio (Advisor Class)	9,343	10.81 to 10.96	101,779	2.1%	1.55 to 2.95%	3.5 to 7.3%
VIT Total Return Portfolio (Advisor Class)	8,970	10.57 to 10.71	95,472	2.2%	1.55 to 2.95%	1.8 to 6.4%
Pioneer Variable Contracts Trust (Class II Shares)
Cullen Value VCT Portfolio II	49	10.47	513	0.1%	1.55%	2.3%
Equity Income VCT Portfolio II	21,100	9.79 to 9.92	207,763	1.5%	1.55 to 2.95%	-11.0 to -0.9%
Pioneer Fund VCT Portfolio II	49	10.29	502	1.0%	1.55%	0.4%
High Yield VCT Portfolio II	49	10.36	510	4.5%	1.55%	1.8%
Small Cap Value VCT Portfolio II	1,044	9.00 to 9.13	9,447	0.1%	1.55 to 2.95%	-15.8 to -5.3%
Strategic Income VCT Portfolio II	50	10.47	521	4.8%	1.55%	4.1%
Royce Capital Fund
Micro Cap Portfolio (Service Class)	334	10.34	3,448	1.4%	1.55%	-3.1%
Small-Cap Portfolio	49	9.62	474	0.0%	1.55%	-5.2%
T. Rowe Price Equity Series, Inc.
Blue Chip Growth II	50	10.85	540	0.1%	1.55%	7.70%
Equity Income II	49	10.21	499	1.6%	1.55%	-0.1%
Health Sciences II	73	11.45	837	0.0%	1.55%	11.1%
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	73	9.42	690	2.0%	1.55%	-8.1
The Universal Institutional Funds, Inc.
UIF Core Plus Fixed Income Portfolio II	352	10.36	3,645	3.8%	1.55%	3.8%
UIF Emerging Markets Debt Portfolio II	50	10.55	525	6.9%	1.55%	0
UIF Mid Cap Growth Portfolio II	48	11.82	568	0.0%	1.55%	12.9
UIF Mid Cap Value Portfolio II	2,107	10.38 to 10.52	22,000	0.1%	1.55 to 2.95%	-8.4 to 6.0
Life Investment Trust
VK LIT Growth and Income II	49	10.10	499	1.4%	1.55%	-0.2%

Old Mutual Financial Network Separate Account VA

of OM Financial Life Insurance Company

Notes to Financial Statements

December 31, 2008 and 2007

Note 9: Financial Highlights (continued)

* These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets for the effective periods of investment through December 31, 2008 and February 2, 2007 through December 31, 2007. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values on redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the range of annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owner’s equity accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These ratios represent the range of minimum and maximum total return for the effective period of investment through December 31, 2008 and 2007, respectively, and include a deduction only for expenses assessed through the daily unit value calculation (included in the expense ratio). The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

No financial statements have been omitted from Part B.

(b) Exhibits

Exhibit #

1

Resolution of Board of Directors of Fidelity and Guaranty Life Insurance Company establishing Old Mutual Financial Network Separate Account VA (Incorporated by reference to Exhibit 1 of the Initial Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 22, 2006.)

2		Not Applicable

3	(a)

Principal Underwriting Agreement (Incorporated by reference to Exhibit 3(a) of the Initial Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 22, 2006.)

(b)

Selling Agreement (Incorporated by reference to Exhibit 3(b) of the Initial Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 22, 2006.)

4	(a)

Form of Annuity Contract (Incorporated by reference to Exhibit 4(a) of the Pre-Effective Amended Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 26, 2007.)

(b)

Form of Annuity Contract Riders (Incorporated by reference to Exhibit 4(b) of the Pre-Effective Amended Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 26, 2007.)

5

Form Annuity Contract Application (Incorporated by reference to Exhibit 4(c) of the Pre-Effective Amended Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 26, 2007.)

6	(a)

Articles of Incorporation of Fidelity and Guaranty Life Insurance Company (Incorporated by reference to Exhibit 6(a) of the Initial Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-137531, filed on September 22, 2006.)

	(b)	Bylaws of OM Financial Life Insurance Company (filed herewith)

7		N/A

8

Participation Agreements (Incorporated by reference to Exhibit 8 of the Pre-Effective Amendment #1 to the Registration statement for Old Mutual Financial Network Separate Account VA, file # 333-142420, filed on September 26, 2007.)

	(a)	Alliance Bernstein
	(b)	American Century
	(c)	Franklin Templeton
	(d)	Legg Mason
	(e)	Morgan Stanley
	(f)	Neuberger Berman
	(g)	Old Mutual Capital
	(h)	PIMCO
	(i)	Pioneer

	(j)	Royce
	(k)	Rydex (form of)
	(l)	T. Rowe Price
	(m)	Third Avenue
	(n)	Van Kampen
	(o)	XTF (form of)

9		Legal Opinion and Consent

10		Consent of Independent Registered Public Accounting Firm

11		No Financial Statements will be omitted from Item 23.

12		N/A

13		N/A

Item 25. Directors and Officers of the Depositor

Directors and Senior Officers of OM Financial Life Insurance Company

Name, and Principal Business Address Position and Offices with OM Financial Life Insurance (Years as an officer of the Company) Victor Lumby	Director, Senior Vice President (2005 – present)
Eric L. Marhoun	Senior Vice President, General Counsel, Secretary (2007-Present)
William F. Rothenbach, III	Director
Barry Ward	Director, Senior Vice President, Chief Financial Officer (2006-Present)
John A. Phelps, II	Director, President (2007 – present)
John R. Aprill	Vice President, Appointed Actuary (2007-Present)
George Nicholson	Director, Vice President, Controller (2007-Present)
Michele C. Gorsuch	Director, Vice President, Treasurer (2008-Present)
Gerald M. Wilson	Director, Vice President and Chief Risk Officer (2008-Present)
M. Brent Trostle	Vice President, Portfolio Management (2009-Present)
John T. Rooney	Assistant Secretary (2007-Present)
Jo Ann A. Grant	Director (2009-Present)

Business Address for All Officers and Directors: 1001 Fleet Street, Baltimore, Maryland 21202

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of OM Financial Life Insurance Company.

The discussion that follows summarizes the chain of ownership of Registrant and all subsidiaries and affiliates under common Old Mutual U.S. Life Holdings, Inc. (OMUSLH) management. OMUSLH’s sister company, Old Mutual Asset Management, has over thirty additional subsidiaries under its separate management that are not listed here. Old Mutual plc has hundreds of global subsidiaries in addition to those listed below that are not listed here.

Old Mutual plc (England) 100%	public company listed on the London Stock Exchange
OM Group (UK) Limited	holding company
Old Mutual (US) Holdings Inc. (Delaware) 100%	holding company
Old Mutual Asset Management, Inc. (Delaware) 100%	asset management, investment advisory and mutual fund company.
Old Mutual U.S. Life Holdings, Inc. (Delaware) 100%	holding company
Old Mutual Business Services, Inc. (Delaware) 100%	contracting company
OM Financial Life Insurance Company (Maryland) 100%	life/annuity insurer
OM Financial Life Insurance Company of New York (NY) 100%	life/annuity insurer
Fidelity and Guaranty Assignment, LLC (Maryland) 100%	structured settlement assignment company
F&G Brokerage, Inc. (Maryland) 100%	dormant shell
Old Mutual Financial Network Securities, Inc. (Maryland) 100%	broker dealer

Item 27. Number Of Contract Owners

As of March 31, 2009, there were 50 contract owners, 42 of which were non-qualified and 8 of which were qualified.

Item 28. Indemnification

OM Financial Life Insurance Company’s by-laws provide as follows:

ARTICLE VIII

SECTION 8.01 Compliance with Federal Securities Law

Insofar as indemnification or insurance benefits for liability arising under the Securities Act of 1933 and Section 17 of the 1940 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification and insurance benefits is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification or insurance benefits against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification or insurance benefits by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLE IX

Indemnification

Section 9.01 Indemnification of Directors and Officers

The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the corporation , or is or was serving at the request of the corporation as a director or officer of another corporation against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the fullest extend and under the circumstances permitted by the Annotated code of Maryland, Section 2-418 or any other applicable Maryland statutory or decisional law, as amended or interpreted. Such indemnification (unless otherwise ordered by a Court) shall be made as authorized in a specific case under determination that applicable standards of conduct set forth in the Annotated Code of Maryland or any other applicable Maryland statutory or decisional law, as amended or interpreted. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not and are not parties to or threatened with any such action, suit or proceeding, or (2) if such a quorum is not attainable, or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel, or (3) by the shareholders, or (4) by the Court in which such action, suit or proceeding was brought.

SECTION 9.02 Other rights

The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, any agreement, vote of shareholders or disinterested directors or otherwise and shall continue as to a person who has ceased to be director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 9.03 Advance Payment of Expenses

The corporation may pay expenses, including attorney’s fees, incurred in defending any action, suit or proceeding referred to in Section 1 of this Article, in advance of the final disposition of such action, suit or proceeding as authorized by the directors in the specific case, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article.

SECTION 9.04 Insurance

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, trustee, officer or employee of another corporation, domestic or foreign, non profit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or rising out of the status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

Item 29. Principal Underwriter

(a) Old Mutual Financial Network Securities, Inc., a controlled subsidiary of OM Financial Life Insurance Company, acts as principal underwriter for variable annuity contracts issued through Old Mutual Financial Network Separate Account VA.

(b) Directors and Officers of Old Mutual Financial Network Securities, Inc.

Name and Principal Business Address	Position with Old Mutual Financial Network Securities, Inc.
Barry G. Ward	Director
John A. Phelps, II	Director
George C. Nicholson	Director
Brian Grigg	President
Millicent Counts	Financial Operations Principal
Michele C. Gorsuch	Treasurer
Eric L. Marhoun	Secretary
John T. Rooney	Assistant Secretary
Business Address for All Officers and Directors:	1001 Fleet Street, Baltimore, Maryland 21202

(c) The principal underwriter received an underwriting fee of $176,495.09 for distribution of the Contracts and other variable annuity contracts offered by Registrant in the last fiscal year.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 1001 Fleet Street, Baltimore, MD and the offices of its third party administrator at 6425 Powers Ferry Road, Atlanta, Georgia 30339.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a)

Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)

Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

 Representation

OM Financial Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Old Mutual Financial Network Separate Account VA, certifies that it has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Baltimore and the State of Maryland, on April 30, 2009.

OLD MUTUAL FINANCIAL NETWORK SEPARATE ACCOUNT VA, Registrant

OM FINANCIAL LIFE INSURANCE COMPANY, Depositor

By:	/s/ John A. Phelps, II

                                                                                                                President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on April 30, 2009.

Signature	Title
/s/ Victor Lumby	Director, Senior Vice President
/s/ Gerald M. Wilson	Director, Vice President, hief Risk Officer
/s/ Jo Ann A. Grant	Director
/s/ Michele C. Gorsuch	Director, Vice President, Treasurer
/s/ William F. Rothenbach, III	Director
/s/ John A. Phelps, II	Director, President
/s/ Barry Ward	Director, Senior Vice President, Chief Financial Officer
/s/ George C. Nicholson	Director, Vice President, Controller

All Directors’ business address is 1001 Fleet St., Baltimore, MD 21202,

INDEX TO EXHIBITS

Exhibit #

6	(b)	By-Laws of OM Financial Life Insurance Company
9		Legal Opinion and Consent
10		Consent of Independent Registered Public Accounting Firm